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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

 REGISTRATION STATEMENT (NO. 2-17620)
 UNDER THE SECURITIES ACT OF 1933                           [X]


 PRE-EFFECTIVE AMENDMENT NO.                                [ ]


 POST-EFFECTIVE AMENDMENT NO. 111                           [X]


                                       AND

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 AMENDMENT NO. 111                                         [X]


                              VANGUARD WORLD FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
       [x] ON DECEMBER 29, 2008, PURSUANT TO PARAGRAPH (B)
       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
       [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     [SHIP LOGO VANGUARD /(R)/]



              VANGUARD U.S. GROWTH FUND PROSPECTUS


   December 29, 2008


 Investor Shares & Admiral/(TM)/ Shares







This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile                       1       Investing With Vanguard         21
-------------------------------------------------------------------------------
More on the Fund                   6       Purchasing Shares               21
-------------------------------------------------------------------------------
 The Fund and Vanguard            12       Converting Shares               24
-------------------------------------------------------------------------------
 Investment Advisors              12       Redeeming Shares                25
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    14       Exchanging Shares               28
 Taxes
-------------------------------------------------------------------------------
 Share Price                      17       Frequent-Trading Limits         29
-------------------------------------------------------------------------------
Financial Highlights              18       Other Rules You Should Know     30
-------------------------------------------------------------------------------
                                           Fund and Account Updates        34
-------------------------------------------------------------------------------
                                           Contacting Vanguard             37
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    39
-------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.


.. Manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
BAR CHART
RANGE: -40% TO 60%

                1999            39.98%
                2000            22.28%
                2001            -20.17%
                2002            -31.70%
                2003            26.10%
                2004            7.03%
                2005            11.15%
                2006            1.77%
                2007            10.15%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -20.59%.




During the periods shown in the bar chart, the highest return for a calendar quarter was 24.73% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.03% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                 1 Year            5 Years              10 Years
---------------------------------------------------------------------------------
VANGUARD U.S. GROWTH FUND
INVESTOR SHARES
---------------------------------------------------------------------------------
Return Before Taxes             10.15%              10.95%                0.08%
---------------------------------------------------------------------------------
Return After Taxes on
Distributions                   10.05               10.89                 -0.67
---------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale           6.73               9.57                   0.01
of Fund Shares
---------------------------------------------------------------------------------
VANGUARD U.S. GROWTH FUND
ADMIRAL SHARES/1/
---------------------------------------------------------------------------------
Return Before Taxes             10.39%              11.20%                  --
---------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------
Russell 1000 Growth             11.81%              12.11%                3.83%
Index
---------------------------------------------------------------------------------
Standard & Poor's 500            5.49              12.83                5.91
Index
---------------------------------------------------------------------------------
 1 From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2007, the average annual total returns were 1.06% for the
 Admiral Shares, 3.45% for the Russell 1000 Growth Index, and 5.18% for the
 Standard & Poor's 500 Index.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations.

Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.



Shareholder Fees
(Fees paid directly from your investment)
                                                                     Investor Shares        Admiral Shares
------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                             None                   None
------------------------------------------------------------------------------------------------------------------
Purchase Fee                                                         None                   None
------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                  None                   None
------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                       None                   None
------------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)        $20/Year/1/            --
------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                                     Investor Shares        Admiral Shares
------------------------------------------------------------------------------------------------------------------
Management Expenses                                                  0.47%                  0.28%
------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                               None                   None
------------------------------------------------------------------------------------------------------------------
Other Expenses                                                       0.03%                  0.03%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.50%                  0.31%
------------------------------------------------------------------------------------------------------------------
1 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.
2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------

Investor Shares     $51       $160      $280       $628
----------------------------------------------------------
Admiral Shares       32        100       174        393
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Fund's expense ratios in fiscal year 2008 were as follows: for Investor Shares, 0.50%, or $5.00 per $1,000 of average net assets; for Admiral Shares, 0.31%, or $3.10 per $1,000 of average net assets. The average large-cap growth fund had expenses in 2007 of 1.36%, or $13.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------

Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------
Net Assets (all share classes)  $4.8 billion
--------------------------------------------------------------------------------------------
Investment Advisors             . AllianceBernstein L.P., New York City, N.Y., since
                                 June 2001

                                . William Blair & Company, L.L.C., Chicago, Ill., since
                                 April 2004
--------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
--------------------------------------------------------------------------------------------
Suitable for IRAs               Yes

--------------------------------------------------------------------------------------------
                                Investor Shares              Admiral Shares
--------------------------------------------------------------------------------------------
Inception Date                  January 6, 1959              August 13, 2001
--------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                       $100,000
--------------------------------------------------------------------------------------------
Conversion Features             May be converted to          May be converted to Investor
                                Admiral Shares if you meet   Shares if you are no longer
                                eligibility                  eligible for Admiral Shares
                                requirements
--------------------------------------------------------------------------------------------
Newspaper Abbreviation          USGro                        USGroAdml
--------------------------------------------------------------------------------------------
Vanguard Fund Number            23                           523
--------------------------------------------------------------------------------------------
CUSIP Number                    921910105                    921910600
--------------------------------------------------------------------------------------------
Ticker Symbol                   VWUSX                        VWUAX
--------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in securities issued by U.S. companies may be changed only upon 60 days' notice to shareholders.


Market Exposure
The Fund invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund's investment advisors.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $50.9 billion.



[FLAG LOGO] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926-2007)

                      1 Year    5 Years     10 Years     20 Years
--------------------------------------------------------------------------
Best                  54.2%      28.6%       19.9%        17.8%
--------------------------------------------------------------------------
Worst                -43.1      -12.4        -0.8           3.1
--------------------------------------------------------------------------
Average               12.2       10.4        11.1           11.4
--------------------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------


[FLAG LOGO] The Fund is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Although each advisor uses a different process to select securities, under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.


AllianceBernstein L.P. (AllianceBernstein) advisor for approximately 67% of the Fund's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment manager selects from these categories, focusing on companies believed to be well-managed, show above-average earnings growth potential, and have reasonable valuations.

In managing its portion of the Fund's assets--approximately 31%--William Blair & Company, L.L.C. (William Blair & Company) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 2%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."



[FLAG LOGO] Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.


[FLAG LOGO] The Fund is subject to manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund is generally managed without regard to tax ramifications.

Other Investment Policies and Risks

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value during foreign market downswings.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------




Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately 98%, as reported by Morningstar, Inc., on August 31, 2008.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISORS


The Fund uses a multimanager approach to invest its assets. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

.. AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, is an investment advisory firm founded in 1971. AllianceBernstein manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2008, AllianceBernstein managed approximately $675 billion in assets.

.. William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2008, William Blair & Company managed approximately $41.2 billion in assets.

The Fund pays its investment advisors on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the Russell 1000 Growth Index over a trailing 36-month period (a 60-month period in the case of William Blair & Company). Please note that over time, changes in an advisor's relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.

For the fiscal year ended August 31, 2008, the aggregate advisory fees paid represented an effective annual rate of 0.15% of the Fund's average net assets before a performance-based decrease of 0.03%.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

The managers primarily responsible for the day-to-day management of the Fund are:


James G. Reilly, Executive Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1985; has managed investment portfolios for AllianceBernstein since 1988; and has managed a portion of the Fund since 2008. Education: B.S., Northwestern University; M.B.A., University of Chicago.

P. Scott Wallace, CFA, Senior Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1986; has managed investment portfolios for AllianceBernstein since 2001; and has managed a portion of the Fund since 2008. Education: B.A., Princeton University.


John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Fund since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.


The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



--------------------------------------------------------------------------------
 Plain Talk About Distributions
 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

.. Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT 'BUYING A DIVIDEND'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report, online at www.vanguard.com or by contacting Vanguard by telephone or mail.




--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2008, with a net asset value (price) of $19.44 per share. During the year, each Investor Share earned $0.089 from investment income (interest and dividends). There was a decline of $1.523 per share in the value of investments held or sold by the Fund, resulting in a net decline of $1.434 per share from investment operations.

 Shareholders received $0.116 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $17.89, reflecting losses of $1.434 per share and distributions of $0.116 per share. This was a decrease of $1.55 per share (from $19.44 at the beginning of the year to $17.89 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -7.44% for the year.

 As of August 31, 2008, the Investor Shares had approximately $3.6 billion in net assets. For the year, the expense ratio was 0.43% ($4.30 per $1,000 of net assets), and the net investment income amounted to 0.47% of average net assets. The Fund sold and replaced securities valued at 107% of its net assets.
--------------------------------------------------------------------------------

U.S. GROWTH FUND INVESTOR SHARES
                                                                                                   Year Ended August 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                      2008           2007           2006             2005           2004
                                                   -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $19.44         $17.06         $16.77            $14.39         $14.00
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations

--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                 .089           .113           .059             .040  /1/      .028

--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)               (1.523)       2.354           .266            2.385           .409
on Investments
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      (1.434)       2.467           .325            2.425           .437
--------------------------------------------------------------------------------------------------------------------------------
Distributions

--------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                  (.116)         (.087)         (.035)           (.045)        (.047)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains               --             --             --               --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (.116)         (.087)         (.035)           (.045)        (.047)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $17.89         $19.44         $17.06           $16.77         $14.39
--------------------------------------------------------------------------------------------------------------------------------
Total Return/2/                                       -7.44%         14.50%          1.93%           16.86%          3.11%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                 $3,637         $4,308         $4,530           $4,848         $5,503
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/3/     0.43%          0.50%          0.58%            0.55%          0.53%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average            0.47%          0.60%          0.34%         0.30%/1/          0.19%
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                         107%            51%            48%              38%            71%
--------------------------------------------------------------------------------------------------------------------------------
1 Net Investment Income per share and the ratio of net investment income to average net assets include $0.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, (0.02%), and (0.03%).

U.S. GROWTH FUND ADMIRAL SHARES
                                                                                                   Year Ended August 31,
                                                   -----------------------------------------------------------------------------
                                                      2008           2007           2006             2005           2004
                                                    -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $50.42         $44.24         $43.47           $37.29         $36.28
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                 .325           .416           .271           .226/1/          .147
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)             (3.950)         6.107           .677            6.163          1.052
on Investments
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    (3.625)         6.523           .948            6.389          1.199
--------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (.425)         (.343)          (.178)           (.209)        (.189)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains               --             --             --               --             --
 --------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.425)         (.343)          (.178)           (.209)        (.189)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $46.37         $50.42         $44.24           $43.47         $37.29
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                        -7.28%         14.80%          2.16%           17.16%          3.29%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                $1,116         $1,325         $1,262           $1,012           $824
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/     0.24%          0.27%          0.34%            0.32%          0.32%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average            0.66%          0.83%          0.58%          0.53%/1/         0.40%
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                        107%           51%            48%              38%              71%
--------------------------------------------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, (0.02%), and (0.03%).

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.


Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.


Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.



Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.


By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally

4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will generally be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and Section 403(b)(7) custodial accounts;


.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.



Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.


Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares


Self-directed conversions. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can make conversion requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard.


Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.


Tenure conversions. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. You may request a tenure conversion online, by telephone, or by mail.



Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.



REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on your account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.


By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.



By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 .Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 .Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave

 Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.



Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase.

This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.



Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and reregistrations of shares within the same fund.


.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.


.. Reregistrations of shares.


.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.



Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)


.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.


If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:


.. Money market sweep accounts owned in connection with a Vanguard Brokerage Services/(R)/ account.


.. Accounts held through intermediaries.


.. Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans*. Please consult your enrollment materials for the rules that apply to your account.


.. Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.


Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.



Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.

.. Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund's Portfolio Management page, a detailed list of the securities held by the Fund, as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
------------------------------------------------------------------------------------
Phone
------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)   /    For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to
                        7 p.m., Eastern time
------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


----------------------------------------------------------------------
Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------


Fund Numbers
Please use the specific fund number when contacting us:



                                    Investor Shares  Admiral Shares
Vanguard U.S. Growth Fund                        23             523
---------------------------------------------------------------------






















CFA/(R) /is a trademark owned by CFA Institute. Russell is a trademark of The Frank Russell Company. Standard and Poor's 500 and S&P 500 are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard and Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

This page intentionally left blank.

                                                      [SHIP LOGO VANGUARD /(R)/]


                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027


(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P023 122008

                                                     [SHIP LOGO VANGUARD /(R)/]



              VANGUARD U.S. GROWTH FUND PROSPECTUS



   December 29, 2008



 Admiral/(TM)/ Shares for Participants





This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile            1         Financial Highlights                    15
-------------------------------------------------------------------------------
More on the Fund        5         Investing With Vanguard                 18
-------------------------------------------------------------------------------
 The Fund and Vanguard  11        Accessing Fund Information by Computer  21
-------------------------------------------------------------------------------
 Investment Advisors    12        Glossary of Investment Terms            22
-------------------------------------------------------------------------------
 Dividends, Capital     13
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price            14
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.


.. Manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
BAR CHART
RANGE: -40% TO 60%

                2002            -35.67%
                2003             26.31%
                2004              7.29%
                2005             11.38%
                2006              2.03%
                2007             10.39%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -20.50%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 10.69% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.71% (quarter ended June 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                            1 Year                 5 Years           Since Inception/1/
Vanguard U.S. Growth Fund                   10.39%                 11.20%             1.06%
Admiral Shares
--------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction on fees or expenses)
--------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                   11.81%                 12.11%             3.45%
--------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                  5.49%                 12.83%             5.18%
--------------------------------------------------------------------------------------------------
1 Since inception returns are from August 13, 2001--the inception date of the Admiral
 Shares--through December 31, 2007.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                           None
-----------------------------------------------------------------------------------------------------------------
Purchase Fee                                                                       None
 -----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                     None
-----------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------
Management Expenses                                                                0.28%
-----------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                             None
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                     0.03%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/1/                                            0.31%
-----------------------------------------------------------------------------------------------------------------
1 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$32            100           174           93
--------------------------------------------------------




This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard U.S. Growth Fund Admiral Shares' expense ratio in fiscal year 2009 to be 0.31%, or $3.10 per $1,000 of average net assets. The average large-cap growth fund had expenses in 2007 of 1.36%, or $13.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Additional Information
As of August 31, 2007
------------------------------------------------------------------------------------------
Net Assets (all share classes)  $4.8 billion
------------------------------------------------------------------------------------------
Investment Advisors             . AllianceBernstein L.P., New York, N.Y., since June 2001

                                . William Blair & Company, L.L.C., Chicago, Ill., since
                                  April 2004
------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--January 6, 1959
                                Admiral Shares--August 13, 2001
------------------------------------------------------------------------------------------
Newspaper Abbreviation          USGroAdml
------------------------------------------------------------------------------------------
Vanguard Fund Number            523
------------------------------------------------------------------------------------------
CUSIP Number                    921910600
------------------------------------------------------------------------------------------
Ticker Symbol                   VWUAX
------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in securities issued by U.S. companies may be changed only upon 60 days' notice to shareholders.


Market Exposure
The Fund invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund's investment advisors.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $50.9 billion.



[FLAG LOGO] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926-2007)

                     1 Year      5 Years     10 Years     20 Years
------------------------------------------------------------------
Best                  54.2%       28.6%       19.9%        17.8%
------------------------------------------------------------------
Worst                -43.1       -12.4        -0.8           3.1
------------------------------------------------------------------
Average               12.2        10.4        11.1          11.4
------------------------------------------------------------------




The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



[FLAG LOGO] The Fund is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Although each advisor uses a different process to select securities, under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.


AllianceBernstein L.P. (AllianceBernstein) advisor for approximately 67% of the Fund's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment manager selects from these categories, focusing on companies believed to be well-managed, show above-average earnings growth potential, and have reasonable valuations.

In managing its portion of the Fund's assets--approximately 31%--William Blair & Company, L.L.C. (William Blair & Company) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 2%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."



[FLAG LOGO] Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.


[FLAG LOGO] The Fund is subject to manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund is generally managed without regard to tax ramifications.

Other Investment Policies and Risks

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value during foreign market downswings.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately 98%, as reported by Morningstar, Inc., on August 31, 2008.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commission and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS


The Fund uses a multimanager approach to invest its assets. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

.. AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, is an investment advisory firm founded in 1971. AllianceBernstein manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2008, AllianceBernstein managed approximately $675 billion in assets.

.. William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2008, William Blair & Company managed approximately $41.2 billion in assets.

The Fund pays its investment advisors on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the Russell 1000 Growth Index over a trailing 36-month period (a 60-month period in the case of William Blair & Company). Please note that over time, changes in an advisor's relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.

For the fiscal year ended August 31, 2008, the aggregate advisory fee represented an effective annual rate of 0.15% of the Fund's average net assets before a performance-based decrease of 0.03%.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.


The managers primarily responsible for the day-to-day management of the Fund are:


James G. Reilly, Executive Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1985; has managed investment portfolios for AllianceBernstein since 1988; and has managed a portion of the Fund since 2008. Education: B.S., Northwestern University; M.B.A., University of Chicago.

P. Scott Wallace, CFA, Senior Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1986; has managed investment portfolios for AllianceBernstein since 2001; and has managed a portion of the Fund since 2008. Education: B.A., Princeton University.


John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Fund since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Admiral Shares began fiscal year 2008 with a net asset value (price) of $50.42 per share. During the year, each Admiral Share earned $0.325 from investment income (interest and dividends). There was a decline of $3.950 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.625 per share from investment operations.

 Shareholders received $0.425 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $46.37, reflecting losses of $3.625 per share and distributions of $0.425 per share. This was a decrease of $4.05 per share (from $50.42 at the beginning of the year to $46.37 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -7.28% for the year.

 As of August 31, 2008, the Admiral Shares had approximately $1.1 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 0.66% of average net assets. The Fund sold and replaced securities valued at 107% of its net assets.
--------------------------------------------------------------------------------

U.S. GROWTH FUND ADMIRAL SHARES
                                                                                                   Year Ended August 31,
                                                   -----------------------------------------------------------------------------
                                                      2008           2007           2006             2005           2004
                                                   -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $50.42         $44.24         $43.47           $37.29         $36.28
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                 .325           .416           .271             .226/1/        .147
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)             (3.950)         6.107           .677            6.163          1.052
on Investments
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    (3.625)         6.523           .948            6.389          1.199
--------------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (.425)         (.343)         (.178)            (.209)         (.189)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains               --             --             --               --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.425)         (.343)         (.178)            (.209)         (.189)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $46.37         $50.42         $44.24           $43.47         $37.29
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                        -7.28%         14.80%          2.16%           17.16%          3.29%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                $1,116         $1,325         $1,262           $1,012           $824
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/     0.24%          0.27%          0.34%            0.32%          0.32%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average            0.66%          0.83%          0.58%         0.53%/1/          0.40%
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                         107%            51%            48%              38%            71%
--------------------------------------------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, (0.02%), and (0.03%).

INVESTING WITH VANGUARD


The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.


.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.


Vanguard reserves the right to change its policies without prior notice to shareholders.



Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


In all cases, your transaction will be based on the next-determined NAV of the Fund's Admiral Shares after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date. NAVs are calculated only on days the NYSE is open for trading.


Frequent Trading
The exchange privilege (your ability to purchase shares of a fund using proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund, (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies regardless of the dollar amount. Please note, the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax are not mail requests and remain subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.


Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.


.. Be sure to read the Fund's prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.


.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.



Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


No cancellations. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Uncashed Checks
Vanguard will not pay interest on uncashed checks.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund, as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


































CFA/(R) /is a trademark owned by CFA Institute. Russell is a trademark of The Frank Russell Company. Standard and Poor's 500 and S&P 500 are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard and Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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

This page intentionally left blank.

                                                     [SHIP LOGO VANGUARD /(R)/]



                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com
For More Information
If you would like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027


(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I523 122008

                                                      [SHIP LOGO VANGUARD /(R)/]


VANGUARD U.S. GROWTH FUND PROSPECTUS



 December 29, 2008


 Investor Shares for Participants






This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Fund Profile            1         Financial Highlights                    15
-------------------------------------------------------------------------------
More on the Fund        5         Investing With Vanguard                 18
-------------------------------------------------------------------------------
 The Fund and Vanguard  11        Accessing Fund Information by Computer  21
-------------------------------------------------------------------------------
 Investment Advisors    12        Glossary of Investment Terms            22
-------------------------------------------------------------------------------
 Dividends, Capital     13
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price            14
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

.. Asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.


.. Manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns--Investor Shares/1/
-------------------------------------------------------------------------------
BAR CHART
RANGE: -40% TO 60%

                1999            39.98%
                2000            22.28%
                2001            -20.17%
                2002            -31.70%
                2003            26.10%
                2004            7.03%
                2005            11.15%
                2006            1.77%
                2007            10.15%

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -20.59%.




During the periods shown in the bar chart, the highest return for a calendar quarter was 24.73% (quarter ended December 31,1998), and the lowest return for a quarter was -31.03% (quarter ended March 31, 2001).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                                    1 Year            5 Years           10 Years
---------------------------------------------------------------------------------------------------------
Vanguard U.S. Growth Fund Investor Shares           10.15%            10.95%             0.08%
---------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
---------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                           11.81             12.11               3.83
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                          5.49             12.83               5.91
---------------------------------------------------------------------------------------------------------



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------

Sales Charge (Load) Imposed on Purchases                                  None
--------------------------------------------------------------------------------
Purchase Fee                                                              None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                       None
--------------------------------------------------------------------------------
Redemption Fee                                                            None
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                      0.47%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                    None
--------------------------------------------------------------------------------
Other Expenses                                                           0.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/1/                                  0.50%
--------------------------------------------------------------------------------
1 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$51           $160          $280           $628
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard U.S. Growth Fund Investor Shares' expense ratio in fiscal year 2009 to be 0.50%, or $5.00 per $1,000 of average net assets. The average large-cap growth fund had expenses in 2007 of 1.36%, or $13.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------



Additional Information
As of August 31, 2008
------------------------------------------------------------------------------------------
Net Assets (all share classes)  $4.8 billion
------------------------------------------------------------------------------------------
Investment Advisors             . AllianceBernstein L.P., New York, N.Y., since June 2001

                                . William Blair & Company, L.L.C., Chicago, Ill., since
                                 April 2004
------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------
Inception Date                  January 6, 1959
------------------------------------------------------------------------------------------
Newspaper Abbreviation          USGro
------------------------------------------------------------------------------------------
Vanguard Fund Number            23
------------------------------------------------------------------------------------------
CUSIP Number                    921910105
-----------------------------------------------------------------------------------------
Ticker Symbol                   VWUSX
------------------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in securities issued by U.S. companies may be changed only upon 60 days' notice to shareholders.


Market Exposure
The Fund invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund's investment advisors.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $50.9 billion.



[FLAG LOGO] The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926-2007)

                      1 Year    5 Years     10 Years     20 Years
--------------------------------------------------------------------------
Best                  54.2%      28.6%       19.9%        17.8%
--------------------------------------------------------------------------
Worst                -43.1      -12.4        -0.8           3.1
--------------------------------------------------------------------------
Average               12.2       10.4        11.1           11.4
--------------------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
-------------------------------------------------------------------------------



[FLAG LOGO] The Fund is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Although each advisor uses a different process to select securities, under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.


AllianceBernstein L.P. (AllianceBernstein) advisor for approximately 67% of the Fund's assets, invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. AllianceBernstein's internal research staff ranks companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment manager selects from these categories, focusing on companies believed to be well-managed, show above-average earnings growth potential, and have reasonable valuations.

In managing its portion of the Fund's assets--approximately 31%--William Blair & Company, L.L.C. (William Blair & Company) uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 2%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."



[FLAG LOGO] Because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund is subject to asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.


[FLAG LOGO] The Fund is subject to manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


The Fund is generally managed without regard to tax ramifications.

Other Investment Policies and Risks

Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value during foreign market downswings.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
-------------------------------------------------------------------------------



Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was approximately 98%, as reported by Morningstar, Inc., on August 31, 2008.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
-------------------------------------------------------------------------------




THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


-------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure
 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------

INVESTMENT ADVISORS


The Fund uses a multimanager approach to invest its assets. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

.. AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, is an investment advisory firm founded in 1971. AllianceBernstein manages assets for mutual funds, public and private employee benefits plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2008, AllianceBernstein managed approximately $675 billion in assets.

.. William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefits plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2008, William Blair & Company managed approximately $41.2 billion in assets.

The Fund pays its investment advisors on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the Russell 1000 Growth Index over a trailing 36-month period (a 60-month period in the case of William Blair & Company). Please note that over time, changes in an advisor's relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.

For the fiscal year ended August 31, 2008, the aggregate advisory fee represented an effective annual rate of 0.15% of the Fund's average net assets before a performance-based decrease of 0.03%.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.


The managers primarily responsible for the day-to-day management of the Fund are:


James G. Reilly, Executive Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1985; has managed investment portfolios for AllianceBernstein since 1988; and has managed a portion of the Fund since 2008. Education: B.S., Northwestern University; M.B.A., University of Chicago.

P. Scott Wallace, CFA, Senior Vice President and Portfolio Manager of AllianceBernstein. He has worked in investment management since 1986; has managed investment portfolios for AllianceBernstein since 2001; and has managed a portion of the Fund since 2008. Education: B.A., Princeton University.


John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; and has managed a portion of the Fund since 2004. Education: B.A., University of Missouri; M.B.A., University of Michigan.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
-------------------------------------------------------------------------------




SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Share's financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2008 with a net asset value (price) of $19.44 per share. During the year, each Investor Share earned $0.089 from investment income (interest and dividends). There was a decline of $1.523 per share in the value of the investments held or sold by the Fund, resulting in a net decline of 1.434 per share from investment operations.

 Shareholders received $0.116 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $17.89, reflecting losses of $1.434 per share and distributions of $0.116 per share. This was a decrease of $1.55 per share (from $19.44 at the beginning of the year to $17.89 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -7.44% for the year.

 As of August 31, 2008, the Investor Shares had approximately $3.6 billion in net assets. For the year, the expense ratio was 0.43% ($4.30 per $1,000 of net assets), and the net investment income amounted to 0.47% of average net assets. The Fund sold and replaced securities valued at 107% of its net assets.
-------------------------------------------------------------------------------

U.S. GROWTH FUND INVESTOR SHARES
                                                                                                   Year Ended August 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                      2008           2007           2006             2005           2004
                                                   -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $19.44         $17.06         $16.77            $14.39         $14.00
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                 .089           .113           .059             .040/1/        .028
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)               (1.523)       2.354           .266            2.385           .409
on Investments
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      (1.434)       2.467           .325            2.425           .437
--------------------------------------------------------------------------------------------------------------------------------
Distributions

--------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                  (.116)         (.087)         (.035)           (.045)        (.047)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains               --             --             --               --             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (.116)         (.087)         (.035)           (.045)        (.047)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $17.89         $19.44         $17.06           $16.77         $14.39
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                          -7.44%         14.50%          1.93%           16.86%          3.11%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                 $3,637         $4,308         $4,530           $4,848         $5,503
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/     0.43%          0.50%          0.58%            0.55%          0.53%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average            0.47%          0.60%          0.34%         0.30%/1/          0.19%
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                         107%            51%            48%              38%            71%
--------------------------------------------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include
$0.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%,
(0.02%), and (0.03%).

INVESTING WITH VANGUARD


The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.


.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.


Vanguard reserves the right to change its policies without prior notice to shareholders.



Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


In all cases, your transaction will be based on the next-determined NAV of the Fund's Investor Shares after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date. NAVs are calculated only on days the NYSE is open for trading.


Frequent Trading
The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. the following policy applies, regardless of the dollar amount: Please note, the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax are not mail requests and remain subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.


Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.


.. Be sure to read the Fund's prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.


.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.



Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity with respect to the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


No cancellations. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Uncashed Checks
Vanguard will not pay interest on uncashed checks.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund's Portfolio Management page, a detailed list of the securities held by the Fund, as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the
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easy-to-use, interactive tools to help you create your own investment and
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CFA/(R) /is a trademark owned by CFA Institute. Russell is a trademark of The
Frank Russell Company. Standard and Poor's 500 and S&P 500 are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard and Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                     [SHIP LOGO VANGUARD /(R)/]


                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



For More Information
If you would like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027
(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I023 122008

                                                      [SHIP LOGO VANGUARD /(R)/]


VANGUARD MEGA CAP 300 INDEX FUNDS PROSPECTUS


   December 29, 2008


Institutional Shares


Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Value Index Fund
Vanguard Mega Cap 300 Growth Index Fund


[INDEXED TO MSCI/(R)/ LOGO]


This prospectus contains financial data for the Funds' through the fiscal year ended August 31, 2008.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Vanguard Fund Profiles             1       Investing With Vanguard         25

-------------------------------------------------------------------------------
 Mega Cap 300 Index Fund           1       Purchasing Shares               25

-------------------------------------------------------------------------------
 Mega Cap 300 Value Index Fund     4       Converting Shares               28

-------------------------------------------------------------------------------
 Mega Cap 300 Growth Index Fund    7       Redeeming Shares                28

-------------------------------------------------------------------------------
Investing in Index Funds          10       Exchanging Shares               31
-------------------------------------------------------------------------------
More on the Funds                 11       Frequent-Trading Limits         31
-------------------------------------------------------------------------------
 The Funds and Vanguard           16       Other Rules You Should Know     33
-------------------------------------------------------------------------------
 Investment Advisor               16       Fund and Account Updates        36
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    17       Contacting Vanguard             39
 Taxes
-------------------------------------------------------------------------------
 Share Price                      20       ETF Shares                      41
-------------------------------------------------------------------------------
Financial Highlights              21       Glossary of Investment Terms    46
-------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview

This prospectus offers Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million.

A separate prospectus offers the Funds' exchange-traded class of shares (ETF Shares). A brief description of ETF Shares and how to convert into them appears on pages 41 to 45 of this prospectus. The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE--VANGUARD MEGA CAP 300 INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Large-Cap 300 Index. The Index is a free-float adjusted, market-capitalization- weighted index designed to measure equity market performance of large-capitalization stocks. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                           None
-----------------------------------------------------------------------------------------------------------------
Purchase Fee                                                                       None/1/
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                     None
-----------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------
Management Expenses                                                                0.01%
-----------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                             None
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                     0.10%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                            0.11%
-----------------------------------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current  fund assets.



The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35            $62           $141
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Mega Cap 300 Index Fund)  $141.3 million
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Dividends are distributed quarterly in March, June,
                                   September, and December; capital gains, if any, are
                                   distributed annually in December.
--------------------------------------------------------------------------------------------------
Inception Date                     February 22, 2008
--------------------------------------------------------------------------------------------------
Minimum Initial Investment         $5 million
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation             MegCapInt
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               828
--------------------------------------------------------------------------------------------------
CUSIP Number                       921910857
--------------------------------------------------------------------------------------------------
Ticker Symbol                      VMCTX
--------------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD MEGA CAP 300 VALUE INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks in the United States.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value companies of the MSCI US Large-Cap 300 Index. The Index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                           None
-----------------------------------------------------------------------------------------------------------------
Purchase Fee                                                                       None/1/
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                     None
-----------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------
Management Expenses                                                                0.06%
-----------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                             None
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                     0.05%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                            0.11%
-----------------------------------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current
 fund assets.



The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11           $35            $62           $141
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Mega Cap 300 Value        $150.3 million
Index Fund)
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Dividends are distributed quarterly in March, June,
                                   September, and December; capital gains, if any, are
                                   distributed annually in December.
--------------------------------------------------------------------------------------------------
Inception Date                     March 5, 2008
--------------------------------------------------------------------------------------------------
Minimum Initial Investment         $5 million
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation             MegCapValInt
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               839
--------------------------------------------------------------------------------------------------
CUSIP Number                       921910824
--------------------------------------------------------------------------------------------------
Ticker Symbol                      VMVLX
--------------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD MEGA CAP 300 GROWTH INDEX FUND


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks in the United States.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the growth companies of the MSCI US Large-Cap 300 Index. The Index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.


Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                           None
-----------------------------------------------------------------------------------------------------------------
Purchase Fee                                                                       None/1/
-----------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                     None
-----------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------
Management Expenses                                                                0.04%
-----------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                             None
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                     0.07%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                            0.11%
-----------------------------------------------------------------------------------------------------------------
1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current  fund assets.



The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$11            $35          $62            $141
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Mega Cap 300 Growth       $257.7 million
Index Fund)
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Dividends are distributed quarterly in March, June,
                                   September, and December; capital gains, if any, are
                                   distributed annually in December.
--------------------------------------------------------------------------------------------------
Inception Date                     April 3, 2008
--------------------------------------------------------------------------------------------------
Minimum Initial Investment         $5 million
--------------------------------------------------------------------------------------------------
Newspaper Abbreviation             MegCapGwthInt
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               838
 --------------------------------------------------------------------------------------------------
CUSIP Number                       921910782
--------------------------------------------------------------------------------------------------
Ticker Symbol                      VMGAX
 --------------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


.. Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG LOGO] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG LOGO] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because each Fund replicates its target index, the Fund may underperform the overall stock market.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2007)

                      1 Year    5 Years     10 Years     20 Years
--------------------------------------------------------------------------
Best                  54.2%      28.6%       19.9%        17.8%
--------------------------------------------------------------------------
Worst                -43.1      -12.4        -0.8           3.1
--------------------------------------------------------------------------
Average               12.2       10.4        11.1           11.4
--------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the index tracked by each Fund as of August 31, 2008, was:


                                         Asset-Weighted Median
Index                                    Market Capitalization
--------------------------------------------------------------
MSCI US Large-Cap 300 Index                    $57.7 billion
--------------------------------------------------------------
MSCI US Large-Cap Value Index                           76.6
--------------------------------------------------------------
MSCI US Large-Cap Growth Index                          47.2
--------------------------------------------------------------




[FLAG LOGO] Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With

Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only in response to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-growth funds was approximately 98%, as reported by Morningstar, Inc., on August 31, 2008.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2008, Vanguard served as advisor for approximately

$1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.


For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


The managers primarily responsible for the day-to-day management of the Funds are:

Donald Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed stock index funds since 1997; and has managed the Mega Cap 300 Value Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

Ryan Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed stock index funds since 2000; and has managed the Mega Cap 300 Index Fund since its inception. Education: B.S., The Pennsylvania State University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed stock index funds since 1999; and has managed the Mega Cap 300 Growth Index Fund since its inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:


.. Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.


.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.


.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.


.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT 'BUYING A DIVIDEND'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in each Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The explanation uses the Mega Cap 300 Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2008 with a net asset value (price) of $91.07 per share. During the year, each Institutional Share earned $0.685 per share from investment income (interest and dividends). There was a decline of $4.028 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.343 per share from investment operations.

 Shareholders received $0.587 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $87.14, reflecting losses of $3.343 per share and distributions of $0.587 per share. This was a decrease of $3.93 per share (from $91.07 at the beginning of the year to $87.14 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -3.69% for the year.

 As of August 31, 2008, the Institutional Shares had approximately $53 million in net assets. For the year, the expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the net investment income amounted to 2.14% of its average net assets. The Fund sold and replaced securities valued at 30% of its net assets.
--------------------------------------------------------------------------------

MEGA CAP 300 INDEX INSTITUTIONAL SHARES
                                                         February 22, 2008/1/ to
                                                                      August 31,
                                                                            2008
Net Asset Value, Beginning of Period                                     $91.07
---------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------
Net Investment Income                                                      .685
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                 (4.028)
on Investments
---------------------------------------------------------------------------------------
Total from Investment Operation                                         (3.343)
Operations
---------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------
Dividends from Net Investment Income                                     (.587)
---------------------------------------------------------------------------------------
Distributions from                                                           --
Realized Capital Gains
---------------------------------------------------------------------------------------
Total Distributions                                                      (.587)
---------------------------------------------------------------------------------------
Net Asset Value, End                                                     $87.14
of Period
---------------------------------------------------------------------------------------
Total Return                                                             -3.69%
---------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net Assets, End of
Period (Millions)                                                           $53
---------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                                             0.08%/2/
---------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                                     2.14%/2/
---------------------------------------------------------------------------------------
Turnover Rate/3/                                                             30%
---------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF
 Creation Units.

MEGA CAP 300 VALUE INDEX INSTITUTIONAL SHARES
                                                     March 5, 2008/1/ to August
                                                                       31, 2008
Net Asset Value,
Beginning of Period                                                      $90.01
-----------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------
Net Investment Income                                                  1.124/2/
-----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                          (6.444)
-----------------------------------------------------------------------------------------
Total from Investment                                                   (5.320)
Operations
-----------------------------------------------------------------------------------------
Distributions

-----------------------------------------------------------------------------------------
Dividends from Net Investment Income                                    (1.000)
-----------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                    --
-----------------------------------------------------------------------------------------
Total Distributions                                                     (1.000)
-----------------------------------------------------------------------------------------
Net Asset Value, End                                                     $83.69
of Period
-----------------------------------------------------------------------------------------
Total Return                                                             -5.96%
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                        $53
-----------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                                     0.08%/3/
Net Assets
-----------------------------------------------------------------------------------------
Ratio of Net Investment Income to                                      3.19%/3/
Average Net Assets
-----------------------------------------------------------------------------------------
Turnover Rate/4/                                                           12%
-----------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation
 Units.

MEGA CAP 300 GROWTH INDEX INSTITUTIONAL SHARES
                                                     April 3, 2008/1/ to August
                                                                       31, 2008
Net Asset Value,
Beginning of Period                                                      $92.21
-----------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------
Net Investment Income                                                      .343
-----------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                 (1.250)
on Investments
-----------------------------------------------------------------------------------------
Total from Investment                                                    (.907)
Operations
-----------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------
Dividends from Net                                                       (.203)
Investment Income
-----------------------------------------------------------------------------------------
Distributions from                                                           --
Realized Capital Gains
-----------------------------------------------------------------------------------------
Total Distributions                                                      (.203)
-----------------------------------------------------------------------------------------
Net Asset Value, End                                                     $91.10
of Period
-----------------------------------------------------------------------------------------
Total Return                                                             -0.99%
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
Net Assets, End of                                                          $97
Period (Millions)
-----------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                                     0.08%/2/
Net Assets
-----------------------------------------------------------------------------------------
Ratio of Net Investment Income to                                      1.16%/2/
Average Net Assets
-----------------------------------------------------------------------------------------
Turnover Rate/3/                                                              9%
-----------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation
 Units.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.


Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


Account Minimums for Institutional Shares

To open and maintain an account.  $5 million.

Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.



Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay For a Purchase



By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or whenever you wish. Your purchase request can be initiated online, by telephone, or by mail.




By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.



Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE

(generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will generally be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.


CONVERTING SHARES


A conversion between share classes of the same fund is a nontaxable event.


Pricing of Share Class Conversions
If you convert from Institutional Shares to ETF Shares, the transaction will be based on the respective net asset values of the separate classes on the trade date for the conversion. For more information see Conversion Privilege under ETF Shares.


REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal
Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.


By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.



By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 .Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 .Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds

(redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.



Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day.
See Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions and transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and reregistrations of shares within the same fund.


.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.


.. Reregistrations of shares.


.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Other Rules You Should Know


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most

Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.



Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)


.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts
Each Fund reserves the right to convert an investor's Institutional Shares to another share class, as appropriate, if the fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.


Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.



Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard Mega Cap 300 Index Funds twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund's Portfolio & Management page, a detailed list of the securities held by the Fund, as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the

Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard


Web

Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)   /    For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to
                        7 p.m., Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------




Fund Numbers
Please use the specific fund number when contacting us:


<
                                              Institutional Shares
Vanguard Mega Cap 300 Index Fund                               828
--------------------------------------------------------------------
Vanguard Mega Cap 300 Value Index Fund                         839
--------------------------------------------------------------------
Vanguard Mega Cap 300 Growth Index Fund                        838
--------------------------------------------------------------------


















CFA/(R)/ is a trademark owned by CFA Institute. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard and Poor's makes no representation regarding the advisability of investing in the funds.

ETF SHARES


In addition to Institutional Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on a national securities exchange. If you own Institutional Shares issued by one of these funds, you may convert those shares to ETF Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.


Each Fund offers an ETF Share class:



Fund                              ETF Shares                 Ticker Symbol
----------------------------------------------------------------------------

Vanguard Mega Cap 300 Index Fund  Vanguard Mega Cap 300 ETF  MGC
----------------------------------------------------------------------------
Vanguard Mega Cap 300 Value       Vanguard Mega Cap 300      MGV
Index Fund                        Value ETF
----------------------------------------------------------------------------
Vanguard Mega Cap 300 Growth      Vanguard Mega Cap 300      MGK
Index Fund                        Growth ETF
----------------------------------------------------------------------------


Although ETF Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.


The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares

Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.


An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


*U.S. Pat. No. 6,879,964 B2; 7,337,138.

Buying and Selling ETF Shares
Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares of a Vanguard fund that issues ETF Shares, you can convert those shares to ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of shares known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.


.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on a national securities exchange, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on an exchange may be halted if exchange officials deem such action appropriate, if the shares are delisted from the listing exchange, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Fees and Expenses

When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


Account Services

Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege

Owners of conventional shares issued by the Funds may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares to ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted to conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.


Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.

Converting conventional shares to ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective net asset values of the two share classes.


Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:


.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

GLOSSARY OF INVESTMENT TERMS


Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.



Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Bid-Asked Spread. The difference between what a buyer is willing to bid (pay) for a security and the seller's asking (offer) price.



Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.



Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.



Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.



Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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



                                                     [SHIP LOGO VANGUARD /(R)/]



                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard Mega Cap 300 Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335


If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text telephone for people with hearing impairment:
800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-1027


(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I828 122008

                                                     [SHIP LOGO VANGUARD /(R)/]


VANGUARD MEGA CAP 300 ETFS PROSPECTUS


December 29, 2008


Exchange-traded fund shares that are not individually redeemable


Vanguard Mega Cap 300 ETF
Vanguard Mega Cap 300 Value ETF
Vanguard Mega Cap 300 Growth ETF


[INDEXED TO MSCI/(R)/ LOGO]


This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2008.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


Vanguard ETF Profiles      1       More on the Funds and ETF Shares        12

-------------------------------------------------------------------------------
 Mega Cap 300 ETF          1       The Funds and Vanguard                  25

-------------------------------------------------------------------------------
 Mega Cap 300 Value ETF    4       Investment                              26
                                   Advisor
-------------------------------------------------------------------------------
 Mega Cap 300 Growth       7       Dividends, Capital Gains, and Taxes     27
 ETF
-------------------------------------------------------------------------------
Investing in Vanguard     10       Daily Pricing                           28
ETF Shares
-------------------------------------------------------------------------------
                                   Financial Highlights                    30

-------------------------------------------------------------------------------
                                   Glossary of Investment Terms            34

-------------------------------------------------------------------------------


A Note to Retail Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.


An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

PROFILE--VANGUARD MEGA CAP 300 ETF

The following profile summarizes key features of Vanguard Mega Cap 300 ETF, an exchange-traded class of shares issued by Vanguard Mega Cap 300 Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Large-Cap 300 Index. The Index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Mega Cap 300 ETF Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Mega Cap 300 ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying Mega Cap 300 ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Mega Cap 300 ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Mega Cap 300 ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Mega Cap 300 ETF Shares are delisted from NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Mega Cap 300 Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2008.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None
-----------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                                             $750/1/
-----------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                      0.05%
-----------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                   None
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.08 %
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     0.13%
-----------------------------------------------------------------------------------------------------------------------------
1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the
National Securities  Clearing Corporation, or with a nonconforming basket, an additional fee will apply. Please see
"Purchasing Vanguard ETF  Shares From an Issuing Fund."

An investor buying or selling Mega Cap 300 ETF Shares on the secondary market will pay a commission to his or her broker  in an amount established by the broker. An investor converting into Mega Cap 300 ETF Shares will pay a
$50 conversion fee  to Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing in Mega Cap 300 ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mega Cap 300 ETF. This example assumes that Mega Cap 300 ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mega Cap 300 ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------



The value of a Mega Cap 300 ETF Creation Unit as of August 31, 2008, was approximately $4.4 million. Assuming an investment of $4.4 million, payment of the standard $750 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Mega Cap 300 ETF Creation Unit would be $6,616 if the Creation Unit were redeemed after one year and $19,204 if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of August 31, 2008
---------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Mega Cap 300 Index Fund)   $141.3 million
---------------------------------------------------------------------------------------------------
Investment Advisor                  The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------------
Dividends and Capital Gains         Dividends are distributed quarterly in March, June,
                                    September, and December; capital gains, if any, are
                                    distributed annually in December.
---------------------------------------------------------------------------------------------------
Inception Date                      December 17, 2007
---------------------------------------------------------------------------------------------------
Number of Mega Cap 300 ETF Shares   100,000
in a Creation Unit
---------------------------------------------------------------------------------------------------
Vanguard Fund Number                3137
---------------------------------------------------------------------------------------------------
CUSIP Number                        921910873
---------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol             MGC
---------------------------------------------------------------------------------------------------

PROFILE--VANGUARD MEGA CAP 300 VALUE ETF

The following profile summarizes key features of Vanguard Mega Cap 300 Value ETF, an exchange-traded class of shares issued by Vanguard Mega Cap 300 Value Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks in the United States.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Large-Cap Value Index, which represents the value companies of the MSCI US Large-Cap 300 Index. The Index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Mega Cap 300 Value ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Mega Cap 300 Value ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Mega Cap 300 Value ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Mega Cap 300 Value ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Mega Cap 300 Value ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Mega Cap 300 Value ETF Shares are delisted from NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Vanguard Mega Cap 300 Value Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2008.


Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None

-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None

-----------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                                             $500/1/
-----------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                      0.04%
-----------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                   None
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.09%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     0.13%
-----------------------------------------------------------------------------------------------------------------------------
1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the
National Securities Clearing Corporation, or with a nonconforming basket, an additional fee will apply. Please see
"Purchasing Vanguard ETF Shares From an Issuing Fund."

 An investor buying or selling Mega Cap 300 Value ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Mega Cap 300 Value ETF
Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing in Mega Cap 300 Value ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mega Cap 300 Value ETF. This example assumes that Mega Cap 300 Value ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mega Cap 300 Value ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$13           $42           $73           $166
--------------------------------------------------------




The value of a Mega Cap 300 Value ETF Creation Unit as of August 31, 2008, was approximately $4.2 million. Assuming an investment of $4.2 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Mega Cap 300 Value ETF Creation Unit would be $6,592 if the Creation Unit were redeemed after one year and $18,607 if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Mega Cap 300 Value
Index Fund)                         $150.3 million
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Dividends are distributed quarterly in March, June,
                                   September, and December; capital gains, if any, are
                                   distributed annually in December.
--------------------------------------------------------------------------------------------------
Inception Date                     December 17, 2007
--------------------------------------------------------------------------------------------------
Number of Mega Cap 300 Value ETF   100,000
Shares in a Creation Unit
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               3139
--------------------------------------------------------------------------------------------------
CUSIP Number                       921910840
--------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol            MGV
--------------------------------------------------------------------------------------------------

PROFILE--VANGUARD MEGA CAP 300 GROWTH ETF

The following profile summarizes key features of Vanguard Mega Cap 300 Growth ETF, an exchange-traded class of shares issued by Vanguard Mega Cap 300 Growth Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks in the United States.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Large-Cap Growth Index, which represents the growth companies of the MSCI US Large-Cap 300 Index. The Index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Mega Cap 300 Growth ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Mega Cap 300 Growth ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Mega Cap 300 Growth ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Mega Cap 300 Growth ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Mega Cap 300 Growth ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Mega Cap 300 Growth ETF Shares are delisted from NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.


Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2008.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None
-----------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                                             $500/1/
-----------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                      0.08%
-----------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                   None
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.05%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     0.13%
-----------------------------------------------------------------------------------------------------------------------------
1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the
National Securities Clearing Corporation, or with a nonconforming basket, an additional fee will apply. Please see
"Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Mega Cap 300 Growth ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Mega Cap 300 Growth ETF
Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

The following example is intended to help retail investors compare the cost of investing in Mega Cap 300 Growth ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Mega Cap 300 Growth ETF. This example assumes that Mega Cap 300 Growth ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Mega Cap 300 Growth ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------

$13           $42           $73           $166
--------------------------------------------------------




The value of a Mega Cap 300 Growth ETF Creation Unit as of August 31, 2008, was approximately $4.6 million. Assuming an investment of $4.6 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Mega Cap 300 Growth ETF Creation Unit would be $7,125 if the Creation Unit were redeemed after one year and $20,284 if redeemed after three years.


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of August 31, 2008
---------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Mega Cap 300 Growth
Index Fund)                         $257.7 million
---------------------------------------------------------------------------------------------------
Investment Advisor                  The Vanguard Group, Inc., Valley Forge, Pa., since inception
---------------------------------------------------------------------------------------------------
Dividends and Capital Gains         Dividends are distributed quarterly in March, June,
                                    September, and December; capital gains, if any, are
                                    distributed annually in December.
---------------------------------------------------------------------------------------------------
Inception Date                      December 17, 2007
---------------------------------------------------------------------------------------------------
Number of Mega Cap 300 Growth ETF   100,000
Shares in a Creation Unit
---------------------------------------------------------------------------------------------------
Vanguard Fund Number                3138
---------------------------------------------------------------------------------------------------
CUSIP Number                        921910816
---------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol             MGK
---------------------------------------------------------------------------------------------------

INVESTING IN VANGUARD ETF(TM) SHARES


What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing Fund. The following ETF Shares are offered through this prospectus:



Fund                    ETF Shares                        Seek to Track
-------------------------------------------------------------------------------
Vanguard Mega Cap 300   Vanguard Mega Cap 300 ETF         The largest-cap stocks
Index Fund
-------------------------------------------------------------------------------
Vanguard Mega Cap 300   Vanguard Mega Cap 300 Value ETF   The largest-cap value
Value Index Fund                                          stocks
-------------------------------------------------------------------------------
Vanguard Mega Cap 300   Vanguard Mega Cap 300 Growth ETF  The largest-cap growth
Growth Index Fund                                         stocks
-------------------------------------------------------------------------------



In addition to ETF Shares, each Fund offers one conventional (not exchange-traded) class of shares. This prospectus, however, relates only to ETF Shares. All of the Funds use indexes licensed to Vanguard by MSCI.


How Are Vanguard ETF Shares Different From Conventional Mutual
Fund Shares?

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a NAV typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.


An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


How Do I Buy and Sell Vanguard ETF Shares?

Vanguard funds issue and redeem ETF Shares only in large blocks of shares known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must trade through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.


Investors who cannot afford to purchase a Creation Unit can acquire ETF Shares in one of two ways. If you own conventional shares of a stock fund that issues ETF Shares, you can, for a fee, convert those shares into ETF Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under More on the Funds and ETF Shares. In addition, any investor can purchase ETF Shares on the secondary market through a broker. ETF Shares are publicly traded on a national securities exchange. To acquire ETF Shares through either means, you must have a brokerage account. For information about acquiring ETF Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell ETF Shares, you must do so through your broker; ETF Shares cannot be converted back into conventional shares.


When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares, and receive less than NAV when you sell those shares.

MORE ON THE FUNDS AND ETF SHARES

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this [FLAG LOGO} symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders.


Market Exposure

[FLAG LOGO] Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because each Fund replicates its target index, the Fund may underperform the overall stock market.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



U.S. Stock Market Returns
(1926-2007)

                      1 Year    5 Years     10 Years     20 Years
--------------------------------------------------------------------------
Best                  54.2%      28.6%       19.9%        17.8%
--------------------------------------------------------------------------
Worst                -43.1      -12.4        -0.8           3.1
--------------------------------------------------------------------------
Average               12.2       10.4        11.1           11.4
--------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--the large caps stocks of the S&P 500 Index.

Similarly, indexes that focus on growth stocks or value stocks will not necessarily perform in the same way as the broader S&P 500 Index. Both growth and value stocks have the potential at times to be more volatile than the broader markets.


Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the index tracked by each Fund as of August 31, 2008, was:

                                         Asset-Weighted Median
Index                                    Market Capitalization
--------------------------------------------------------------
MSCI US Large-Cap 300 Index                      $57.7 billion
--------------------------------------------------------------
MSCI US Large-Cap Value Index                     76.6
--------------------------------------------------------------
MSCI US Large-Cap Growth Index                    47.2
--------------------------------------------------------------





LOGO
Each Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.


Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.


To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

[FLAG LOGO] ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.


[FLAG LOGO] The market price of ETF Shares may differ from NAV. Vanguard ETF Shares are listed for trading on a national securities exchange and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.



The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.

The following table shows the number of times the Funds' ETF Shares traded at a premium or discount to NAV as well as the size of the premium or discount.


PREMIUM/DISCOUNT INFORMATION AS OF THE MOST RECENT CALENDAR QUARTER ENDED
SEPTEMBER 30, 2008
                             Market Price Above or              Market Price Below NAV
                             Equal to NAV
----------------------------------------------------------------------------------------------
Basis Point                  Number        Percentage of        Number        Percentage of
Differential/1/              of Days           Total Days       of Days           Total Days
----------------------------------------------------------------------------------------------
Vanguard Mega Cap 300 ETF (Beginning December 17, 2007)
----------------------------------------------------------------------------------------------
0-24.9                           104               52.26%           85              42.71%
----------------------------------------------------------------------------------------------
25-49.9                            4                 2.01             3                 1.51
----------------------------------------------------------------------------------------------
50-74.9                            1                 0.50             0                 0.00
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               2                 1.01             0                 0.00
----------------------------------------------------------------------------------------------
Total                            111               55.78%            88                44.22%
----------------------------------------------------------------------------------------------
Vanguard Mega Cap 300 Value ETF (Beginning December 17, 2007)
----------------------------------------------------------------------------------------------
0-24.9                           113               56.77%            72                36.18%
----------------------------------------------------------------------------------------------
25-49.9                            6                 3.02             2                 1.01
----------------------------------------------------------------------------------------------
50-74.9                            2                 1.01             1                 0.50
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               3                 1.51             0                 0.00
----------------------------------------------------------------------------------------------
Total                            124                62.31%           75                37.69%
----------------------------------------------------------------------------------------------
Vanguard Mega Cap 300 Growth ETF (Beginning December 17, 2007)
----------------------------------------------------------------------------------------------
0-24.9                            94                47.23%           96                48.24%
----------------------------------------------------------------------------------------------
25-49.9                            2                 1.01             1                 0.50
----------------------------------------------------------------------------------------------
50-74.9                            0                 0.00             1                 0.50
----------------------------------------------------------------------------------------------
75-100                             0                 0.00             0                 0.00
----------------------------------------------------------------------------------------------
>100                               3                 1.51             2                 1.01
----------------------------------------------------------------------------------------------
Total                             99                49.75%           100               50.25%
----------------------------------------------------------------------------------------------
1 One basis point equals 1/100 of 1%.

The following table shows the cumulative (not annual) total returns of each Fund's ETF Shares, based on the shares' NAV and market price, and of the Fund's target index.



CUMULATIVE TOTAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER ENDED
SEPTEMBER 30, 2008
                                                                       Since
                                                                    Inception/1/
-------------------------------------------------------------------------------
VANGUARD MEGA CAP 300 ETF
-------------------------------------------------------------------------------
Return Based on NAV                                                    -17.34%
-------------------------------------------------------------------------------
Return Based on Market                                                 -17.01
-------------------------------------------------------------------------------
MSCI US Large-Cap 300 Index                                            -17.31
-------------------------------------------------------------------------------
VANGUARD MEGA CAP 300 VALUE
ETF
-------------------------------------------------------------------------------
Return Based on NAV                                                    -19.15%
-------------------------------------------------------------------------------
Return Based on Market                                                 -18.95
Price
-------------------------------------------------------------------------------
MSCI US Large-Cap Value                                                -19.19
Index
-------------------------------------------------------------------------------
VANGUARD MEGA CAP 300
GROWTH ETF
-------------------------------------------------------------------------------
Return Based on NAV                                                    -15.62%
-------------------------------------------------------------------------------
Return Based on Market                                                 -16.12
Price
-------------------------------------------------------------------------------
MSCI US Large-Cap Growth                                               -15.57
Index
-------------------------------------------------------------------------------
1 Since-inception returns are from December 17, 2007--the inception date of the ETF Shares--through September 30, 2008.



Note: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's ETF Shares. The website also will disclose how frequently each Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.


[FLAG LOGO] An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained.

[FLAG LOGO] Trading may be halted. Trading of Vanguard ETF Shares on a national securities exchange will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange, or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


Note: If trading of ETF Shares on the listing exchange is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from the issuing Fund and redeem such units with the Fund.



Purchasing Vanguard ETF Shares From the Issuing Fund
You can purchase ETF Shares from the issuing Fund if you meet the following criteria and comply with the following procedures:

.. Eligible Investors. To purchase ETF Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

.. Creation Units. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is 100,000. The Funds will not issue fractional Creation Units.


.. In-Kind Creation Basket. To purchase a Creation Unit-size block of ETF Shares, you must deposit with the issuing Fund a basket of securities. Each business day, after the close of trading on NYSE Arca, the Funds' advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in the next business day's creation basket (each, a Deposit Security). Each Fund reserves the right to permit or require purchasers to tender a nonconforming creation basket, including a basket that contains cash in lieu of any Deposit Security.


.. Purchase Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Purchase Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the Deposit Securities. The Purchase Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Purchase Balancing Amount. You also must pay a transaction fee in cash. The Purchase Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

.. Placement and Timing of Purchase Orders. A purchase order must be received by the Funds' Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

.. Clearance and Settlement of Purchase Orders. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee.

.. Transaction Fee on Purchase of Creation Units. Each Fund imposes a transaction fee in the amount of $500 on each purchase of Mega Cap 300 Growth or Mega Cap
300 Value Creation Units ($750 on each purchase of Mega Cap 300 Creation Units) effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would range from $500 (for
Mega Cap 300 Growth or Mega Cap 300 Value ETFs) to $833 (for Mega Cap 300 ETF). Investors permitted to tender a nonconforming creation basket may be subject to an additional charge commensurate with the cost to the Fund. The transaction fee (paid to the Fund, not to Vanguard or a third party) protects existing shareholders of the Fund from the costs associated with issuing Creation Units.


Redeeming Vanguard ETF Shares With the Issuing Fund
The redemption process is essentially the reverse of the purchase process.

.. Eligible Investors. To redeem ETF Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

.. Creation Units. To redeem ETF Shares with a Fund, you must tender the shares in Creation Unit-size blocks.

.. In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities (Redemption Securities). In most cases, the Redemption Securities you receive will be the same as the Deposit Securities required of investors purchasing Creation Units on the same day. There will be times, however, when the Deposit and Redemption Securities differ. The name and number of the Redemption Securities in the redemption basket will be available on the NSCC bulletin board. Each Fund reserves the right to deliver a nonconforming redemption basket.

.. Redemption Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the Redemption Securities, you will either receive from or pay to the Fund a Redemption Balancing Amount in cash. If you are due to receive a Redemption Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

.. Placement and Timing of Redemption Orders. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date (generally 4 p.m., Eastern time), and if all other procedures set forth in the Participation Agreement are followed.

.. Clearance and Settlement of Redemption Orders. As with purchases, redemption orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC.

.. Transaction Fee on Redemption of Creation Units. Each Fund imposes a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section), regardless of the number of units redeemed. As with the transaction fee on purchases, the transaction fee on redemptions (paid to the Fund, not to Vanguard or a third party) protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.


Purchasing and Selling Vanguard ETF Shares on the Secondary Market
You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.


Conversion Privilege
Owners of conventional shares issued by the Funds may convert those shares into ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, please contact your broker.

Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.

Converting conventional shares into ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.

If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage), all conventional shares for which you request conversion will be converted into ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into ETF Shares:

.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.


Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the issuing fund imposes transaction fees on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund's Portfolio & Management page, a detailed list of the securities held by the Fund, as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Precautionary Notes
A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.


A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.



A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A. (For this reason, Vanguard ETFs do not intend to include 144A securities in their redemption baskets.)

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.


A note on unusual circumstances: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only in response to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change much from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large growth funds was approximately 98% as reported by Morningstar, Inc., on August 31, 2008.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended August 31.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


The managers primarily responsible for the day-to-day management of the Funds are:

Donald Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed stock index funds since 1997; and has managed the Mega Cap 300 Value Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

Ryan Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed stock index funds since 2000; and has managed the Mega Cap 300 Index Fund since its inception. Education: B.S., The Pennsylvania State University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed stock index funds since 1999; and has managed the Mega Cap 300 Growth Index Fund since its inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.


The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.

Dividends, Capital Gains, and Taxes


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. In certain circumstances, the Fund also may distribute return of capital. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December. In addition, the Funds may occasionally make supplemental distributions at some other time during the year.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in a Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service (either the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the Depository Trust Company). If a reinvestment service is available and used, distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors would receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

.. Distributions are taxable to you, whether or not you reinvest these amounts in additional ETF Shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned ETF Shares.

.. A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

Note: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


Daily Pricing


The net asset value, or NAV, of each Fund's ETF Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class.


Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks, or if you convert your conventional fund shares into ETF Shares.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares (in the case of exchange traded-fund shares, such as ETF Shares).


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.


Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on NYSE Arca.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the ETF Shares' financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in each Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.



--------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Mega Cap 300 Index Fund's ETF Shares as an example. The ETF Shares began fiscal year 2008 with a net asset value (price) of $49.24 per share. During the year, each ETF Share earned $0.441 from investment income (interest and dividends). There was a decline of $5.179 per share in the value of investments held or sold by the Fund, resulting in a net decline of $4.738 per share from investment operations.

 Shareholders received $0.292 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $44.21, reflecting losses of $4.738 per share and distributions of $0.292 per share. This was a decrease of $5.03 per share (from $49.24 at the beginning of the year to $44.21 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -9.64% for the year.

 As of August 31, 2008, the ETF Shares had approximately $88 million in net assets. For the year, the expense ratio was 0.13% ($1.30 per $1,000 of net assets), and the net investment income amounted to 2.09% of average net assets. The Fund sold and replaced securities valued at 30% of its net assets.
--------------------------------------------------------------------------------

MEGA CAP 300 ETF
                                                        December 17, 2007/1/ to
                                                                August 31, 2008

Net Asset Value,
Beginning of Period                                                      $49.24
---------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------
Net Investment Income                                                      .441
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                 (5.179)
on Investments
---------------------------------------------------------------------------------------
Total from Investment                                                   (4.738)
Operations
---------------------------------------------------------------------------------------
Distributions

---------------------------------------------------------------------------------------
Dividends from Net                                                       (.292)
Investment Income
---------------------------------------------------------------------------------------
Distributions from                                                           --
Realized Capital Gains
---------------------------------------------------------------------------------------
Total Distributions                                                       (.292)
---------------------------------------------------------------------------------------
Net Asset Value, End                                                      $44.21
of Period
---------------------------------------------------------------------------------------
Total Return                                                              -9.64%
---------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net Assets, End of                                                          $88
Period (Millions)
---------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                                     0.13%/2/
Net Assets
---------------------------------------------------------------------------------------
Ratio of Net Investment Income to                                      2.09%/2/
Average Net Assets
---------------------------------------------------------------------------------------
Turnover Rate/3/                                                             30%
---------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF
 Creation Units.

MEGA CAP 300 VALUE ETF
                                                           December 17, 2007/1/
                                                                  to August 31,
                                                                           2008

Net Asset Value,
Beginning of Period                                                     $49.38
-------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------
Net Investment Income                                                   .886/2/
-------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                 (7.560)
on Investments
-------------------------------------------------------------------------------------------
Total from Investment                                                   (6.674)
Operations
-------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------
Dividends from Net                                                       (.496)
Investment Income
-------------------------------------------------------------------------------------------
Distributions from                                                           --
Realized Capital Gains
-------------------------------------------------------------------------------------------
Total Distributions                                                      (.496)
-------------------------------------------------------------------------------------------
Net Asset Value, End                                                     $42.21
of Period
-------------------------------------------------------------------------------------------
Total Return                                                            -13.56%
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
Net Assets, End of                                                          $97
Period (Millions)
-------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                                     0.13%/3/
Net Assets
-------------------------------------------------------------------------------------------
Ratio of Net Investment Income to                                      3.14%/3/
Average Net Assets
-------------------------------------------------------------------------------------------
Turnover Rate/4/                                                           12%
-------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

MEGA CAP 300 GROWTH ETF
                                                         December 17, 2007/1/ to
                                                                      August 31,
                                                                            2008

Net Asset Value,
Beginning of Period                                                      $49.10
---------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------
Net Investment Income                                                      .237
---------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                 (3.139)
on Investments
---------------------------------------------------------------------------------------
Total from Investment                                                    (2.902)
Operations
---------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------
Dividends from Net                                                        (.158)
Investment Income
---------------------------------------------------------------------------------------
Distributions from                                                           --
Realized Capital Gains
---------------------------------------------------------------------------------------
Total Distributions                                                      (.158)
---------------------------------------------------------------------------------------
Net Asset Value, End                                                     $46.04
of Period
---------------------------------------------------------------------------------------
Total Return                                                             -5.91%
---------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net Assets, End of                                                         $161
Period (Millions)
---------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                                     0.13%/2/
Net Assets
---------------------------------------------------------------------------------------
Ratio of Net Investment Income to                                      1.11%/2/
Average Net Assets
---------------------------------------------------------------------------------------
Turnover Rate/3/                                                             9%
---------------------------------------------------------------------------------------
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF
 Creation Units.











CFA/(R)/ is a trademark owned by CFA Institute. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's/(R)/ and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard and Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.



Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.



Bid-Asked Spread. The difference between what a buyer is willing to bid (pay) for a security and the seller's asking (offer) price.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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

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



                                                     [SHIP LOGO VANGUARD /(R)/]


                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard Mega Cap 300 ETFs Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI for the issuing fund provides more detailed information about the Funds' ETF Shares.

The current SAI is incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-1027



(C) 2008 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2; 7,337,138
Vanguard Marketing Corporation, Distributor.

P3137 122008

                                                    [SHIP LOGO VANGUARD/(R)]



Vanguard International Growth Fund
Prospectus


-------------------------------------------------------------------------------

   December 29, 2008

-------------------------------------------------------------------------------

Investor Shares & Admiral/TM/ Shares




















This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

-------------------------------------------------------------------------------
Fund Profile                       1       Investing With Vanguard         25

-------------------------------------------------------------------------------
More on the Fund                   6        Purchasing Shares              25

-------------------------------------------------------------------------------
 The Fund and Vanguard            15        Converting Shares              28

-------------------------------------------------------------------------------
 Investment Advisors              15        Redeeming Shares               29

-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    18        Exchanging Shares              34
 Taxes
-------------------------------------------------------------------------------
 Share Price                      20        Frequent-Trading Limits        34

-------------------------------------------------------------------------------
Financial Highlights              21        Other Rules You Should Know    36

-------------------------------------------------------------------------------
                                            Fund and Account Updates       40

-------------------------------------------------------------------------------
                                            Contacting Vanguard            42

-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    44

-------------------------------------------------------------------------------



WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER GOVERNMENT AGENCY.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


.. Manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                  BAR CHART
                                [-40% to 60%]

                             1998         16.93%
                             1999         26.34%
                             2000         -8.60%
                             2001        -18.92%
                             2002        -17.79%
                             2003         34.45%
                             2004         18.95%
                             2005         15.00%
                             2006         25.92%
                             2007         15.98%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -28.28%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2007
                                                       1 Year            5 Years              10 Years
--------------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                     15.98%             21.85%                 9.23%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                     13.70              20.62                  8.16
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                                     12.16              19.03                  7.69
--------------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND ADMIRAL SHARES/1/
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                     16.25%             22.08%                   --
--------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX/2/
(reflects no deduction for fees or expenses)            11.17%             21.59%                 8.66%
--------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2007, the average annual total returns were 12.94% for the Admiral Shares and 12.45% for the MSCI EAFE Index.
2 Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

SHAREHOLDER FEES
(Fees paid directly from your investment)
                                                              Investor Shares             Admiral Shares
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                 None                       None
------------------------------------------------------------------------------------------------------------------------------
Purchase Fee                                                             None                       None
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                      None                       None
------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                          2%/1/                      2%/1/
------------------------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)           $20/Year/2/                   --
------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
                                                              Investor Shares             Admiral Shares
------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                     0.48%                      0.28%
------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                   None                       None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                          0.06%                      0.07%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                                 0.54%                      0.35%
------------------------------------------------------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.
3 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year         3 Years         5 Years          10 Years
------------------------------------------------------------------------------
Investor Shares        $55            $173            $302              $677
------------------------------------------------------------------------------
Admiral Shares          36             113             197               433
------------------------------------------------------------------------------



THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard International Growth Fund's expense ratios in fiscal year 2009 to be as follows: for Investor Shares, 0.54%, or $5.40 per $1,000 of average net assets; for Admiral Shares, 0.35%, or $3.50 per $1,000 of average net assets. The average international equity fund had expenses in 2007 of 1.48%, or $14.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
As of August 31, 2008
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $16.8 billion
------------------------------------------------------------------------------------------------
Investment Advisors             .Shroder Investment Management North America Inc., New York,
                                N.Y., since inception

                                . Baillie Gifford Overseas Ltd., Edinburgh, Scotland,
                                since 2003

                                .M&G Investment Management Limited, London, England, since 2008
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
------------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
------------------------------------------------------------------------------------------------
                                INVESTOR SHARES                  ADMIRAL SHARES
------------------------------------------------------------------------------------------------
Inception Date                  September 30, 1981               August 13, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet               Shares if you are no longer
                                eligibility                      eligible for Admiral Shares
                                requirements
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          IntlGr                           IntlGrAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            81                               581
------------------------------------------------------------------------------------------------
CUSIP Number                    921910204                        921910501
------------------------------------------------------------------------------------------------
Ticker Symbol                   VWIGX                            VWILX
------------------------------------------------------------------------------------------------



MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $31.9 billion.


FLAG LOGO
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM NON-U.S. GROWTH STOCKS AND, TO THE EXTENT THAT THE FUND IS INVESTED IN THEM, SMALL- AND MID-CAP STOCKS, WILL TRAIL RETURNS FROM THE OVERALL DOMESTIC STOCK MARKET. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
-------------------------------------------------------------------------------


FLAG LOGO
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

INTERNATIONAL STOCK MARKET RETURNS
(1970-2007)
                      1 Year         5 Years          10 Years       20 Years
-------------------------------------------------------------------------------
Best                    69.4%           36.1%             22.0%          15.5%
-------------------------------------------------------------------------------
Worst                  -23.4            -2.9               4.0            7.4
-------------------------------------------------------------------------------
Average                 12.9            11.1              11.6           12.3
-------------------------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

RETURNS FOR VARIOUS STOCK MARKETS/1/
                                    European                 Pacific                Emerging                      U.S.
                                   Market/2/               Market/2/              Markets/2/                    Market
-----------------------------------------------------------------------------------------------------------------------
1998                                   28.53%                   2.72%                 -25.34%                    28.58%
-----------------------------------------------------------------------------------------------------------------------
1999                                   15.89                   56.65                   66.41                     21.04
-----------------------------------------------------------------------------------------------------------------------
2000                                   -8.39                  -25.78                  -30.61                     -9.10
-----------------------------------------------------------------------------------------------------------------------
2001                                  -19.90                  -25.40                   -2.62                    -11.89
-----------------------------------------------------------------------------------------------------------------------
2002                                  -18.38                   -9.29                   -6.17                    -22.10
-----------------------------------------------------------------------------------------------------------------------
2003                                   38.54                   38.48                   55.82                     28.68
-----------------------------------------------------------------------------------------------------------------------
2004                                   20.88                   18.98                   25.55                     10.88
-----------------------------------------------------------------------------------------------------------------------
2005                                    9.42                   22.64                   34.00                      4.91
-----------------------------------------------------------------------------------------------------------------------
2006                                   33.72                   12.20                   32.17                     15.79
-----------------------------------------------------------------------------------------------------------------------
2007                                   13.86                    5.30                   39.39                      5.49
-----------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI
 Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


FLAG LOGO
THE FUND IS SUBJECT TO COUNTRY/REGIONAL RISK AND CURRENCY RISK. COUNTRY/REGIONAL RISK IS THE CHANCE THAT WORLD EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL ADVERSELY AFFECT THE VALUE OF SECURITIES ISSUED BY COMPANIES IN FOREIGN COUNTRIES OR REGIONS. BECAUSE THE FUND MAY INVEST A LARGE PORTION OF ITS ASSETS IN SECURITIES OF COMPANIES LOCATED IN ANY ONE COUNTRY OR REGION, ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF ITS INVESTMENTS IN THAT AREA. COUNTRY/REGIONAL RISK IS ESPECIALLY HIGH IN EMERGING MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


Because the Fund invests in emerging-markets securities, it may expose investors to a higher degree of volatility and illiquidity than funds that invest solely in more developed markets.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
-------------------------------------------------------------------------------



SECURITY SELECTION
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Schroder Investment Management North America Inc. (Schroders), which manages approximately 50% of the Fund's assets, seeks high-quality, reasonably priced, securities of international companies with strong growth prospects and a sustainable competitive advantage. Schroders believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint, is the most reliable means of finding those companies and identifying where their growth is undervalued by the market. Schroders relies on a team-oriented "matrix approach" to drive research, security selection, and portfolio construction. Initial local research draws on the extensive knowledge of, and recommendations generated by, more than 70 regional equity analysts located in 11 countries. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists and regionally focused managers. In Schroders' view, this knowledge "matrix" (global sector/regional expertise) provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors. While the input of the team's Global Sector Specialists is an important source of investment ideas and research, the investment "decision making" for the Fund rests with the Fund's portfolio managers.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which manages approximately 40% of the Fund's assets, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.


Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.


M&G Investment Management Limited (M&G), which manages approximately 7% of the Fund's assets, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include traditional tangible assets (such as land or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality--high-quality companies with scarce assets that support sustainable superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.


The Vanguard Group, Inc. (Vanguard) manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."


FLAG LOGO
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION OR CONCENTRATION ON SECURITIES IN A PARTICULAR SECTOR, CATEGORY, OR GROUP OF COMPANIES WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


The Fund is generally managed without regard to tax ramifications.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value during foreign market downswings.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
-------------------------------------------------------------------------------


Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

REDEMPTION AND ACCOUNT SERVICE FEES

The Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund, or if Vanguard redeems your Investor Shares because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


An account service fee of $20 per year applies to certain fund accounts whose balances are less than $10,000.

See the FUND PROFILE and INVESTING WITH VANGUARD for more information about fees.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 74%, as reported by Morningstar, Inc., on August 31, 2008.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
-------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of the Fund assets to be managed by each advisor and may change these proportions at any time.


.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2008, the Schroder Group managed approximately $259.1 billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.

.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $97.2 billion as of August 31, 2008.

.. M&G Investment Management Limited, Laurence Pountney Hill, London, EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential group, launched Great Britain's first unit trust (mutual fund) in 1931. M&G began managing a portion of the Fund in 2008. As of August 31, 2008, M&G managed approximately $223 billion in assets.

The Fund pays each of its investment advisors on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the MSCI EAFE Index (the MSCI All Country World Index
(ACWI) ex-US for M&G) over a trailing 36-month period. Please note that over time, changes in an advisor's performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.


Schroder Investment Management North America Inc. pays 50% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.


For the fiscal year ended August 31, 2008, the aggregate advisory fee represented an effective annual rate of 0.12% of the Fund's average net assets before a performance-based increase of 0.02%.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

The managers primarily responsible for the day-to-day management of the Fund are:


VIRGINIE MAISONNEUVE, CFA, Head of Schroder's Global and International Equities. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Fund with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

MATTHEW DOBBS, Head of Schroder's Global Small Companies. He has been with Schroders since 1981; has advised the Fund since 1999; and has co-managed a portion of the Fund with Ms. Maisonneuve since 2005. Education: B.A., Worcester College, University of Oxford.

JAMES K. ANDERSON, Chief Investment Officer, Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Fund since 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.


GRAHAM FRENCH, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Fund since 2008. Education:
B.Sc., University of Durham.

GREG ALDRIDGE, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since 2008. Prior to joining M&G, Mr. Aldridge worked for a management consulting firm from 2001 until 2004. Education: M.A., Cambridge University; M.B.A., INSEAD.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
-------------------------------------------------------------------------------



BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

.. Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.


.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT 'BUYING A DIVIDEND'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
-------------------------------------------------------------------------------


GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2008 with a net asset value (price) of $26.13 per share. During the year, each Investor Share earned $0.473 from investment income (interest and dividends). There was a decline of $3.431 per share in the value of investments held or sold by the Fund, resulting in a net decline of $2.958 per share from investment operations.

 Shareholders received $2.742 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $20.43, reflecting losses of $2.958 per share and distributions of $2.742 per share. This was a decrease of $5.70 per share (from $26.13 at the beginning of the year to $20.43 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -12.83% for the year.

 As of August 31, 2008, the Investor Shares had approximately $12 billion in net assets. For the year, the expense ratio was 0.47% ($4.70 per $1,000 of net assets), and the net investment income amounted to 2.07% of average net assets. The Fund sold and replaced securities valued at 55% of its net assets.
-------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND INVESTOR SHARES
                                                                                                     Year Ended August 31,
                                                -----------------------------------------------------------------------------------
                                                     2008            2007             2006            2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $26.13          $23.97           $19.83          $16.33          $14.01
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                .473            .594             .541            .341             .27
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)            (3.431)          4.132            4.284           3.474            2.26
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   (2.958)          4.726            4.825           3.815            2.53
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (.528)          (.530)           (.370)          (.315)           (.21)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          (2.214)         (2.036)           (.315)             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (2.742)         (2.566)           (.685)          (.315)           (.21)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $20.43          $26.13           $23.97          $19.83          $16.33
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                   -12.83%          20.87%           24.79%          23.54%          18.14%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)             $11,969         $13,219          $10,466          $8,182          $6,797
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net             0.47%           0.51%            0.55%           0.60%           0.63%
Assets/2/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average          2.07%           2.47%            2.52%           1.89%           1.69%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                        55%             41%              45%             48%             45%
-----------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, (0.01%), (0.01%), and 0.00%.

INTERNATIONAL GROWTH FUND ADMIRAL SHARES

                                                                                                          Year Ended August 31,
                                                                       --------------------------------------------------------
                                                                       2008         2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $83.26       $76.36       $63.15       $51.96       $44.57
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                 1.649        2.051        1.861        1.222          .93
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                      (10.929)      13.159       13.639       11.063         7.21
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     (9.280)      15.210       15.500       12.285         8.14
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                 (1.845)      (1.832)      (1.288)      (1.095)        (.75)
---------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                            (7.045)      (6.478)      (1.002)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (8.890)      (8.310)      (2.290)      (1.095)        (.75)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $65.09       $83.26       $76.36       $63.15       $51.96
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                                     -12.67%       21.11%       25.03%       23.84%       18.36%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                 $4,845       $5,060       $3,506       $2,181       $1,262
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets/2/                      0.28%        0.31%        0.35%        0.40%        0.45%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                            2.26%        2.67%        2.72%        2.07%        1.86%
---------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                           55%          41%          45%          48%          45%
---------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Includes performance based investment advisory fee increases (decreases) of 0.02%, 0.01%, (0.01%), (0.01)%, and 0.00%.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT.  $3,000.


ADD TO AN EXISTING ACCOUNT. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.


ADD TO AN EXISTING ACCOUNT. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



HOW TO INITIATE A PURCHASE REQUEST
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

BY TELEPHONE. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.



HOW TO PAY FOR A PURCHASE

BY ELECTRONIC BANK TRANSFER. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.



BY WIRE. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.


BY EXCHANGE. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


TRADE DATE
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by CHECK into all funds other than money market funds, and for purchases by EXCHANGE or WIRE into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by CHECK into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an AUTOMATIC INVESTMENT PLAN:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.


For purchases by ELECTRONIC BANK TRANSFER not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will generally be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.


If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


OTHER PURCHASE RULES YOU SHOULD KNOW
ADMIRAL SHARES.  Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and Section 403(b)(7) custodial accounts;


.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


CHECK PURCHASES. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.

NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


REFUSED OR REJECTED PURCHASE REQUESTS. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.


CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.


TRADE DATE
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

CONVERSIONS FROM INVESTOR SHARES TO ADMIRAL SHARES
SELF-DIRECTED CONVERSIONS. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can make conversion requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard.


AUTOMATIC CONVERSIONS. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.


TENURE CONVERSIONS. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. You may request a tenure conversion online, by telephone, or by mail.


MANDATORY CONVERSIONS TO INVESTOR SHARES
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.


REDEEMING SHARES


HOW TO INITIATE A REDEMPTION REQUEST
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


ONLINE. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.


BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



HOW TO RECEIVE REDEMPTION PROCEEDS

BY ELECTRONIC BANK TRANSFER. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.



BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.



BY EXCHANGE. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


BY CHECK. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


TRADE DATE
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by CHECK, EXCHANGE, or WIRE: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.


 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an AUTOMATIC WITHDRAWAL PLAN:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.


For redemptions by ELECTRONIC BANK TRANSFER not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


REDEMPTION FEE

The Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund, or if Vanguard redeems your Investor Shares because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee.


In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares purchased with reinvested dividend and capital gains distributions; redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional and Roth IRA Disclosure Document or to remove excess shareholder contributions to an IRA; and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; and (4) for a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper*.

In addition, redemption fees will not apply to (1) distributions by shareholders age 701/2 or older from traditional IRAs, rollover IRAs, SEP-IRAs, SIMPLE IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee; and (2) distributions by beneficiaries from inherited IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; distributions, loans, and in-service withdrawals from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period.


If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


* The following Vanguard fund accounts will be subject to redemption fees:
SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



OTHER REDEMPTION RULES YOU SHOULD KNOW
DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


SHARE CERTIFICATES. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



NO CANCELLATIONS. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.


EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and reregistrations of shares within the same fund.


.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.


.. Reregistrations of shares.


.. Conversions of shares from one share class to another in the same fund.

.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)


* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


ACCOUNTS HELD BY INTERMEDIARIES

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


PROSPECTUS AND SHAREHOLDER REPORT MAILINGS
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


VANGUARD.COM
REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS
AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.



GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


ACCOUNT SERVICE FEE

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.


If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:


.. Money market sweep accounts owned in connection with a Vanguard Brokerage Services/(R)/ account.


.. Accounts held through intermediaries.


.. Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans*. Please consult your enrollment materials for the rules that apply to your account.


.. Section 529 college savings plans.


* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



LOW-BALANCE ACCOUNTS

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.



RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.


PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.



AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard International Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisors.

.. Financial statements with listings of Fund holdings.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the PORTFOLIO section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

Phone
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

----------------------------------------------------------------------
REGULAR MAIL (INDIVIDUALS)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
REGULAR MAIL (INSTITUTIONS)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
REGISTERED, EXPRESS, OR OVERNIGHT  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------




FUND NUMBERS
Please use the specific fund number when contacting us:



                                    Investor Shares  Admiral Shares
---------------------------------------------------------------------
Vanguard International Growth Fund               81             581
---------------------------------------------------------------------

























CFA/(R)/ is a trademark owned by CFA Institute. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's 500 and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


MEDIAN MARKET CAPITALIZATION. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                [SHIP LOGO VANGUARD/(R)/]


                                                 P.O. Box 2600
                                                 Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



FOR MORE INFORMATION
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027







(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P081 122008

                                                 [SHIP LOGO VANGUARD/(R)/]



Vanguard International Growth Fund
Prospectus


-------------------------------------------------------------------------------

December 29, 2008

-------------------------------------------------------------------------------


Investor Shares for Participants



















This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

-------------------------------------------------------------------------------
Fund Profile              1       Financial Highlights                     18
-------------------------------------------------------------------------------
More on the Fund          5       Investing With Vanguard                  20
-------------------------------------------------------------------------------
 The Fund and Vanguard   13       Accessing Fund Information by Computer   23
-------------------------------------------------------------------------------
 Investment Advisors     14       Glossary of Investment Terms             24
-------------------------------------------------------------------------------
 Dividends, Capital      16
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             16
-------------------------------------------------------------------------------



WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER GOVERNMENT AGENCY.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.


PRIMARY INVESTMENT STRATEGIES
The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


.. Manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                   BAR CHART
                                 [-40% to 60%]

                             1998          16.93%
                             1999          26.37%
                             2000          -8.60%
                             2001         -18.92%
                             2002         -17.79%
                             2003          34.45%
                             2004          18.95%
                             2005          15.00%
                             2006          25.92%
                             2007          15.98%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -28.28%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                                        1 Year              5 Years                10 Years
------------------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND INVESTOR SHARES       15.98%               21.85%                   9.23%
------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX/1/
(reflects no deduction for fees or expenses)             11.17                21.59                    8.66
------------------------------------------------------------------------------------------------------------
1 Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

SHAREHOLDER FEES
(Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None
--------------------------------------------------------------------------------------------------
Purchase Fee                                                                             None
--------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None
--------------------------------------------------------------------------------------------------
Redemption Fee                                                                          2%/1/
--------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------------------------
Management Expenses                                                                     0.48%
--------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                  None
--------------------------------------------------------------------------------------------------
Other Expenses                                                                          0.06%
--------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                                 0.54%
--------------------------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year                3 Years               5 Years               10 Years
-------------------------------------------------------------------------------

$55                   $173                  $302                  $677
-------------------------------------------------------------------------------



THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard International Growth Fund Investor Shares' expense ratio in fiscal year 2009 to be 0.54%, or $5.40 per $1,000 of average net assets. The average international equity fund had expenses in 2007 of 1.48%, or $14.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------



ADDITIONAL INFORMATION
As of August 31, 2008
-------------------------------------------------------------------------------
Net Assets (all share classes)   $16.8billion
-------------------------------------------------------------------------------
Investment Advisors              .Schroder Investment Management North America
                                 Inc., New York, N.Y., since inception

                                 .Baillie Gifford Overseas Ltd., Edinburgh,
                                 Scotland, since 2003

                                 .M&G Investment Management Limited, London,
                                 England, since 2008

-------------------------------------------------------------------------------
Dividends and Capital Gains      Distributed annually in December Gains
-------------------------------------------------------------------------------
Inception Date                   September 30, 1981
-------------------------------------------------------------------------------
Newspaper Abbreviation           IntlGr
-------------------------------------------------------------------------------
Vanguard Fund Number             81
-------------------------------------------------------------------------------
CUSIP Number                     921910204
-------------------------------------------------------------------------------
Ticker Symbol                    VWIGX
-------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE

The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $31.9 billion.


FLAG LOGO
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM NON-U.S. GROWTH STOCKS AND, TO THE EXTENT THAT THE FUND IS INVESTED IN THEM, SMALL- AND MID-CAP STOCKS, WILL TRAIL RETURNS FROM THE OVERALL DOMESTIC STOCK MARKET. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
-------------------------------------------------------------------------------

FLAG LOGO
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


INTERNATIONAL STOCK MARKET RETURNS
(1970-2007)

               1 Year          5 Years         10 Years          20 Years
-------------------------------------------------------------------------------
Best             69.4%            36.1%            22.0%             15.5%
-------------------------------------------------------------------------------
Worst           -23.4             -2.9              4.0               7.4
-------------------------------------------------------------------------------
Average          12.9             11.1             11.6              12.3
-------------------------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                                     European                 Pacific                Emerging                      U.S.
                                    Market/2/               Market/2/              Markets/2/                    Market
------------------------------------------------------------------------------------------------------------------------
1998                                    28.53%                   2.72%                 -25.34%                    28.58%
------------------------------------------------------------------------------------------------------------------------
1999                                    15.89                   56.65                   66.41                     21.04
------------------------------------------------------------------------------------------------------------------------
2000                                    -8.39                  -25.78                  -30.61                     -9.10
------------------------------------------------------------------------------------------------------------------------
2001                                   -19.90                  -25.40                   -2.62                    -11.89
------------------------------------------------------------------------------------------------------------------------
2002                                   -18.38                   -9.29                   -6.17                    -22.10
------------------------------------------------------------------------------------------------------------------------
2003                                    38.54                   38.48                   55.82                     28.68
------------------------------------------------------------------------------------------------------------------------
2004                                    20.88                   18.98                   25.55                     10.88
------------------------------------------------------------------------------------------------------------------------
2005                                     9.42                   22.64                   34.00                      4.91
------------------------------------------------------------------------------------------------------------------------
2006                                    33.72                   12.20                   32.17                     15.79
------------------------------------------------------------------------------------------------------------------------
2007                                    13.86                    5.30                   39.39                      5.49
------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI
 Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.


Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


FLAG LOGO
THE FUND IS SUBJECT TO COUNTRY/REGIONAL RISK AND CURRENCY RISK. COUNTRY/REGIONAL RISK IS THE CHANCE THAT WORLD EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL ADVERSELY AFFECT THE VALUE OF SECURITIES ISSUED BY COMPANIES IN FOREIGN COUNTRIES OR REGIONS. BECAUSE THE FUND MAY INVEST A LARGE PORTION OF ITS ASSETS IN SECURITIES OF COMPANIES LOCATED IN ANY ONE COUNTRY OR REGION, ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF ITS INVESTMENTS IN THAT AREA. COUNTRY/REGIONAL RISK IS ESPECIALLY HIGH IN EMERGING MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


Because the Fund invests in emerging-markets securities, it may expose investors to a higher degree of volatility and illiquidity than funds that invest solely in more developed markets.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
-------------------------------------------------------------------------------


SECURITY SELECTION
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.


Schroder Investment Management North America Inc. (Schroders), which manages approximately 50% of the Fund's assets, seeks high-quality, reasonably priced, securities of international companies with strong growth prospects and a sustainable competitive advantage. Schroders believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint, is the most reliable means of finding those companies and identifying where their growth is undervalued by the market. Schroders relies on a team-oriented "matrix approach" to drive research, security selection, and portfolio construction. Initial local research draws on the extensive knowledge of, and recommendations generated by, more than 70 regional equity analysts located in 11 countries. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists and regionally focused managers. In Schroders' view, this knowledge "matrix" (global sector/regional expertise) provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors. While the input of the team's Global Sector Specialists is an important source of investment ideas and research, the investment "decision making" for the Fund rests with the Fund's portfolio managers.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which manages approximately 40% of the Fund's assets, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.


Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.


M&G Investment Management Limited (M&G), which manages approximately 7% of the Fund's assets, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include traditional tangible assets (such as land or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality--high-quality companies with scarce assets that support sustainable superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.


The Vanguard Group (Vanguard) manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."


FLAG LOGO
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION OR CONCENTRATION ON SECURITIES IN A PARTICULAR SECTOR, CATEGORY, OR GROUP OF COMPANIES WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.



The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value during foreign market downswings.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
-------------------------------------------------------------------------------


Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.


REDEMPTION FEE

The Fund charges a 2% fee if you have made an exchange into the Fund and subsequently exchange those shares out of the Fund within two months. If you exchange shares out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares you have held the longest will be redeemed next.


Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profile and Investing With Vanguard for more information about fees.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 74%, as reported by Morningstar, Inc., on August 31, 2008.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
-------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------

INVESTMENT ADVISORS

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of the Fund assets to be managed by each advisor and may change these proportions at any time.


.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2008, the Schroder Group managed approximately $259.1 billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.

.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $97.2 billion as of August 31, 2008.

.. M&G Investment Management Limited, Laurence Pountney Hill, London, EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential group, launched Great Britain's first unit trust (mutual fund) in 1931. M&G began managing a portion of the Fund in 2008. As of August 31, 2008, M&G managed approximately $223 billion in assets.

The Fund pays each of its investment advisors on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the MSCI EAFE Index (the MSCI All Country World Index
(ACWI) ex-US for M&G) over a trailing
36-month period. Please note that over time, changes in an advisor's performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.

Schroder Investment Management North America Inc. pays 50% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.


For the fiscal year ended August 31, 2008, the aggregrate advisory fee represented an effective annual rate of 0.12% of the Fund's average net assets before a performance-based increase of 0.02%.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.


The managers primarily responsible for the day-to-day management of the Fund are:


VIRGINIE MAISONNEUVE, CFA, Head of Schroder's Global and International Equities. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Fund with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

MATTHEW DOBBS, Head of Schroder's Global Small Companies. He has been with Schroders since 1981; has advised the Fund since 1999; and has co-managed a portion of the Fund with Ms. Maisonneuve since 2005. Education: B.A., Worcester College, University of Oxford.

JAMES K. ANDERSON, Chief Investment Officer, Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Fund since 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.


GRAHAM FRENCH, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Fund since 2008. Education:
B.Sc., University of Durham.

GREG ALDRIDGE, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since 2008. Prior to joining M&G, Mr. Aldridge worked for a management consulting firm from 2001 until 2004. Education: M.A., Cambridge University; M.B.A., INSEAD.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
-------------------------------------------------------------------------------



SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2008 with a net asset value (price) of $26.13 per share. During the year, each Investor Share earned $0.473 from investment income (interest and dividends). There was a decline of $3.431 per share in the value of investments held or sold by the Fund, resulting in a net decline of $2.958 per share from investment operations.

 Shareholders received $2.742 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $20.43, reflecting losses of $2.958 per share and distributions of $2.742 per share. This was a decrease of $5.70 per share (from $26.13 at the beginning of the year to $20.43 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -12.83% for the year.

 As of August 31, 2008, the Investor Shares had approximately $12 billion in net assets. For the year, the expense ratio was 0.47% ($4.70 per $1,000 of net assets), and the net investment income amounted to 2.07% of average net assets. The Fund sold and replaced securities valued at 55% of its net assets.
-------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND INVESTOR SHARES
                                                                                                           Year Ended August 31,
                                          -----------------------------------------------------------------------------------------
                                                     2008                  2007             2006            2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $26.13                $23.97           $19.83          $16.33          $14.01
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                .473                  .594             .541            .341             .27
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)            (3.431)                4.132            4.284           3.474            2.26
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   (2.958)                4.726            4.825           3.815            2.53
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (.528)                (.530)           (.370)          (.315)           (.21)

-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital                (2.214)               (2.036)           (.315)             --              --
Gains
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (2.742)               (2.566)           (.685)          (.315)           (.21)

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $20.43                $26.13           $23.97          $19.83          $16.33
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                   -12.83%                20.87%           24.79%          23.54%          18.14%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)              $11,969               $13,219          $10,466          $8,182          $6,797
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net              0.47%                 0.51%            0.55%           0.60%           0.63%
Assets/2/
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                  2.07%                 2.47%            2.52%           1.89%           1.69%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                         55%                   41%              45%             48%             45%
-----------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, (0.01%), (0.01%), and 0.00%.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.


.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.


Vanguard reserves the right to change its policies without prior notice to shareholders.



INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


In all cases, your transaction will be based on the next-determined NAV of the Fund's Investor Shares after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date. NAVs are calculated only on days the NYSE is open for trading.



REDEMPTION FEES

Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.


After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following: exchanges of shares purchased with participant payroll or employer contributions; exchanges of shares purchased with reinvested dividend and capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; direct rollovers into IRAs; conversions of shares from one share class to another in the same fund, redemptions of shares to pay fund or account fees; and reregistrations of shares in the same fund.


FREQUENT TRADING
The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax are not mail requests and remain subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.


Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read the Fund's prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.


.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


PLANS FOR WHICH VANGUARD DOES NOT SERVE AS RECORDKEEPER: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


UNCASHED CHECKS
Vanguard will not pay interest on uncashed checks.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the PORTFOLIO section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




















CFA is a trademark owned by CFA Institute. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's 500 and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


MEDIAN MARKET CAPITALIZATION. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                               [SHIP LOGO VANGUARD/(R)/]

                                                Institutional Division
                                                P.O. Box 2900
                                                Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



FOR MORE INFORMATION
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027






(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I081 122008

                                                [SHIP LOGO VANGUARD/(R)/]


Vanguard International Growth Fund
Prospectus




-------------------------------------------------------------------------------

December 29, 2008

-------------------------------------------------------------------------------


Admiral/TM/ Shares for Participants
























This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

-------------------------------------------------------------------------------
Fund Profile              1       Financial Highlights                     18
-------------------------------------------------------------------------------
More on the Fund          5       Investing With Vanguard                  21
-------------------------------------------------------------------------------
 The Fund and Vanguard   13       Accessing Fund Information by Computer   24
-------------------------------------------------------------------------------
 Investment Advisors     14       Glossary of Investment Terms             25
-------------------------------------------------------------------------------
 Dividends, Capital      16
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             17
-------------------------------------------------------------------------------


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER GOVERNMENT AGENCY.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.


Primary Investment Strategies
The Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Fund is invested in them, small- and mid-cap stocks, will trail returns from the overall domestic stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


.. Country/regional risk, which is the chance that world events--such as political upheaval, financial troubles, or natural disasters--will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


.. Manager risk, which is the chance that poor security selection or concentration on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS--ADMIRAL SHARES/1/
-------------------------------------------------------------------------------
                                  BAR CHART
                                [-40% to 60%]

                            2002        -17.63%
                            2003         34.66%
                            2004         19.16%
                            2005         15.21%
                            2006         26.17%
                            2007         16.25%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -28.20%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 17.90% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                                           1 Year              5 Year         Since Inception/1/
----------------------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND ADMIRAL SHARES           16.25%              22.08%                  12.94%
----------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX/2/
(reflects no deduction for fees or expenses)                11.17%              21.59%                  12.45%
----------------------------------------------------------------------------------------------------------------
1 Since-inception returns are from August 13, 2001--the inception date of the Admiral Shares--through
 December 31, 2007.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.



SHAREHOLDER FEES
(Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None
---------------------------------------------------------------------------------------------------
Purchase Fee                                                                             None
---------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                                          2%/1/
---------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
---------------------------------------------------------------------------------------------------
Management Expenses                                                                      0.28%
---------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                   None
---------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.07%
---------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                                  0.35%
---------------------------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.



The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year                3 Years               5 Years               10 Years
---------------------------------------------------------------------------
$36                   $113                  $197                  $433
---------------------------------------------------------------------------



THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard International Growth Fund Admiral Shares' expense ratio in fiscal year 2009 to be 0.35%, or $3.50 per $1,000 of average net assets. The average international equity fund had expenses in 2007 of 1.48%, or $14.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
As of August 31, 2008
-------------------------------------------------------------------------------
Net Assets (all share classes)   $16.8 billion
-------------------------------------------------------------------------------
Investment Advisors              .Schroder Investment Management North America
                                 Inc., New York, N.Y., since inception

                                 .Baillie Gifford Overseas Ltd., Edinburgh,
                                 Scotland, since 2003

                                 .M&G Investment Management Limited, London,
                                 England, since 2008
-------------------------------------------------------------------------------
Dividends and Capital Gains      Distributed annually in December
-------------------------------------------------------------------------------
Inception Date                   Investor Shares: September 30, 1981
                                 Admiral Shares: August 13, 2001
-------------------------------------------------------------------------------
Newspaper Abbreviation           IntlGrAdml
-------------------------------------------------------------------------------
Vanguard Fund Number             581
-------------------------------------------------------------------------------
CUSIP Number                     921910501
-------------------------------------------------------------------------------
Ticker Symbol                    VWILX
-------------------------------------------------------------------------------



MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


MARKET EXPOSURE

The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $31.9 billion.

FLAG LOGO
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM NON-U.S. GROWTH STOCKS AND, TO THE EXTENT THAT THE FUND IS INVESTED IN THEM, SMALL- AND MID-CAP STOCKS, WILL TRAIL RETURNS FROM THE OVERALL DOMESTIC STOCK MARKET. HISTORICALLY, SMALL- AND MID-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
-------------------------------------------------------------------------------


FLAG LOGO
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

INTERNATIONAL STOCK MARKET RETURNS
(1970-2007)
                      1 Year        5 Years        10 Years       20 Years
---------------------------------------------------------------------------
Best                    69.4%          36.1%           22.0%          15.5%
---------------------------------------------------------------------------
Worst                  -23.4           -2.9             4.0            7.4
---------------------------------------------------------------------------
Average                 12.9           11.1            11.6           12.3
---------------------------------------------------------------------------


The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2007. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1998 through 2007, as measured by their respective indexes.

RETURNS FOR VARIOUS STOCK MARKETS/1/

                                     European                 Pacific                Emerging                      U.S.
                                    Market/2/               Market/2/              Markets/2/                    Market
------------------------------------------------------------------------------------------------------------------------
1998                                    28.53%                   2.72%                 -25.34%                    28.58%
------------------------------------------------------------------------------------------------------------------------
1999                                    15.89                   56.65                   66.41                     21.04
------------------------------------------------------------------------------------------------------------------------
2000                                    -8.39                  -25.78                  -30.61                     -9.10
------------------------------------------------------------------------------------------------------------------------
2001                                   -19.90                  -25.40                   -2.62                    -11.89
------------------------------------------------------------------------------------------------------------------------
2002                                   -18.38                   -9.29                   -6.17                    -22.10
------------------------------------------------------------------------------------------------------------------------
2003                                    38.54                   38.48                   55.82                     28.68
------------------------------------------------------------------------------------------------------------------------
2004                                    20.88                   18.98                   25.55                     10.88
------------------------------------------------------------------------------------------------------------------------
2005                                     9.42                   22.64                   34.00                      4.91
------------------------------------------------------------------------------------------------------------------------
2006                                    33.72                   12.20                   32.17                     15.79
------------------------------------------------------------------------------------------------------------------------
2007                                    13.86                    5.30                   39.39                      5.49
------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI
 Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.


FLAG LOGO
THE FUND IS SUBJECT TO COUNTRY/REGIONAL RISK AND CURRENCY RISK. COUNTRY/REGIONAL RISK IS THE CHANCE THAT WORLD EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL ADVERSELY AFFECT THE VALUE OF SECURITIES ISSUED BY COMPANIES IN FOREIGN COUNTRIES OR REGIONS. BECAUSE THE FUND MAY INVEST A LARGE PORTION OF ITS ASSETS IN SECURITIES OF COMPANIES LOCATED IN ANY ONE COUNTRY OR REGION, ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF ITS INVESTMENTS IN THAT AREA. COUNTRY/REGIONAL RISK IS ESPECIALLY HIGH IN EMERGING MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


Because the Fund invests in emerging-markets securities, it may expose investors to a higher degree of volatility and illiquidity than funds that invest solely in more developed markets.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
-------------------------------------------------------------------------------


SECURITY SELECTION
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Schroder Investment Management North America Inc. (Schroders), which manages approximately 50% of the Fund's assets, seeks high-quality, reasonably priced, securities of international companies with strong growth prospects and a sustainable competitive advantage. Schroders believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint, is the most reliable means of finding those companies and identifying where their growth is undervalued by the market. Schroders relies on a team-oriented "matrix approach" to drive research, security selection, and portfolio construction. Initial local research draws on the extensive knowledge of, and recommendations generated by, more than 70 regional equity analysts located in 11 countries. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists and regionally focused managers. In Schroders' view, this knowledge "matrix" (global sector/regional expertise) provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors. While the input of the team's Global Sector Specialists is an important source of investment ideas and research, the investment "decision making" for the Fund rests with the Fund's portfolio managers.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which manages approximately 40% of the Fund's assets, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.


Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.


M&G Investment Management Limited (M&G), which manages approximately 7% of the Fund's assets, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include traditional tangible assets (such as land or property), intangible assets (such as a strong brand or reputation), and organizational assets (such as a unique corporate culture). The team seeks to identify companies that fall into three categories: quality--high-quality companies with scarce assets that support sustainable superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.


The Vanguard Group, Inc. (Vanguard) manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."


FLAG LOGO
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION OR CONCENTRATION ON SECURITIES IN A PARTICULAR SECTOR, CATEGORY, OR GROUP OF COMPANIES WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


The Fund is generally managed without regard to tax ramifications.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also invest in convertible securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value during foreign market downswings.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
-------------------------------------------------------------------------------


Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.


CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies--for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments--in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

REDEMPTION FEE

The Fund charges a 2% fee if you have made an exchange into the Fund and subsequently exchange those shares out of the Fund within two months. If you exchange shares out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares you have held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


See the FUND PROFILE and INVESTING WITH VANGUARD for more information about fees.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/ TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 74%, as reported by Morningstar, Inc., on August 31, 2008.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
-------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of the Fund assets to be managed by each advisor and may change these proportions at any time.


.. Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2008, the Schroder Group managed approximately $259.1 billion in assets. Since April 1, 2003, Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, has served as the sub-advisor for the Schroders portion of the Fund.

.. Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $97.2 billion as of August 31, 2008.

.. M&G Investment Management Limited, Laurence Pountney Hill, London, EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States. M&G, a separate business unit within the Prudential group, launched Great Britain's first unit trust (mutual fund) in 1931. M&G began managing a portion of the Fund in 2008. As of August 31, 2008, M&G managed approximately $223 billion in assets.

The Fund pays each of its investment advisors on a quarterly basis. Each advisor receives a base fee based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund is compared with that of the MSCI EAFE Index (the MSCI All Country World Index
(ACWI) ex-US for M&G) over a trailing 36-month period. Please note that over time, changes in an advisor's performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by fund shareholders.


Schroder Investment Management North America Inc. pays 50% of its advisory fee to Schroder Investment Management North America Ltd. for providing sub-advisory services.


For the fiscal year ended August 31, 2008, the aggregate advisory fee represented an effective annual rate of 0.12% of the Fund's average net assets before a performance-based increase of 0.02%.


Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

The managers primarily responsible for the day-to-day management of the Fund are:


VIRGINIE MAISONNEUVE, CFA, Head of Schroder's Global and International Equities. She has worked in investment management since 1987; has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Fund with Mr. Dobbs since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

MATTHEW DOBBS, Head of Schroder's Global Small Companies. He has been with Schroders since 1981; has advised the Fund since 1999; and has co-managed a portion of the Fund with Ms. Maisonneuve since 2005. Education: B.A., Worcester College, University of Oxford.

JAMES K. ANDERSON, Chief Investment Officer, Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Fund since 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.


GRAHAM FRENCH, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Fund since 2008. Education:
B.Sc., University of Durham.

GREG ALDRIDGE, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since 2008. Prior to joining M&G, Mr. Aldridge worked for a management consulting firm from 2001 until 2004. Education: M.A., Cambridge University; M.B.A., INSEAD.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
-------------------------------------------------------------------------------



SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Admiral Shares began fiscal year 2008 with a net asset value (price) of $83.26 per share. During the year, each Admiral Share earned $1.649 from investment income (interest and dividends). There was a decline of $10.929 per share in the value of investments held or sold by the Fund, resulting in a net decline of $9.28 per share from investment operations.

 Shareholders received $8.89 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $65.09, reflecting losses of $9.28 per share and distributions of $8.89 per share. This was a decrease of $18.17 per share (from $83.26 at the beginning of the year to $65.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -12.67% for the year.

 As of August 31, 2008, the Admiral Shares had approximately $4.8 billion in net assets. For the year, the expense ratio was 0.28% ($2.80 per $1,000 of net assets), and the net investment income amounted to 2.26% of average net assets. The Fund sold and replaced securities valued at 55% of its net assets.
-------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND ADMIRAL SHARES
                                                                                                      Year Ended August 31,
                                                      -------------------------------------------------------------------------
                                                      2008                2007           2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $83.26              $76.36         $63.15         $51.96         $44.57
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                               1.649                2.051          1.861          1.222            .93
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)           (10.929)              13.159         13.639         11.063           7.21
on Investments
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   (9.280)              15.210         15.500         12.285           8.14
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income               (1.845)              (1.832)        (1.288)        (1.095)          (.75)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          (7.045)              (6.478)        (1.002)            --             --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (8.890)              (8.310)        (2.290)        (1.095)          (.75)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $65.09               $83.26         $76.36         $63.15         $51.96
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN/1/                                   -12.67%               21.11%         25.03%         23.84%         18.36%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)               $4,845               $5,060         $3,506         $2,181         $1,262
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net              0.28%                0.31%          0.35%          0.40%          0.45%
Assets/2/
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average           2.26%                2.67%          2.72%          2.07%          1.86%
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                         55%                  41%            45%            48%            45%
-------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 Includes performance based investment advisory fee increases (decreases) of 0.02%, 0.01%, (0.01%), (0.01)%, and 0.00%.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.


.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.


Vanguard reserves the right to change its policies without prior notice to shareholders.



INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


In all cases, your transaction will be based on the next-determined NAV of the Fund's Admiral Shares after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date. NAVs are calculated only on days the NYSE is open for trading.



REDEMPTION FEES

Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.


After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following: exchanges of shares purchased with participant payroll or employer contributions; exchanges of shares purchased with reinvested dividend and capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; direct rollovers into IRAs; conversions of shares from one share class to another in the same fund, redemptions of shares to pay fund or account fees; and reregistrations of shares in the same fund.


FREQUENT TRADING
The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax are not mail requests and remain subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.


Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read the fund's prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.


.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


PLANS FOR WHICH VANGUARD DOES NOT SERVE AS RECORDKEEPER: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


UNCASHED CHECKS
Vanguard will not pay interest on uncashed checks.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the PORTFOLIO section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.





















CFA/(R)/ is a trademark owned by CFA Institute. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Standard & Poor's 500 and S&P 500/(R)/ are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


MEDIAN MARKET CAPITALIZATION. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                               [SHIP LOGO VANGUARD/(R)/]


                                                Institutional Division
                                                P.O. Box 2900
                                                Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



FOR MORE INFORMATION
If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027







(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I581 122008

                                                   [SHIP LOGO VANGUARD/(R)/]


VANGUARD FTSE SOCIAL INDEX FUND
PROSPECTUS


-------------------------------------------------------------------------------

   December 29, 2008

-------------------------------------------------------------------------------

Investor Shares



















This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

-------------------------------------------------------------------------------
Fund Profile                       1       Investing With Vanguard         18
-------------------------------------------------------------------------------
Investing in Index Funds           5        Purchasing Shares              18
-------------------------------------------------------------------------------
More on the Fund                   6        Converting Shares              21
-------------------------------------------------------------------------------
 The Fund and Vanguard            10        Redeeming Shares               22
-------------------------------------------------------------------------------
 Investment Advisor               11        Exchanging Shares              25
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    12        Frequent-Trading Limits        25
 Taxes
-------------------------------------------------------------------------------
 Share Price                      14        Other Rules You Should Know    27
-------------------------------------------------------------------------------
Financial Highlights              15        Fund and Account Updates       31
-------------------------------------------------------------------------------
                                            Contacting Vanguard            33
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    35
-------------------------------------------------------------------------------



WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW

This prospectus offers the Fund's Investor Shares. A separate prospectus offers the Fund's Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER GOVERNMENT AGENCY.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the FTSE4Good US Select Index. The Index is composed primarily of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that the stocks selected for the FTSE4Good US Select Index will, in the aggregate, trail returns from other mutual funds screened with similar criteria, from other asset classes, or from the overall stock market. Historically, mid-cap stocks, like those included in the Index, have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                 BAR CHART
                               [-40% to 60%]

                            2001         -14.08%
                            2002         -24.24%
                            2003          30.45%
                            2004           8.27%
                            2005           4.10%
                            2006          13.09%
                            2007          -2.31%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -20.99%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 16.23% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.62% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

                                                                                                      Since
                                                            1 Year          5 Years            Inception/1/
------------------------------------------------------------------------------------------------------------
VANGUARD FTSE SOCIAL INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                          -2.31%           10.19%                  -0.50%
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                          -2.53             9.98                   -0.74
------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                                          -1.19             8.87                   -0.51
------------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
------------------------------------------------------------------------------------------------------------
Spliced Social Index/2/                                      -2.22%           10.42%                  -0.36%
------------------------------------------------------------------------------------------------------------
FTSE4Good US Select Index                                    -2.22               --                      --
------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                       5.73            14.07                    3.27
------------------------------------------------------------------------------------------------------------
1 Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Since-inception returns are from May 31, 2000, through December 31, 2007.
2 Reflects performance of the Calvert Social Index through December 16, 2005, and performance of the
 FTSE4Good US Select Index thereafter.

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.



SHAREHOLDER FEES
(Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                     None
------------------------------------------------------------------------------------------------------------------------------
Purchase Fee                                                                                 None
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                          None
------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                               None
------------------------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)                                $20/year/1/
------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                          0.25%
------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                       None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                               0.06%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                                      0.31%

------------------------------------------------------------------------------------------------------------------------------
1 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.
2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.

The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year                3 Years               5 Years               10 Years
----------------------------------------------------------------------------
$32                   $100                  $174                  $393
----------------------------------------------------------------------------



THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard FTSE Social Index Fund Investor Shares' expense ratio in fiscal year 2009 to be 0.31%, or $3.10 per $1,000 of average net assets. The average large-cap growth fund had expenses in 2007 of 1.36%, or $13.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------

Additional Information
As of August 31, 2008
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $534 million
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
----------------------------------------------------------------------------------------------
Inception Date                  May 31, 2000
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          FTSESoc
----------------------------------------------------------------------------------------------
Vanguard Fund Number            213
----------------------------------------------------------------------------------------------
CUSIP Number                    921910303
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFTSX
----------------------------------------------------------------------------------------------



INVESTING IN INDEX FUNDS


WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


.. Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing all, or substantially all, of its assets in the stocks that make up the FTSE4Good US Select Index may be changed only upon 60 days' notice to shareholders.


MARKET EXPOSURE

LOGO
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS
(1926-2007)
                             1 Year       5 Years      10 Years      20 Years
------------------------------------------------------------------------------
Best                           54.2%         28.6%         19.9%         17.8%
------------------------------------------------------------------------------
Worst                         -43.1         -12.4          -0.8           3.1
------------------------------------------------------------------------------
Average                        12.2          10.4          11.1          11.4
------------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The market-capitalization range of the FTSE4Good US Select Index as of August 31, 2008, was $244 million to $150 billion. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $24.3 billion.



FLAG LOGO
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT THE STOCKS SELECTED FOR THE FTSE4GOOD US SELECT INDEX WILL, IN THE AGGREGATE, TRAIL RETURNS FROM OTHER MUTUAL FUNDS SCREENED WITH SIMILAR CRITERIA, FROM OTHER ASSET CLASSES, OR FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS, LIKE THOSE INCLUDED IN THE INDEX, HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


SECURITY SELECTION

INDEX REPLICATION STRATEGY. The Fund uses the replication method of indexing. This means that the Fund holds each security found in the FTSE4Good US Select Index in approximately the same proportion as represented in the Index itself. For example, if 5% of the Index were made up of the stock of a specific company, the Fund would invest about 5% of its assets in that company. Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market.



THE FTSE4GOOD US SELECT INDEX. The FTSE4Good US Select Index is maintained by FTSE Group (FTSE), a widely known global index provider that currently calculates over 120,000 indexes daily. In the United States, FTSE has retained RiskMetrics as the advisory committee determining which stocks are eligible for inclusion in the Index. FTSE selects stocks from approximately 700 of the largest public companies in the United States by evaluating each company's performance in the following categories: environmental sustainability, upholding and supporting universal human rights, and developing positive relations with stakeholders. The Index includes companies considered to have: (1) superior environmental policies; (2) a strong hiring and promotion record for minorities and women; and (3) a safe and healthy workplace.


Excluded from the Index are companies that are involved with: (1) tobacco; (2) alcohol; (3) adult entertainment; (4) firearms; (5) gambling; (6) nuclear power; or (7) those that violate fair labor practices and equal opportunity standards. For further information about the FTSE4Good US Select Index's selection criteria, please visit the FTSE4Good website at www.ftse4good.com.


OTHER INVESTMENT POLICIES AND RISKS
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. Derivatives will not be screened based on social or environmental criteria.


CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 92%, as reported by Morningstar, Inc., on August 31, 2008.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
-------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended August 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

GEORGE U. SAUTER, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


The manager primarily responsible for the day-to-day management of the Fund is:

MICHAEL PERRE, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the Fund since its inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
-------------------------------------------------------------------------------



BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

.. Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.


.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT 'BUYING A DIVIDEND'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
-------------------------------------------------------------------------------



GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2008 with a net asset value (price) of $9.30 per share. During the year, each Investor Share earned $0.125 from investment income (interest and dividends). There was a decline of $1.525 per share in the value of investments held or sold by the Fund, resulting in a net decline of $1.40 per share from investment operations.

 Shareholders received $0.14 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $7.76, reflecting losses of $1.40 per share and distributions of $0.14 per share. This was a decrease of $1.54 per share (from $9.30 at the beginning of the year to $7.76 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -15.26% for the year.

 As of August 31, 2008, the Investor Shares had approximately $395 million in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 1.48% of average net assets. The Fund sold and replaced securities valued at 41% of its net assets.
-------------------------------------------------------------------------------

FTSE SOCIAL INDEX FUND INVESTOR SHARES
                                                                                                      Year Ended August 31,
                                                     ----------------------------------------------------------------------
                                                              2008           2007         2006            2005         2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.30          $8.51        $8.03           $7.40        $6.87

-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         .125            .13          .11             .13/1/       .08
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                     (1.525)           .78          .47             .62          .52
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.400)           .91          .58             .75          .60
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                         (.140)          (.12)        (.10)           (.12)        (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --             --           --              --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.140)          (.12)        (.10)           (.12)        (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $7.76          $9.30        $8.51           $8.03        $7.40
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/2/                                            -15.26%         10.70%        7.25%          10.16%        8.75%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $395           $540         $405            $361         $274
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                0.24%          0.24%        0.25%           0.25%        0.25%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                    1.48%          1.48%        1.41%        1.74%/1/        1.17%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                  41%            20%       51%/3/             12%           8%
-----------------------------------------------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes activity related to a change in the Fund's target index.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT.  $3,000.


ADD TO AN EXISTING ACCOUNT. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


ONLINE. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.


BY TELEPHONE. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

HOW TO PAY FOR A PURCHASE

BY ELECTRONIC BANK TRANSFER. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.



BY WIRE. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--213). See Contacting Vanguard.


BY EXCHANGE. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


TRADE DATE
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by CHECK into all funds other than money market funds, and for purchases by EXCHANGE or WIRE into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by CHECK into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an AUTOMATIC INVESTMENT PLAN:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.


For purchases by ELECTRONIC BANK TRANSFER not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will generally be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.


If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


OTHER PURCHASE RULES YOU SHOULD KNOW
CHECK PURCHASES. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


REFUSED OR REJECTED PURCHASE REQUESTS. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.


TRADE DATE

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.



CONVERSIONS TO INSTITUTIONAL SHARES
You are eligible for a self-directed conversion from Investor Shares to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.


MANDATORY CONVERSIONS TO INVESTOR SHARES
If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

REDEEMING SHARES


HOW TO INITIATE A REDEMPTION REQUEST
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


ONLINE. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



HOW TO RECEIVE REDEMPTION PROCEEDS

BY ELECTRONIC BANK TRANSFER. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal
Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.



BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.



BY EXCHANGE. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


BY CHECK. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.

TRADE DATE
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).


For redemptions by CHECK, EXCHANGE, or WIRE: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an AUTOMATIC WITHDRAWAL PLAN:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by ELECTRONIC BANK TRANSFER not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


OTHER REDEMPTION RULES YOU SHOULD KNOW
DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



NO CANCELLATIONs. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and reregistrations of shares within the same fund.


.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.


.. Reregistrations of shares.


.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequest-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


PROSPECTUS AND SHAREHOLDER REPORT MAILINGS
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


VANGUARD.COM
REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.



TELEPHONE TRANSACTIONS
AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.



GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


ACCOUNT SERVICE FEE

For most shareholders, Vanguard charges a $20 account service fee from all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.


If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:


.. Money market sweep accounts owned in connection with a Vanguard Brokerage Services/(R)/ account.


.. Accounts held through intermediaries.


.. Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/TM/, $500,000 for Vanguard Voyager Select Services/TM/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans*. Please consult your enrollment materials for the rules that apply to your account.


.. Section 529 college savings plans.


* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



LOW-BALANCE ACCOUNTS

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.



RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.


PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.



AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard FTSE Social Index Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the PORTFOLIO section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


WEB
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

PHONE
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


----------------------------------------------------------------------
REGULAR MAIL (INDIVIDUALS)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
REGULAR MAIL (INSTITUTIONS)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
REGISTERED, EXPRESS, OR OVERNIGHT  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------




FUND NUMBER
Please use the specific fund number when contacting us:


                                            Investor Shares
-------------------------------------------------------------
Vanguard FTSE Social Index Fund                         213
-------------------------------------------------------------























"FTSE/(R)/" and "FTSE4Good/(TM)/" are trademarks jointly owned by the London Stock Exchange Plc and The Financial Times Limited and are used by FTSE International Limited under license. The FTSE4Good US Select Index is calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the Fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. Standard & Poor's 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.



PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                               [SHIP LOGO VANGUARD/(R)/]


                                                P.O. Box 2600
                                                Valley Forge, PA 19482-2600



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



FOR MORE INFORMATION
If you would like more information about Vanguard FTSE Social Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027








(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P213 122008

                                                    [SHIP LOGO VANGUARD/(R)/]


Vanguard FTSE Social Index Fund
Prospectus


-------------------------------------------------------------------------------

   December 29, 2008

-------------------------------------------------------------------------------

Investor Shares for Participants

















This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

-------------------------------------------------------------------------------
Fund Profile              1       Financial Highlights                     14
-------------------------------------------------------------------------------
Investing in Index Funds  5       Investing With Vanguard                  16
-------------------------------------------------------------------------------
More on the Fund          6       Accessing Fund Information by Computer   19
-------------------------------------------------------------------------------
 The Fund and Vanguard   10       Glossary of Investment Terms             20
-------------------------------------------------------------------------------
 Investment Advisor      11
-------------------------------------------------------------------------------
 Dividends, Capital      12
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             12
-------------------------------------------------------------------------------



WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER GOVERNMENT AGENCY.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the FTSE4Good US Select Index. The Index is composed primarily of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that the stocks selected for the FTSE4Good US Select Index will, in the aggregate, trail returns from other mutual funds screened with similar criteria, from other asset classes, or from the overall stock market. Historically, mid-cap stocks, like those included in the Index, have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INVESTOR SHARES/1/
-------------------------------------------------------------------------------
                                 BAR CHART
                               [-40% to 60%]

                          2001           -14.08%
                          2002           -24.24%
                          2003            30.45%
                          2004             8.27%
                          2005             4.10%
                          2006            13.09%
                          2007            -2.31%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -20.99%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 16.23% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.62% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                                                                                Since
                                                      1 Year            5 Years          Inception/1/
-------------------------------------------------------------------------------------------------------
VANGUARD FTSE SOCIAL INDEX FUND INVESTOR SHARES       -2.31%             10.19%                -0.50%
-------------------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------------
Spliced Social Index/2/                               -2.22%             10.42%                -0.36%
-------------------------------------------------------------------------------------------------------
FTSE4Good US Select Index                             -2.22                 --                    --
-------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                5.73              14.07                  3.27
-------------------------------------------------------------------------------------------------------
1 Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Since-inception returns are as of  May 31, 2000, through
 December 31, 2007.
2 Reflects performance of the Calvert Social Index through December 16, 2005, and performance of the
 FTSE4Good US Select Index thereafter.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

SHAREHOLDER FEES
(Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None
-------------------------------------------------------------------------------------------------
Purchase Fee                                                                             None
-------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None
-------------------------------------------------------------------------------------------------
Redemption Fee                                                                           None
-------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------------------------
Management Expenses                                                                     0.25%
-------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                  None
-------------------------------------------------------------------------------------------------
Other Expenses                                                                          0.06%
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/1/                                                 0.31%
-------------------------------------------------------------------------------------------------
1 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.



The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year              3 Years              5 Years              10 Years
-------------------------------------------------------------------------------
$32                 $100                 $174                 $393
-------------------------------------------------------------------------------



THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard FTSE Social Index Fund Investor Shares' expense ratio in fiscal year 2009 to be 0.31%, or $3.10 per $1,000 of average net assets. The average large-cap growth fund had expenses in 2007 of 1.36%, or $13.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------



Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $534 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  May 31, 2000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          FTSESoc
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            213
-----------------------------------------------------------------------------------------------
CUSIP Number                    921910303
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VFTSX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS


WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


.. Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing all, or substantially all, of its assets in the stocks that make up the FTSE4Good US Select Index may be changed only upon 60 days' notice to shareholders.


MARKET EXPOSURE

LOGO
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS
(1926-2007)
                      1 Year           5 Years          10 Years       20 Years
-------------------------------------------------------------------------------
Best                   54.2%             28.6%             19.9%          17.8%
-------------------------------------------------------------------------------
Worst                 -43.1             -12.4              -0.8            3.1
-------------------------------------------------------------------------------
Average                12.2              10.4              11.1           11.4
-------------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The market-capitalization range of the FTSE4Good US Select Index as of August 31, 2008, was $244 million to $150 billion. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $24.3 billion.



FLAG LOGO
The Fund is subject to investment style risk, which is the chance that the stocks selected for the FTSE4Good US Select Index will, in the aggregate, trail returns from other mutual funds screened with similar criteria, from other asset classes, or from the overall stock market. Historically, mid-cap stocks, like those included in the Index, have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Security Selection


INDEX REPLICATION STRATEGY. The Fund uses the replication method of indexing. This means that the Fund holds each security found in the FTSE4Good US Select Index in approximately the same proportion as represented in the Index itself. For example, if 5% of the Index were made up of the stock of a specific company, the Fund would invest about 5% of its assets in that company. Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market.




THE FTSE4GOOD US SELECT INDEX. The FTSE4Good US Select Index is maintained by FTSE Group (FTSE), a widely known global index provider that currently calculates over 120,000 indexes daily. In the United States, FTSE has retained RiskMetrics as the advisory committee determining which stocks are eligible for inclusion in the Index. FTSE selects stocks from approximately 700 of the largest public companies in the United States by evaluating each company's performance in the following categories: environmental sustainability, upholding and supporting universal human rights, and developing positive relations with stakeholders. The Index includes companies considered to have: (1) superior environmental policies; (2) a strong hiring and promotion record for minorities and women; and (3) a safe and healthy workplace.


Excluded from the Index are companies that are involved with: (1) tobacco; (2) alcohol; (3) adult entertainment; (4) firearms; (5) gambling; (6) nuclear power; or (7) those that violate fair labor practices and equal opportunity standards. For further information about the FTSE4Good US Select Index's selection criteria, please visit the FTSE4Good website at www.ftse4good.com.


OTHER INVESTMENT POLICIES AND RISKS
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. Derivatives will not be screened based on social or environmental criteria.


CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF/TM/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 92%, as reported by Morningstar, Inc., on August 31, 2008.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
-------------------------------------------------------------------------------



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended August 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

GEORGE U. SAUTER, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


The manager primarily responsible for the day-to-day management of the Fund is:

MICHAEL PERRE, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the Fund since its inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
-------------------------------------------------------------------------------



SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Investor Shares began fiscal year 2008 with a net asset value (price) of $9.30 per share. During the year, each Investor Share earned $0.125 from investment income (interest and dividends). There was a decline of $1.525 per share in the value of investments held or sold by the Fund, resulting in a net decline of $1.40 per share from investment operations.

 Shareholders received $0.14 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $7.76, reflecting losses of $1.40 per share and distributions of $0.14 per share. This was a decrease of $1.54 per share (from $9.30 at the beginning of the year to $7.76 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -15.26% for the year.

 As of August 31, 2008, the Investor Shares had approximately $395 million in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 1.48% of average net assets. The Fund sold and replaced securities valued at 41% of its net assets.
-------------------------------------------------------------------------------

FTSE SOCIAL INDEX FUND INVESTOR SHARES
                                                                                                        Year Ended August 31,
                                               --------------------------------------------------------------------------------
                                                              2008             2007         2006            2005         2004
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $9.30            $8.51        $8.03           $7.40        $6.87
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         .125              .13          .11            .13/1/        .08
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments      (1.525)             .78          .47            .62           .52
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.400)             .91          .58            .75           .60
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                         (.140)            (.12)        (.10)          (.12)         (.07)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --               --           --             --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.140)            (.12)        (.10)          (.12)         (.07)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $7.76            $9.30        $8.51          $8.03         $7.40
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                               -15.26%           10.70%        7.25%         10.16%         8.75%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $395             $540         $405           $361          $274
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                0.24%            0.24%        0.25%          0.25%         0.25%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                    1.48%            1.48%        1.41%       1.74%/1/         1.17%
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                  41%              20%          51%/2/         12%            8%
-------------------------------------------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes activity related to a change in the Fund's target index.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


.. If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.


.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.


Vanguard reserves the right to change its policies without prior notice to shareholders.



INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


TRANSACTIONS
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.


In all cases, your transaction will be based on the next-determined NAV of the Fund's Investor Shares after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day's NAV. This is known as your trade date. NAVs are calculated only on days the NYSE is open for trading.


Frequent Trading
The exchange privilege (your ability to purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax are not mail requests and remain subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.


Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.


.. Be sure to read the Fund's prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.


.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


PLANS FOR WHICH VANGUARD DOES NOT SERVE AS RECORDKEEPER: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


UNCASHED CHECKS
Vanguard will not pay interest on uncashed checks.



PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the PORTFOLIO section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.






























"FTSE/(R)/" and "FTSE4Good/(TM)/" are trademarks jointly owned by the London Stock Exchange Plc and The Financial Times Limited and are used by FTSE International Limited under license. The FTSE4Good US Select Index is calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the Fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. Standard & Poor's 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.



PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [SHIP LOGO VANGUARD/(R)/]


                                                   Institutional Division
                                                   P.O. Box 2900
                                                   Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



FOR MORE INFORMATION
If you would like more information about Vanguard FTSE Social Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment: 800-749-7273


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.





Fund's Investment Company Act file number: 811-1027
(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I213 122008

                                               [SHIP LOGO VANGUARD/(R)/]


VANGUARD FTSE SOCIAL INDEX FUND
PROSPECTUS


-------------------------------------------------------------------------------

   December 29, 2008

-------------------------------------------------------------------------------

Institutional Shares


















This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

-------------------------------------------------------------------------------
Fund Profile                       1       Investing With Vanguard         18
-------------------------------------------------------------------------------
Investing in Index Funds           5        Purchasing Shares              18
-------------------------------------------------------------------------------
More on the Fund                   6        Converting Shares              21
-------------------------------------------------------------------------------
 The Fund and Vanguard            10        Redeeming Shares               22
-------------------------------------------------------------------------------
 Investment Advisor               11        Exchanging Shares              25
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    12        Frequent-Trading Limits        25
 Taxes
-------------------------------------------------------------------------------
 Share Price                      14        Other Rules You Should Know    27
-------------------------------------------------------------------------------
Financial Highlights              15        Fund and Account Updates       30
-------------------------------------------------------------------------------
                                            Contacting Vanguard            32
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    34
-------------------------------------------------------------------------------


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


SHARE CLASS OVERVIEW

This prospectus offers the Fund's Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million. A separate prospectus offers the Fund's Investor Shares, which have an investment minimum of $3,000.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER GOVERNMENT AGENCY.

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the FTSE4Good US Select Index. The Index is composed primarily of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index. For additional information on the Fund's investment strategies, please see MORE ON THE FUND.



PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund replicates its target index, the Fund may underperform the overall stock market.


.. Investment style risk, which is the chance that the stocks selected for the FTSE4Good US Select Index will, in the aggregate, trail returns from other mutual funds screened with similar criteria, from other asset classes, or from the overall stock market. Historically, mid-cap stocks, like those included in the Index, have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index and other comparative indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES/1/
-------------------------------------------------------------------------------
                                  BAR CHART
                                [-40% to 60%]

                              2004         8.51%
                              2005         4.09%
                              2006        13.35%
                              2007        -2.07%
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -20.97%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 9.68% (quarter ended December 31, 2004), and the lowest return for a quarter was -11.95% (quarter ended March 31, 2008).




AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007
                                                                                        Since
                                                         1 Year                  Inception/1/
-----------------------------------------------------------------------------------------------
VANGUARD FTSE SOCIAL INDEX FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------
Return Before Taxes                                       -2.17%                         8.95%
-----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                       -2.42                          8.72
-----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                                       -1.08                          7.77
-----------------------------------------------------------------------------------------------
COMPARATIVE INDEXES
(reflect no deduction for fees, expenses, or taxes)
-----------------------------------------------------------------------------------------------
Spliced Social Index/2/                                   -2.22%                         9.01%
-----------------------------------------------------------------------------------------------
FTSE4Good US Select Index                                 -2.22                            --
-----------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                    5.73                         12.98
-----------------------------------------------------------------------------------------------
1 Since inception returns are from January 14, 2003, through December 31,  2007.
2 Reflects performance of the Calvert Social Index through December 16, 2005, and performance of the FTSE4Good US Select Index thereafter.

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.



SHAREHOLDER FEES
(Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None
---------------------------------------------------------------------------------------------------
Purchase Fee                                                                             None
---------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None
---------------------------------------------------------------------------------------------------
Redemption Fee                                                                           None
---------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from the Fund's assets)
---------------------------------------------------------------------------------------------------
Management Expenses                                                                      0.11%
---------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                   None
---------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.07%
---------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/1/                                                  0.18%
---------------------------------------------------------------------------------------------------
1 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.

The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year                3 Years              5 Years               10 Years
------------------------------------------------------------------------------
$18                   $58                  $101                  $230
------------------------------------------------------------------------------



THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard FTSE Social Index Fund Institutional Shares' expense ratio in fiscal year 2009 to be 0.18%, or $1.80 per $1,000 of average net assets. The average large-cap growth fund had expenses in 2007 of 1.36%, or $13.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
As of August 31, 2008
----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $534 million
----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge Pa., since inception
----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
----------------------------------------------------------------------------------------------
Inception Date                  Investor Shares--May 31, 2000
                                Institutional Shares--January 14, 2003
----------------------------------------------------------------------------------------------
Minimum Initial Investment      $5 million
----------------------------------------------------------------------------------------------
Newspaper Abbreviation          FTScInst
----------------------------------------------------------------------------------------------
Vanguard Fund Number            223
----------------------------------------------------------------------------------------------
CUSIP Number                    921910402
----------------------------------------------------------------------------------------------
Ticker Symbol                   VFTNX
----------------------------------------------------------------------------------------------



INVESTING IN INDEX FUNDS


WHAT IS INDEXING?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:

.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


.. Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing all, or substantially all, of its assets in the stocks that make up the FTSE4Good US Select Index may be changed only upon 60 days' notice to shareholders.


MARKET EXPOSURE

FLAG LOGO
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES. THE FUND'S TARGET INDEX MAY, AT TIMES, BE CONCENTRATED IN STOCKS OF A PARTICULAR SECTOR, CATEGORY, OR GROUP OF COMPANIES. BECAUSE THE FUND REPLICATES ITS TARGET INDEX, THE FUND MAY UNDERPERFORM THE OVERALL STOCK MARKET.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. STOCK MARKET RETURNS
(1926-2007)
                     1 Year        5 Years     10 Years       20 Years
-----------------------------------------------------------------------------
Best                  54.2%           28.6%        19.9%          17.8%
-----------------------------------------------------------------------------
Worst                -43.1           -12.4         -0.8            3.1
-----------------------------------------------------------------------------
Average               12.2            10.4         11.1           11.4
-----------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2007. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The market-capitalization range of the FTSE4Good US Select Index as of August 31, 2008, was $244 million to $150 billion. The asset-weighted median market capitalization of the Fund as of August 31, 2008, was $24.3 billion.



FLAG LOGO
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT THE STOCKS SELECTED FOR THE FTSE4GOOD US SELECT INDEX WILL, IN THE AGGREGATE, TRAIL RETURNS FROM OTHER MUTUAL FUNDS SCREENED WITH SIMILAR CRITERIA, FROM OTHER ASSET CLASSES, OR FROM THE OVERALL STOCK MARKET. HISTORICALLY, MID-CAP STOCKS, LIKE THOSE INCLUDED IN THE INDEX, HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.


SECURITY SELECTION

INDEX REPLICATION STRATEGY. The Fund uses the replication method of indexing. This means that the Fund holds each security found in the FTSE4Good US Select Index in approximately the same proportion as represented in the Index itself. For example, if 5% of the Index were made up of the stock of a specific company, the Fund would invest about 5% of its assets in that company. Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market.



THE FTSE4GOOD US SELECT INDEX. The FTSE4Good US Select Index is maintained by FTSE Group (FTSE), a widely known global index provider that currently calculates over 120,000 indexes daily. In the United States, FTSE has retained RiskMetrics as the advisory committee determining which stocks are eligible for inclusion in the Index. FTSE selects stocks from approximately 700 of the largest public companies in the United States by evaluating each company's performance in the following categories: environmental sustainability, upholding and supporting universal human rights, and developing positive relations with stakeholders. The Index includes companies considered to have: (1) superior environmental policies; (2) a strong hiring and promotion record for minorities and women; and (3) a safe and healthy workplace.


Excluded from the Index are companies that are involved with: (1) tobacco; (2) alcohol; (3) adult entertainment; (4) firearms; (5) gambling; (6) nuclear power; or (7) those that violate fair labor practices and equal opportunity standards. For further information about the FTSE4Good US Select Index's selection criteria, please visit the FTSE4Good website at www.ftse4good.com.


OTHER INVESTMENT POLICIES AND RISKS
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. Derivatives will not be screened based on social or environmental criteria.


CASH MANAGEMENT
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


FREQUENT TRADING OR MARKET-TIMING
BACKGROUND. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


POLICIES TO ADDRESS FREQUENT TRADING. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the INVESTING WITH VANGUARD section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the SHARE PRICE section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 92%, as reported by Morningstar, Inc., on August 31, 2008.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
-------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
-------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended August 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

GEORGE U. SAUTER, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.


The manager primarily responsible for the day-to-day management of the Fund is:

MICHAEL PERRE, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the Fund since its inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


-------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
-------------------------------------------------------------------------------



BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

.. Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.


.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT 'BUYING A DIVIDEND'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
-------------------------------------------------------------------------------


GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Institutional Shares began fiscal year 2008 with a net asset value (price) of $9.32 per share. During the year, each Institutional Share earned $0.137 from investment income (interest and dividends). There was a decline of $1.535 per share in the value of investments held or sold by the Fund, resulting in a net decline of $1.398 per share from investment operations.

 Shareholders received $0.152 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $7.77, reflecting losses of $1.398 per share and distributions of $0.152 per share. This was a decrease of $1.55 per share (from $9.32 at the beginning of the year to $7.77 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -15.22% for the year.

 As of August 31, 2008, the Institutional Shares had approximately $139 million in net assets. For the year, the expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the net investment income amounted to 1.61% of average net assets. The Fund sold and replaced securities valued at 41% of its net assets.
-------------------------------------------------------------------------------

FTSE SOCIAL INDEX FUND INSTITUTIONAL SHARES

                                                                                                     Year Ended August 31,
                                                                                   ------------------------------------------------
                                                  2008                2007           2006              2005           2004
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $9.32               $8.52          $8.04             $7.41          $6.88
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .137                .152            .12              .138/1/        .084
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         (1.535)               .780            .47              .620           .522
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.398)               .932            .59              .758           .606
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.152)              (.132)          (.11)            (.128)         (.076)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --                  --             --                --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.152)              (.132)          (.11)            (.128)         (.076)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $7.77               $9.32          $8.52             $8.04          $7.41
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                   -15.22%              10.95%          7.37%            10.26%          8.83%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)              $139                $111            $87               $27            $13
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets    0.11%               0.11%          0.12%             0.12%          0.12%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to                1.61%               1.61%          1.54%          1.83%/1/          1.30%
Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      41%                 20%         51%/2/               12%             8%
-----------------------------------------------------------------------------------------------------------------------------------
1 Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Includes activity related to a change in the Fund's target index.

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $5 million. Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.


ADD TO AN EXISTING ACCOUNT. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



HOW TO INITIATE A PURCHASE REQUEST
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


ONLINE. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.


BY TELEPHONE. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.

BY MAIL. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


HOW TO PAY FOR A PURCHASE
BY ELECTRONIC BANK TRANSFER. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.



BY WIRE. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


BY CHECK. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--223). See Contacting Vanguard.


BY EXCHANGE. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


TRADE DATE
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by CHECK into all funds other than money market funds, and for purchases by EXCHANGE or WIRE into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by CHECK into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE

(generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an AUTOMATIC INVESTMENT PLAN:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.


For purchases by ELECTRONIC BANK TRANSFER not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will generally be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.


If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


OTHER PURCHASE RULES YOU SHOULD KNOW
CHECK PURCHASES. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


REFUSED OR REJECTED PURCHASE REQUESTS. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.

NO CANCELLATIONS. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.


TRADE DATE

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.



CONVERSIONS TO INSTITUTIONAL SHARES
You are eligible for a self-directed conversion from Investor Shares to Institutional Shares of the Fund, provided that your account meets all Institutional Shares' eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.


MANDATORY CONVERSIONS TO INVESTOR SHARES
If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

REDEEMING SHARES


HOW TO INITIATE A REDEMPTION REQUEST
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


ONLINE. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



BY TELEPHONE. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.


BY MAIL. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



HOW TO RECEIVE REDEMPTION PROCEEDS

BY ELECTRONIC BANK TRANSFER. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal
Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.



BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.



BY EXCHANGE. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


BY CHECK. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.

TRADE DATE
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).


For redemptions by CHECK, EXCHANGE, or WIRE: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an AUTOMATIC WITHDRAWAL PLAN:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by ELECTRONIC BANK TRANSFER not using an automatic withdrawal plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


OTHER REDEMPTION RULES YOU SHOULD KNOW
DOCUMENTATION FOR CERTAIN ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


NO CANCELLATIONS. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.


If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and reregistrations of shares within the same fund.


.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.


.. Reregistrations of shares.


.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



ACCOUNTS HELD BY INSTITUTIONS (OTHER THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


PROSPECTUS AND SHAREHOLDER REPORT MAILINGS
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


VANGUARD.COM
REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.



TELEPHONE TRANSACTIONS
AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.


.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.



GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


LOW-BALANCE ACCOUNTS
The Fund reserves the right to convert an investor's Institutional Shares to Investor Shares if the fund account balance falls below the minimum initial investment for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.


RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order;
(5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



SHARE CLASSES
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.


PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

TAX STATEMENTS

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.



AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard FTSE Social Index Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the PORTFOLIO section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


WEB
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------

PHONE
----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)   /    For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


----------------------------------------------------------------------
REGULAR MAIL (INDIVIDUALS)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
REGULAR MAIL (INSTITUTIONS)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
REGISTERED, EXPRESS, OR OVERNIGHT  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



FUND NUMBER
Please use the specific fund number when contacting us:



                                             Institutional Shares
-------------------------------------------------------------------
Vanguard FTSE Social Index Fund                               223
-------------------------------------------------------------------




















"FTSE/(R)/" and "FTSE4Good/(TM)/" are trademarks jointly owned by the London Stock Exchange Plc and The Financial Times Limited and are used by FTSE International Limited under license. The FTSE4Good US Select Index is calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the Fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. Standard & Poor's 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


CAPITAL GAINS DISTRIBUTION. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


CASH INVESTMENTS. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


COMMON STOCK. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVIDEND DISTRIBUTION. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INCEPTION DATE. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


MUTUAL FUND. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.



PASSIVE MANAGEMENT. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


PRINCIPAL. The face value of a debt instrument or the amount of money put into an investment.


SECURITIES. Stocks, bonds, money market instruments, and other investment vehicles.


TOTAL RETURN. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


YIELD. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

This page intentionally left blank.

                                                [SHIP LOGO VANGUARD/(R)/]

                                                 Institutional Division
                                                 P.O. Box 2900
                                                 Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



FOR MORE INFORMATION
If you would like more information about Vanguard FTSE Social Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-952-3335

If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text telephone for people with hearing impairment:
800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027







(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I223 122008

                                                        [SHIP LOGO  VANGUARD(R)]



VANGUARD EXTENDED DURATION TREASURY
INDEX FUND PROSPECTUS


December 29, 2008


Institutional Shares & Institutional Plus Shares




This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


-----------------------------------------------------------------------------------
Fund Profile                            1       Investing With Vanguard          20
-----------------------------------------------------------------------------------
Investing in Index Funds                5        Purchasing Shares               20
-----------------------------------------------------------------------------------
More on the Fund                        6        Converting Shares               23
-----------------------------------------------------------------------------------
 The Fund and Vanguard                 12        Redeeming Shares                24
-----------------------------------------------------------------------------------
 Investment Advisor                    13        Exchanging Shares               27
-----------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes   14        Frequent-Trading Limits         27
-----------------------------------------------------------------------------------
 Share Price                           16        Other Rules You Should Know     29
-----------------------------------------------------------------------------------
Financial Highlights                   17        Fund and Account Updates        32
-----------------------------------------------------------------------------------
                                                 Contacting Vanguard             34
-----------------------------------------------------------------------------------
                                                Glossary of Investment Terms     36
-----------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


The Fund is primarily intended for pension plans and other institutional investors that desire to closely match long-term liabilities with a portfolio of U.S. Treasury securities of similar long-term duration. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly. Prospective investors are urged to consult with their own advisors to determine the suitability of investment in the Fund and the relationship of this investment to their overall investment programs and financial and tax positions.



Share Class Overview

This prospectus offers the Fund's Institutional Shares, which have an investment minimum of $5 million, and Institutional Plus Shares, which have an investment minimum of $100 million. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are offered through a separate prospectus.


The Fund's separate share classes have different expenses; as a result their investment performances will differ.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE


Investment Objective
The Fund seeks to track the performance of an index of extended-duration zero-coupon U.S. Treasury securities.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index. This Index includes zero-coupon U.S. Treasury securities (Treasury STRIPS) with maturities ranging from 20 to 30 years. A Treasury STRIP represents a single coupon payment, or a single principal payment, from a U.S. Treasury security that has been "stripped" into separately tradable components.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors, including duration and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in U.S. Treasury securities held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 20 and 30 years. For additional information on the Fund's investment strategies, please see More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.


Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses for the Institutional Shares are based on those incurred in the fiscal year ended August 31, 2008. The Institutional Plus Shares have no operating history; actual operating expenses could be different.


Shareholder Fees
(Fees paid directly from your investment)
                                                                 Institutional               Institutional Plus
                                                                 Shares                      Shares
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                         None                        None
------------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases                                     None/1/                     None/1/
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends              None                        None
------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                   None                        None
------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                                 Institutional               Institutional Plus
                                                                 Shares                      Shares
------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                              0.03%                       0.04%
------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                           None                        None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.08%                       0.04%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             0.11%                       0.08%
------------------------------------------------------------------------------------------------------------------------------
1 The Fund reserves the right to charge a transaction fee of 0.20% to investors whose aggregate share purchases equal or exceed $20 million. This fee, which may be applied retroactively to all purchases that make up the $20 million or more, may also be applied to any or all additional purchases that result in additional balances in increments of $20 million.


The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                             1 Year   3 Years   5 Years    10 Years
-------------------------------------------------------------------
Institutional Shares            $11       $35       $62        $141
-------------------------------------------------------------------
Institutional Plus Shares         8        26        45         103
-------------------------------------------------------------------


These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Extended Duration Treasury Index Fund Institutional Shares' expense ratio in fiscal year 2008 was 0.11%, or $1.10 per $1,000 of average net assets. We expect the Institutional Plus Shares' expense ratio for the current fiscal year to be 0.08%, or $0.80 per $1,000 of average net assets. Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $263 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
                                Institutional Shares         Institutional Plus Shares
-----------------------------------------------------------------------------------------------
Inception Date                  November 28, 2007            September 19, 2007
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          ExtDurTresInst               ExtDurTreIntPl
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            1275                         1276
-----------------------------------------------------------------------------------------------
CUSIP Number                    921910881                    921910808
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VEDTX                        VEDIX
-----------------------------------------------------------------------------------------------

INVESTING IN INDEX FUNDS



What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.


An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


Index funds typically have the following characteristics:


- Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


- Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus dealer markups and other transaction costs--to a minimum.

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. The Fund's policy of investing at least 80% of its assets in U.S. Treasury securities that are part of the target index may be changed only upon 60 days' notice to shareholders.


Market Exposure


--------------------------------------------------------------------------------
 Plain Talk About Treasury STRIPS

 A Treasury STRIP represents a single coupon payment, or a single principal payment, on a U.S. Treasury security that has been "stripped" into separately tradable components. For example, a newly issued 10-year U.S. Treasury note can be divided into 20 semiannual coupon payments (coupon STRIPS) and a single principal payment (principal STRIP). Treasury STRIPS are obligations of the U.S. Treasury and are backed by the full faith and credit of the United States.

 Treasury STRIPS are sometimes called zero-coupon securities because the only time an investor receives payment is at maturity. Consequently, these securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. Treasury STRIPS are popular with pension funds and insurance companies because these securities have known cash values at maturity, which enables investors to closely match their liabilities with guaranteed payments from the U.S. Treasury. Because Treasury STRIPS do not pay interest, they are issued and sold at a discount to face value.

 Because Treasury STRIPS do not pay income and are purchased at an "original issue discount," the Fund may be required to distribute to shareholders income dividends that exceed the cash the Fund receives on its portfolio holdings. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income-dividend distribution requirements.
--------------------------------------------------------------------------------

[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of four noncallable bonds of different maturities, each with a market value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond


                               After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)          Increase    Decrease    Increase      Decrease
-------------------------------------------------------------------------------
Short-Term (2.5 years)/1/            $977      $1,024        $955        $1,048
-------------------------------------------------------------------------------
Intermediate-Term (10 years)/1/       926       1,082         858         1,172
-------------------------------------------------------------------------------
Long-Term (20 years)/1/               884       1,137         786         1,299
-------------------------------------------------------------------------------
Long-Term Zero-Coupon (20 years)      824       1,215         679         1,479
-------------------------------------------------------------------------------
1 Assuming a 5% coupon.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------



Changes in interest rates can affect bond income as well as bond prices.



--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of its Index. Index sampling risk for the Fund should be low.


Security Selection


Index sampling strategy. Because it could be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, and quality of the underlying bonds. Because the Fund does not hold all issues in its target index, some of the issues that are held will likely be overweighted (or underweighted) compared with the target index.

Types of bonds. The Fund's target index is the Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index. This index includes Treasury STRIPS with maturities ranging from 20 to 30 years. The index held 48 Treasury STRIPS as of August 31, 2008.



Other Investment Policies and Risks
The Fund will invest at least 80% of its assets in the U.S. Treasury securities held in its target index.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure a market segment similar to the current index.


[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Fund. In particular, derivatives will be used only where they may help the advisor:


- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

- Add value when these instruments are attractively priced; or

- Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, total return swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



Vanguard may invest a small portion of the Fund's assets in shares of bond exchange-traded funds (ETFs). ETFs provide returns similar to those of the bonds listed in the index or in a subset of the index. Vanguard may purchase ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in Vanguard bond ETFs because Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.



Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for long-term bond funds was approximately 159%, as reported by Morningstar, Inc., on August 31, 2008.

--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


The managers primarily responsible for the day-to-day management of the Fund are:


Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Taxable Bond Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992; and has co-managed the Fund since its inception. Education:
B.S., University of Illinois; M.B.A., University of Chicago.

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has co-managed the Fund since its inception. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed quarterly; capital gains distributions generally occur annually in December. Because of the "original issue discount" on zero-coupon securities, the Fund may be required to distribute income dividends to shareholders that exceed the cash received by the Fund. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as capital gains from the fund's sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------



Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

- Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

- "Original issue discount" on a Treasury STRIP is generally treated as interest, whether or not cash is actually received by the Fund.

- Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.


- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
 Plain Talk About 'Buying a Capital Gain'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When the fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the period shown, and certain information reflects financial results for a single Institutional Share. The total return in the table represents the rate that an investor would have earned or lost during the period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Institutional Shares began the fiscal period ended August 31, 2008, with a net asset value (price) of $30.00 per share. During the period, each Institutional Share earned $1.023 from investment income (interest). There was a decline of $0.928 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.095 per share from investment operations.

 Shareholders received $0.575 per share in the form of dividend distributions.

 The share price at the end of the period was $29.52, reflecting earnings of $0.095 per share and distributions of $0.575 per share. This was a decrease of $0.48 per share (from $30.00 at the beginning of the period to $29.52 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.39% for the period.

 As of August 31, 2008, the Institutional Shares had approximately $258 million in net assets. For the period, the annualized expense ratio was 0.11% ($1.10 per $1,000 of net assets), and the annualized net investment income amounted to 4.55% of average net assets. The Fund sold and replaced securities valued at 36% of its net assets.
--------------------------------------------------------------------------------

Extended Duration Treasury Index Fund Institutional Shares

                                                                      November 28, 2007/1/ to
                                                                              August 31, 2008
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $30.00
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
Net Investment Income                                                                   1.023/2/
------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments/3/                               (.928)
------------------------------------------------------------------------------------------------
Total from Investment Operations                                                         .095
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                    (.575)
------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                  --
------------------------------------------------------------------------------------------------
Total Distributions                                                                     (.575)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $29.52
================================================================================================
TOTAL RETURN/4/                                                                         0.39%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net Assets, End of  Period (Millions)                                                    $258
------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                           0.11%/5/
------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                    4.55%/5/
------------------------------------------------------------------------------------------------
Turnover Rate/6/                                                                          36%
================================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increase from purchase fees of $0.03.
4 Total returns do not include a portfolio transaction fee that may apply to aggregate purchases of more than $20 million by a single investor.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.



PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


ACCOUNT MINIMUMS

To open and maintain an account. Institutional Shares--$5 million. Institutional Plus Shares--$100 million.


Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.


Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).


How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.


By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.

By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to add to a fund account or to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.



Transaction Fee on Purchases

The Fund reserves the right to charge a transaction fee of 0.20% to investors whose aggregate share purchases equal or exceed $20 million. This fee, which may be applied retroactively to all purchases that make up the $20 million or more, may also be applied to any or all additional purchases that result in additional balances in increments of $20 million.


How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.


By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for share classes in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.



Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment
Plan:
If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will generally be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Earning Dividends
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.



New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.



Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.



Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.


Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversion From Institutional Shares to Institutional Plus Shares
You are eligible for a self-directed conversion from Institutional Shares to Institutional Plus Shares of the Fund, provided that your account balance is at least $100 million.


Mandatory Conversion to Institutional Shares
If an account no longer meets the balance requirements for Institutional Plus Shares, Vanguard may automatically convert the shares in the account to Institutional Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.



REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.



By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal
Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.


By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.



Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 - Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 - Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your

Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Earning Dividends

Shares continue earning dividends through your trade date.



Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.



Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.



Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day. See Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

- Redemptions of shares to pay fund or account fees.


- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

- Transfers and reregistrations of shares within the same fund.


- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.

- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:


- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.


- Reregistrations of shares.


- Conversions of shares from one share class to another in the same fund.


- Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.



Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most

Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.



Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Fund name and account number, if applicable.

- Other information relating to the caller, the account holder, or the account.


Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.


- Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

- Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.



Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.



Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.


Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor's Institutional Plus Shares to Institutional Shares of the Fund if the investor's fund account balance falls below the minimum initial investment for any reason, including market fluctuation. In addition, the Fund reserves the right to liquidate an investor's Institutional Shares if the investor's fund account balance falls below the minimum initial investment for that share class. Any such conversion or redemption will be preceded by written notice to the investor.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month.

Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.



Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.



Average-Cost Review Statements

For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.



Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) financial reports about Vanguard Extended Duration Treasury Index Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


- Performance assessments and comparisons with industry benchmarks.


- Financial statements with listings of Fund holdings.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within

30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD



Web
--------------------------------------------------------------------------------------------------------------------
Vanguard.com                                          For the most complete source of Vanguard news
24 hours a day, 7 days a week                         For fund, account, and service information
                                                      For most account transactions
                                                      For literature requests
--------------------------------------------------------------------------------------------------------------------

Phone
--------------------------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/ 800-662-627                For automated fund and account information
(ON-BOARD)                                            For exchange transactions (subject to limitations)
                                                      Toll-free, 24 hours a day, 7 days a week
--------------------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)              For fund and service information
(Text telephone for people with hearing               For literature requests
impairment at 800-952-3335)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                                      Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)                   For account information
(Text telephone for people with hearing               For most account transactions
impairment at 800-749-7273)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                                      Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
--------------------------------------------------------------------------------------------------------------------
Institutional Division                                For information and services for large institutional investors
888-809-8102                                          Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                                      Eastern time
--------------------------------------------------------------------------------------------------------------------
Intermediary Sales Support                            For information and services for financial intermediaries
800-997-2798                                          including broker-dealers, trust institutions, insurance
                                                      companies, and financial advisors
                                                      Business hours only: Monday-Friday, 8:30 a.m. to 7 p.m.,
                                                      Eastern time
--------------------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


----------------------------------------------------------------------
Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


                                                                           Institutional
                                                    Institutional Shares     Plus Shares
----------------------------------------------------------------------------------------
Vanguard Extended Duration Treasury Index Fund                      1275            1276
----------------------------------------------------------------------------------------




















CFA/(R)/ is a trademark owned by CFA Institute. S&P 500/(R)/ is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.



Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Treasury STRIPS. An acronym for "separate trading of registered interest and principal securities." Treasury STRIPS are fixed income securities sold at a significant discount to face value and offer no interest payments because they mature at par.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [SHIP LOGO  VANGUARD(R)]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Extended Duration Treasury Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.


The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


If you are an individual investor:
The Vanguard Group
Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-952-3335


If you are a client of Vanguard's Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027
(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I1275 122008

                                                        [SHIP LOGO  VANGUARD(R)]



VANGUARD EXTENDED DURATION TREASURY
ETF PROSPECTUS


December 29, 2008


Exchange-traded fund shares that are not individually redeemable




This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2008.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


------------------------------------------------------------------------------------
ETF Profile                               1       Financial Highlights           22
------------------------------------------------------------------------------------
Investing in Vanguard ETF Shares          5       Glossary of Investment Terms   24
------------------------------------------------------------------------------------
More on the Fund and ETF Shares           6
------------------------------------------------------------------------------------
 The Fund and Vanguard                   17
------------------------------------------------------------------------------------
 Investment Advisor                      18
------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes     19
------------------------------------------------------------------------------------
 Daily Pricing                           21
------------------------------------------------------------------------------------



A Note to Retail Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from the Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.


The Fund is primarily intended for pension plans and other institutional investors that desire to closely match long-term liabilities with a portfolio of U.S. Treasury securities of similar long-term duration. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly. Prospective investors are urged to consult with their own advisors to determine the suitability of investment in the Fund and the relationship of this investment to their overall investment programs and financial and tax positions.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

ETF PROFILE--VANGUARD EXTENDED DURATION TREASURY ETF


The following profile summarizes key features of Vanguard Extended Duration Treasury ETF, an exchange-traded class of shares issued by Vanguard Extended Duration Treasury Index Fund.



Investment Objective
The Fund seeks to track the performance of an index of extended-duration zero-coupon U.S. Treasury securities.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index. This Index includes zero-coupon U.S. Treasury securities (Treasury STRIPS) with maturities ranging from 20 to 30 years. A Treasury STRIP represents a single coupon payment, or a single principal payment, from a U.S. Treasury security that has been "stripped" into separately tradable components.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors, including duration and other characteristics. All of the Fund's investments will be selected through the sampling process, and at least 80% of the Fund's assets will be invested in U.S. Treasury securities held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 20 and 30 years. For additional information on the Fund's investment strategies, please see More on the Fund and ETF Shares.



Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:


- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.

- Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

- Extended Duration Treasury ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Extended Duration Treasury ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Extended Duration Treasury ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

- Although Extended Duration Treasury ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

- Trading of Extended Duration Treasury ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Extended Duration Treasury ETF Shares are delisted from NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The Fund has not been in operation long enough to report a full calendar-year return. The Financial Highlights section provides detailed information on the Fund's fiscal-year return.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Extended Duration Treasury Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                 None
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                      None
-----------------------------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                                             $50/1/
-----------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                      0.01%
-----------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                   None
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.13%
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     0.14%
-----------------------------------------------------------------------------------------------------------------------------
1 If a Creation Unit is purchased or redeemed with a nonconforming basket, an additional fee may apply.
  An investor buying or selling Extended Duration Treasury ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker.


The following example is intended to help retail investors compare the cost of investing in Extended Duration Treasury ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Extended Duration Treasury ETF. This example assumes that Extended Duration Treasury ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Extended Duration Treasury ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$14           $45           $79           $179
--------------------------------------------------------



The value of an Extended Duration Treasury ETF Creation Unit as of August 31, 2008, was approximately $4.9 million. Assuming an investment of $4.9 million, payment of the standard $50 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total costs of holding an Extended Duration Treasury ETF Creation Unit would be $7,027 if the Creation Unit were redeemed after one year and $22,121 if redeemed after three years.

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 Plain Talk About Fund Expenses

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Extended Duration Treasury ETF Shares' expense ratio in fiscal year 2008 was 0.14%, or $1.40 per $1,000 of average net assets. Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Additional Information
As of August 31, 2008
------------------------------------------------------------------------------------------------------
Net Assets (all share classes of       $263 million
Vanguard Extended Duration
Treasury Index Fund)
------------------------------------------------------------------------------------------------------
Investment Advisor                     The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------------
Dividends and Capital Gains            Dividends are distributed quarterly in March, June,
                                       September, and December; capital gains, if any, are
                                       distributed annually in December.
------------------------------------------------------------------------------------------------------
Inception Date                         December 6, 2007
------------------------------------------------------------------------------------------------------
Number of Extended Duration Treasury   50,000
ETF Shares in a Creation Unit
------------------------------------------------------------------------------------------------------
Vanguard Fund Number                   930
------------------------------------------------------------------------------------------------------
CUSIP Number                           921910709
------------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol                EDV
------------------------------------------------------------------------------------------------------

INVESTING IN VANGUARD ETF(TM) SHARES



What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. This prospectus describes Extended Duration Treasury ETF, a class of shares issued by Vanguard Extended Duration Treasury Index Fund. In addition to ETF Shares, the Fund offers two conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at an NAV typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


How Do I Buy and Sell Vanguard ETF Shares?
Vanguard funds issue and redeem ETF Shares only in large blocks of shares known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must trade through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.

Investors who cannot afford to purchase a Creation Unit can purchase ETF Shares on the secondary market through a broker. Investors wishing to sell less than a Creation Unit-size number of ETF Shares similarly can do so through a broker. For information about buying or selling ETF Shares through a secondary-market transaction, please contact your broker.


When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares, and receive less than NAV when you sell those shares.


MORE ON THE FUND AND ETF SHARES


The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in U.S. Treasury securities that are part of the target index may be changed only upon 60 days' notice to shareholders.

Market Exposure


--------------------------------------------------------------------------------
 Plain Talk About Treasury STRIPS

 A Treasury STRIP represents a single coupon payment, or a single principal payment, on a U.S. Treasury security that has been "stripped" into separately tradable components. For example, a newly issued 10-year U.S. Treasury note can be divided into 20 semiannual coupon payments (coupon STRIPS) and a single principal payment (principal STRIP). Treasury STRIPS are obligations of the U.S. Treasury and are backed by the full faith and credit of the United States.

 Treasury STRIPS are sometimes called zero-coupon securities because the only time an investor receives payment is at maturity. Consequently, these securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. Treasury STRIPS are popular with pension funds and insurance companies because these securities have known cash values at maturity, which enables investors to closely match their liabilities with guaranteed payments from the U.S. Treasury. Because Treasury STRIPS do not pay interest, they are issued and sold at a discount to face value.

 Because Treasury STRIPS do not pay income and are purchased at an "original issue discount," the Fund may be required to distribute to shareholders income dividends that exceed the cash the Fund receives on its portfolio holdings. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income-dividend distribution requirements.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be extremely high for the Fund because it invests mainly in zero-coupon long-term bonds, which have prices that are very sensitive to interest rate changes. Because the Fund invests mainly in Treasury STRIPS with maturities ranging from 20 to 30 years, rising interest rates may cause the value of the Fund's investments to decline significantly.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of four noncallable bonds of different maturities, each with a market value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond


                               After a 1%  After a 1%  After a 2%    After a 2%
Type of Bond (Maturity)          Increase    Decrease    Increase      Decrease
-------------------------------------------------------------------------------
Short-Term (2.5 years)/1/            $977      $1,024        $955        $1,048
-------------------------------------------------------------------------------
Intermediate-Term (10 years)/1/       926       1,082         858         1,172
-------------------------------------------------------------------------------
Long-Term (20 years)/1/               884       1,137         786         1,299
-------------------------------------------------------------------------------
Long-Term Zero-Coupon (20 years)      824       1,215         679         1,479
-------------------------------------------------------------------------------
1 Assuming a 5% coupon.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.


--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


Changes in interest rates can affect bond income as well as bond prices.

--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of its Index. Index sampling risk for the Fund should be low.


Security Selection


Index sampling strategy. Because it could be very expensive and inefficient to buy and sell all securities held in its target index--which is an indexing strategy called "replication"--the Fund uses index "sampling" techniques to select securities. Using sophisticated computer programs, the Fund selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, and quality of the underlying bonds. Because the Fund does not hold all issues in its target index, some of the issues that are held will likely be overweighted (or underweighted) compared with the target index.


Types of bonds. The Fund's target index is the Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index. This index includes Treasury STRIPS with maturities ranging from 20 to 30 years. The index held 48 Treasury STRIPS as of August 31, 2008.



Other Investment Policies and Risks
The Fund will invest at least 80% of its assets in the U.S. Treasury securities held in its target index.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure a market segment similar to the current index.

[FLAG]
The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Fund. In particular, derivatives will be used only where they may help the advisor:


- Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

- Add value when these instruments are attractively priced; or

- Adjust sensitivity to changes in interest rates.


The Fund's derivative investments may include fixed income futures contracts, fixed income options, total return swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.



--------------------------------------------------------------------------------
 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

Cash Management
The Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.



Special Risks of Exchange-Traded Shares

[FLAG]
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.


[FLAG]
The market price of ETF Shares may differ from NAV. Vanguard ETF Shares are listed for trading on a national securities exchange and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.



The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.

The following table shows the number of times the Fund's ETF Shares traded at a premium or discount to NAV as well as the size of the premium or discount.



Premium/Discount Information as of the Most Recent Calendar Quarter Ended
September 30, 2008
                             Market Price Above or Equal
                             to NAV                               Market Price Below NAV
------------------------------------------------------------------------------------------------
Basis Point Differential/1/    Number         Percentage of        Number        Percentage of
                              of Days            Total Days       of Days           Total Days
------------------------------------------------------------------------------------------------
Vanguard Extended Duration Treasury ETF  (Beginning December 6, 2007)
------------------------------------------------------------------------------------------------
0-24.9                             35                 16.99%           36                17.48%
------------------------------------------------------------------------------------------------
25-49.9                            21                 10.19            22                10.68
------------------------------------------------------------------------------------------------
50-74.9                             7                  3.40            14                 6.80
------------------------------------------------------------------------------------------------
75-100                              7                  3.40            13                 6.31
------------------------------------------------------------------------------------------------
>100                               14                  6.80            37                17.95
------------------------------------------------------------------------------------------------
Total                              84                 40.78%          122                59.22%
------------------------------------------------------------------------------------------------
1 One basis point equals 1/100 of a percentage point.



The following table shows the cumulative (not annual) total returns of the Fund's ETF Shares, based on the shares' NAV and market price, and of the Fund's target index. Please note that the performance shown is for less than a calendar year.



Cumulative Total Returns as of the Most Recent Calendar Quarter Ended
September 30, 2008
                                                                                Since
                                                                            Inception/1/
--------------------------------------------------------------------------------------
Vanguard Extended Duration Treasury ETF
--------------------------------------------------------------------------------------
Return Based on NAV                                                              5.28%
--------------------------------------------------------------------------------------
Return Based on Market Price                                                     4.98
--------------------------------------------------------------------------------------
Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index/2/
(reflects no deduction for fees, expenses, or taxes)                             6.64%
--------------------------------------------------------------------------------------
1 Since-inception returns are from December 6, 2007--the inception date of the ETF
  Shares--through September 30, 2008.
2 Barclays Capital U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index was previously known as Lehman Brothers U.S. Treasury STRIPS 20-30 Year Equal Par Bond Index.



Note: Vanguard's website will show the prior day's closing NAV and closing market price for the Fund's ETF Shares. The website also will disclose how frequently the Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

[FLAG]
An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained.


[FLAG]
Trading may be halted. Trading of Vanguard ETF Shares on a national securities exchange will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange, or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


Note: If trading of ETF Shares on the listing exchange is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from the issuing Fund and redeem such units with the Fund.


Purchasing Vanguard ETF Shares From the Issuing Fund
You can purchase ETF Shares from the issuing Fund if you meet the following criteria and comply with the following procedures:


- Eligible Investors. To purchase ETF Shares from the Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

- Creation Units. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is 50,000. The Fund will not issue fractional Creation Units.


- In-Kind Creation Basket. To purchase a Creation Unit-size block of ETF Shares, you must deposit with the issuing Fund a basket of securities. Each business day, after the close of trading on NYSE Arca, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in the next business day's creation basket (each, a Deposit Security). The Fund reserves the right to permit or require purchasers to tender a nonconforming creation basket, including a basket that contains cash in lieu of any Deposit Security.

- Purchase Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Purchase Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the Deposit Securities. The Purchase Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's

Purchase Balancing Amount. You also must pay a transaction fee in cash. The Purchase Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

- Placement and Timing of Purchase Orders. A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

- Transaction Fee on Purchase of Creation Units. The Fund imposes a transaction fee in the amount of $50 on each purchase of Creation Units, regardless of the number of units purchased. Investors permitted to tender a nonconforming creation basket for the Fund may be subject to an additional charge commensurate with the cost to the Fund. The transaction fee (paid to the Fund, not to Vanguard or a third party) protects existing shareholders of the Fund from the costs associated with issuing Creation Units.


Redeeming Vanguard ETF Shares With the Issuing Fund

The redemption process is essentially the reverse of the purchase process.


- Eligible Investors. To redeem ETF Shares with the Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

- Creation Units. To redeem ETF Shares with the Fund, you must tender the shares in Creation Unit-size blocks.

- In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities (Redemption Securities). In most cases, the Redemption Securities you receive will be the same as the Deposit Securities required of investors purchasing Creation Units on the same day. There will be times, however, when the Deposit and Redemption Securities differ. The name and number of the Redemption Securities in the redemption basket will be available on the NSCC bulletin board. The Fund reserves the right to deliver a nonconforming redemption basket.

- Redemption Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the Redemption Securities, you will either receive from or pay to the Fund a Redemption Balancing Amount in cash. If you are due to receive a Redemption Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

- Placement and Timing of Redemption Orders. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date (generally 4 p.m., Eastern time), and if all other procedures set forth in the Participation Agreement are followed.

- Transaction Fee on Redemption of Creation Units. The Fund imposes a transaction fee in the amount of $50 on each redemption of Creation Units, regardless of the number of units redeemed. As with the transaction fee on purchases, the transaction fee on redemptions (paid to the Fund, not to Vanguard or a third party) protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.



Purchasing and Selling Vanguard ETF Shares on the Secondary Market
You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.


Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the issuing fund imposes transaction fees on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.



Portfolio Holdings
We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Precautionary Notes
A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.


A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.


Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.


A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A. (For this reason, Vanguard ETFs do not intend to include 144A securities in their redemption baskets.)

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.


A note on unusual circumstances: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.


Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows the turnover rate for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for long-term bond funds was approximately 159%, as reported by Morningstar, Inc., on August 31, 2008.


--------------------------------------------------------------------------------
 Plain Talk About Turnover Rate

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markup and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
 Plain Talk/(R)/ About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended February 28.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

The managers primarily responsible for the day-to-day management of the Fund are:


Kenneth E. Volpert, CFA, Principal of Vanguard and head of Vanguard's Taxable Bond Group. He has managed investment portfolios since 1982; has been with Vanguard since 1992; and has co-managed the Fund since its inception. Education:
B.S., University of Illinois; M.B.A., University of Chicago.

Gregory Davis, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management for Vanguard since 1999; has managed investment portfolios since 2000; and has co-managed the Fund since its inception. Education: B.S., The Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.


The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed quarterly; capital gains distributions generally occur annually in December. Because of the "original issue discount" on zero-coupon securities, the Fund may be required to distribute income dividends to shareholders that exceed the cash received by the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as capital gains from the fund's sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in the Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service (either the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the Depository Trust Company). If a reinvestment service is available and used, distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors would receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.



Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

- Distributions are taxable to you, whether or not you reinvest these amounts in additional ETF Shares.

- "Original issue discount" on a Treasury STRIP is generally treated as interest, whether or not cash is actually received by the Fund.

- Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned ETF Shares.


- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.


- A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

Note: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


Daily Pricing


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class.


Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks.


Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When the fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).


Fair value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.


Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the ETF Shares' financial performance for the period shown, and certain information reflects financial results for a single ETF Share. The total returns in the table represent the rate that an investor would have earned or lost during the period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The ETF Shares began the fiscal period ended August 31, 2008, with a net asset value (price) of $97.78 per share. During the period, each ETF Share earned $3.166 from investment income (interest). There was a decline of $0.983 per share in the value of investments held or sold by the Fund, resulting in a net gain of $2.183 per share from investment operations.

 Shareholders received $1.853 per share in the form of dividend distributions.

 The share price at the end of the period was $98.11, reflecting earnings of $2.183 per share and distributions of $1.853 per share. This was an increase of $0.33 per share (from $97.78 at the beginning of the period to $98.11 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.29% for the period.

 As of August 31, 2008, the ETF Shares had approximately $5 million in net assets. For the period, the annualized expense ratio was 0.14% ($1.40 per $1,000 of net assets), and the annualized net investment income amounted to 4.52% of average net assets. The Fund sold and replaced securities valued at 36% of its net assets.
--------------------------------------------------------------------------------

Extended Duration Treasury ETF

                                                                       December 6, 2007/1/ to
                                                                              August 31, 2008
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $97.78
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------
Net Investment Income                                                                   3.166/2/
------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments/3/                               (.983)
------------------------------------------------------------------------------------------------
Total from Investment Operations                                                        2.183
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                                   (1.853)
------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                                  --
------------------------------------------------------------------------------------------------
Total Distributions                                                                    (1.853)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $98.11
================================================================================================
TOTAL RETURN                                                                            2.29%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                                       $5
------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                                           0.14%/4/
------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                                    4.52%/4/
------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                                          36%
================================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increase from purchase fees of $0.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.



CFA/(R)/ is a trademark owned by CFA Institute. Vanguard Extended Duration Treasury ETF is not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard Extended Duration Treasury ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard Extended Duration Treasury ETF particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital's only relationship to Vanguard and Vanguard Extended Duration Treasury ETF is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or Vanguard Extended Duration Treasury ETF. Barclays Capital is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of Vanguard Extended Duration Treasury ETF to be issued. Source of index data: Barclays Capital Global Family of Indices. Copyright 2008, Barclays Capital. All rights reserved. S&P 500/(R)/ is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.


Bid-Asked Spread. The difference between what a buyer is willing to bid (pay) for a security and the seller's asking (offer) price.


Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.



Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.



Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.



Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution (plus or minus any market activity).



Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.



Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.



Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Treasury STRIPS. An acronym for "separate trading of registered interest and principal securities." Treasury STRIPS are fixed income securities sold at a significant discount to face value and offer no interest payments because they mature at par.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [SHIP LOGO  VANGUARD(R)]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Extended Duration Treasury ETF, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI for the issuing Fund provides more detailed information about the Fund's ETF Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about ETF Shares, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 866-499-8473

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-1027


(C) 2008 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2; 7,337,138
Vanguard Marketing Corporation, Distributor.

P930 122008

                                                       [SHIP LOGO  VANGUARD(R)]


VANGUARD U.S. SECTOR INDEX FUNDS PROSPECTUS

December 29, 2008


Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Fund

Vanguard Utilities Index Fund

This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2008.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


-------------------------------------------------------------------------------
Vanguard Fund Profiles             1       Financial Highlights            66
-------------------------------------------------------------------------------
 Consumer Discretionary Index      1       Investing With Vanguard         77
 Fund
-------------------------------------------------------------------------------
 Consumer Staples Index Fund       6       Purchasing Shares               77
-------------------------------------------------------------------------------
 Energy Index Fund                11       Converting Shares               80
-------------------------------------------------------------------------------
 Financials Index Fund            16       Redeeming Shares                80
-------------------------------------------------------------------------------
 Health Care Index Fund           21       Exchanging Shares               84
-------------------------------------------------------------------------------
 Industrials Index Fund           26       Frequent-Trading Limits         85
-------------------------------------------------------------------------------
 Information Technology Index     31       Other Rules You Should Know     87
 Fund
-------------------------------------------------------------------------------
 Materials Index Fund             36       Fund and Account Updates        90
-------------------------------------------------------------------------------
 Telecommunication Services       41       Contacting Vanguard             92
 Index Fund
-------------------------------------------------------------------------------
 Utilities Index Fund             46       ETF Shares                      94
-------------------------------------------------------------------------------
Investing in Index Funds          51       Glossary of Investment Terms    99
-------------------------------------------------------------------------------
More on the Funds                 53
-------------------------------------------------------------------------------
 The Funds and Vanguard           60
-------------------------------------------------------------------------------
 Investment Advisor               61
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    62
 Taxes
-------------------------------------------------------------------------------
 Share Price                      65
-------------------------------------------------------------------------------





Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
This prospectus offers the Funds' Admiral Shares, which are not available for:

.. SIMPLE IRAs and 403(b)(7) custodial accounts;

.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Each Fund issues an exchange-traded class of shares (ETF Shares), which are offered through a separate prospectus. A brief discussion of ETF Shares and how to convert into them appears on pages 94 to 98 of this prospectus.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

Fund Profile--Vanguard Consumer Discretionary Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer discretionary stocks.


Primary Investment Strategies
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Investable Market Consumer Discretionary Index, an index made up of stocks of large, medium-size, and small U.S. companies within the consumer discretionary sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of those manufacturing and service industries that tend to be the most sensitive to economic cycles. Its manufacturing segment includes the following industries: automotive, household durable goods, textiles and apparel, and leisure equipment. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing.


As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.





.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the consumer discretionary sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer discretionary sector could be adversely affected by overall economic conditions, interest rates, consumer confidence, and disposable income.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------

                    BAR CHART RANGE: -40% to 60%
                      2006         16.47
                      2007        -11.58

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -16.91%.




During the periods shown in the bar chart, the highest return for a calendar quarter was 10.41% (quarter ended December 31, 2006) and the lowest return for a quarter was -10.44% (quarter ended December 31, 2007).

Average Annual Total Returns for Periods Ended December 31, 2007


                                                                           Since
                                              1 Year                Inception/1/
Vanguard Consumer
Discretionary Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                          -11.58%                     -0.25%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions                                 -11.68                      -0.37
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                      -7.40                      -0.20
Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market
Consumer Discretionary Index
(reflects no deduction for                   -11.43%                     -0.04%
fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from July 14, 2005--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                              None
--------------------------------------------------------------------------------
Purchase Fee                                                          None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                   None
--------------------------------------------------------------------------------
Redemption Fee                                                        2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                   0.24%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                               0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $257.2 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  July 14, 2005
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          CoDilxAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5483
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A868
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VCDAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Consumer Staples Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer staples stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Consumer Staples Index, an index made up of stocks of large, medium-size, and small U.S. companies within the consumer staples sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco, as well as producers of nondurable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer supercenters.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the consumer staples sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer staples sector could be adversely affected by consumer tastes, government regulation, marketing, and consumer confidence.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------

                      BAR CHART RANGE: -40% to 60%
                        2005            3.90%
                        2006           15.77
                        2007           12.87

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -4.40%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.55% (quarter ended September 30, 2006), and the lowest return for a quarter was -5.36% (quarter ended June 30, 2008).





Average Annual Total Returns for Periods Ended December 31, 2007


                                                                          Since
                                             1 Year                Inception/1/
Vanguard Consumer Staples
Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                           12.87%                     10.73%
-------------------------------------------------------------------------------
Return After Taxes on                          12.60                     10.44
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                       8.72                       9.25
Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market
Consumer Staples Index
(reflects no deduction                        13.92%                     10.77%
for fees, expenses, or
taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from January 30, 2004--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
--------------------------------------------------------------------------------
Purchase Fee                                                    None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
--------------------------------------------------------------------------------
Redemption Fee                                                  2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                             0.14%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                  0.14%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                         0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $536.1 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  January 30, 2004
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          CoStlxAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5484
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A850
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VCSAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Energy Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of energy stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Energy Index, an index made up of stocks of large, medium-size, and small U.S. companies within the energy sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services (such as seismic data collection); or companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the energy sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The energy sector could be adversely affected by geopolitical events, government regulation, supply and demand of energy fuels, economic cycles and fuel prices.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------

                       BAR CHART RANGE: -40% to 60%
                        2005                 38.97%
                        2006                 18.96
                        2007                 34.81

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -17.32%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 21.57% (quarter ended September 30, 2005), and the lowest return for a quarter was -27.64% (quarter ended September 30, 2008).





Average Annual Total Returns for Periods Ended December 31, 2007


                                                                           Since
                                              1 Year                Inception/1/
Vanguard Energy Index
Fund
-------------------------------------------------------------------------------
Return Before Taxes                           34.81%                     28.57%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions                                  34.65                     28.38
-------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                            22.84                      25.10
-------------------------------------------------------------------------------
MSCI US Investable Market Energy Index
(reflects no deduction
for fees, expenses, or                        34.42%                     28.05%
taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from October 7, 2004--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.




Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None
--------------------------------------------------------------------------------
Purchase Fee                                                       None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None
--------------------------------------------------------------------------------
Redemption Fee                                                     2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                0.25%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None

--------------------------------------------------------------------------------
Other Expenses                                                     0.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                            0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $993.1 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
 -----------------------------------------------------------------------------------------------
Inception Date                  October 7, 2004
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          EnergyAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5480
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A843
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VENAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Financials Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of financial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Financials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the financials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate (including REITs).

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the financials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The financials sector could be adversely affected by government regulation, interest rates, cost of capital funds, credit losses, and financial markets.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------

                     BAR CHART RANGE: -40% to 60%
                         2005          6.04%
                         2006         19.21
                         2007        -17.47

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -23.77%.






During the periods shown in the bar chart, the highest return for a calendar quarter was 7.17% (quarter ended September 30, 2006), and the lowest return for a quarter was -16.49% (quarter ended June 30, 2008).

         Average Annual Total Returns for Periods Ended December 31, 2007

                                                                          Since
                                          1 Year                   Inception/1/
Vanguard Financials
Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                      -17.47%                          3.72%
-------------------------------------------------------------------------------
Return After Taxes on                     -17.81                           3.33
Distributions
-------------------------------------------------------------------------------
Return After Taxes on                    -10.92                            3.14
Distributions and Sale
of Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market Financials Index
(reflects no deduction                   -17.34%                           3.93
for fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from February 4, 2004--the inception date of the Admiral Shares--through December 31, 2007.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Purchase Fee                                                             None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                         None
--------------------------------------------------------------------------------
Redemption Fee                                                             2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                       0.23%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                     None
--------------------------------------------------------------------------------
Other Expenses                                                             0.05%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                                    0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $732.7 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  February 4, 2004
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          FinlxdAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5486
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A835
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VFAIX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Health Care Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Health Care Index, an index made up of stocks of large, medium-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of two main industry groups. The first group includes companies that manufacture health care equipment and supplies or provide health care-related services (such as distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations). The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the health care sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The health care sector could be adversely affected by patent protection, government regulation, research and development costs, litigation, and competitive forces.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------

                    BAR CHART RANGE: -40% to 60%
                       2005            8.21%
                       2006            6.58
                       2007            7.75

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -11.35%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 8.26% (quarter ended September 30, 2006), and the lowest return for a quarter was -11.45% (quarter ended March 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2007


                                                                         Since
                                             1 Year                Inception/1/
Vanguard Health Care
Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                           7.75%                      5.60%
-------------------------------------------------------------------------------
Return After Taxes on                          7.55                      5.46
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                      5.32                      4.80
Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market Health Care Index
(reflects no deduction
for fees, expenses, or                        7.99%                        5.87%
taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from February 5, 2004--the inception date of the Admiral Shares--through December 31, 2007.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None
--------------------------------------------------------------------------------
Purchase Fee                                                       None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None
--------------------------------------------------------------------------------
Redemption Fee                                                     2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                0.24%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None
 -------------------------------------------------------------------------------
Other Expenses                                                     0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                            0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $750.3 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  February 5, 2004
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          HltClxAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5485
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A827
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VHCIX
-----------------------------------------------------------------------------------------------


Fund Profile--Vanguard Industrials Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of industrial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Industrials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the industrial sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods (including aerospace and defense; construction, engineering, and building products; electrical equipment; and industrial machinery); the provision of commercial services and supplies (including printing, employment, environmental, and office services); or the provision of transportation services (including airlines, couriers, marine, road, and rail services, and transportation infrastructure).

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the industrials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The Industrials sector could be adversely affected by government regulation, world events and economic conditions, insurance costs, and labor relations.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's Admiral Shares in their first full calendar year. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Return--Admiral Shares/1/
-------------------------------------------------------------------------------
                    BAR CHART RANGE: -40% to 60%
                           2007        13.46
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -10.15%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 10.46% (quarter ended June 30, 2007), and the lowest return for a quarter was -10.15% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2007

                                                                          Since
                                                                      Inception
                                               1 Year                       /1/
Vanguard Industrials Index
Fund
-------------------------------------------------------------------------------
Return Before Taxes                            13.46%                      7.61
-------------------------------------------------------------------------------
Return After Taxes on                           13.24                      7.37
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                        9.05                      6.48
Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market Industrials Index
(reflects no deduction for                     13.40%                     7.70%
fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from May 8, 2006--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
------------------------------------------------------------------------------
Purchase Fee                                                  None  /1/
------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
------------------------------------------------------------------------------
Redemption Fee                                                2%/2/
------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------------
Management Expenses                                           0.25%
------------------------------------------------------------------------------
12b-1 Distribution Fee                                        None
------------------------------------------------------------------------------
Other Expenses                                                0.03%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                       0.28
------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $357.5  million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  May 8, 2006
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          IndustAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5482
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A819
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VINAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Information Technology Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Information Technology Index, an index made up of stocks of large, medium-size, and small U.S. companies within the information technology sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in the following three general areas: technology software and services, including companies that primarily develop software in various fields (such as the Internet, applications, systems, databases, management, and/or home entertainment) and companies that provide information technology consulting and services, data processing, and outsourced services; technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment, and related instruments; and semiconductors and semiconductor equipment manufacturers.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the information technology sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The information technology sector could be adversely affected by overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
                        BAR CHART RANGE: -40% to 60%
                             2005             2.85%
                             2006             8.93
                             2007            14.93

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -22.91%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.84% (quarter ended June 30, 2007), and the lowest return for a quarter was -15.32% (quarter ended March 31, 2008).





Average Annual Total Returns for Periods Ended December 31, 2007

                                                                        Since
                                                                    Inception
                                              1 Year                      /1/
Vanguard Information
Technology Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                            14.93%                     8.14%
-------------------------------------------------------------------------------
Return After Taxes on                           14.89                      8.06
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                        9.77                      7.01
Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market
Information Technology Index
(reflects no deduction for                     15.13%                     8.36%
fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from March 25, 2004--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
--------------------------------------------------------------------------------
Purchase Fee                                                  None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
--------------------------------------------------------------------------------
Redemption Fee                                                2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                           0.25%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                0.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                       0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.




The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------





This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $522.7 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  March 25, 2004
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          InfTecAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5487
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A793
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VITAX
-----------------------------------------------------------------------------------------------


Fund Profile--Vanguard Materials Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of materials stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Materials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the materials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in a wide range of commodity-related manufacturing industries. Included within this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, as well as metals, minerals, and mining companies, including producers of steel.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the materials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The materials sector could be adversely affected by commodity prices, government regulation, interest rates, resource availability, and economic cycles.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------

                        BAR CHART RANGE: -40% to 60%
                           2005         3.67%
                           2006        19.46
                           2007        26.36
-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -22.22%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 12.40% (quarter ended December 31, 2006), and the lowest return for a quarter was -23.90% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2007

                                                                          Since
                                                                      Inception
                                               1 Year                       /1/
Vanguard Materials Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                            26.36%                    16.69%
-------------------------------------------------------------------------------
Return After Taxes on                           26.09                     16.41
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of Fund Shares           17.49                     14.55
-------------------------------------------------------------------------------
MSCI US Investable Market Materials Index
(reflects no deduction
for fees, expenses, or taxes)                  26.47%                     16.93%
-------------------------------------------------------------------------------
1 Since-inception returns are from February 11, 2004--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None
--------------------------------------------------------------------------------
Purchase Fee                                                       None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None
--------------------------------------------------------------------------------
Redemption Fee                                                     2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                0.25%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None
--------------------------------------------------------------------------------
Other Expenses                                                     0.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                            0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $471.7 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  February 11, 2004
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          MatrlxAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5481
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A785
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VMIAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Telecommunication Services Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of telecommunication services stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Telecommunication Services Index, an index made up of stocks of large, medium-size, and small U.S. companies within the telecommunication services sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies that provide communication services primarily through fixed-line, cellular, wireless, high-bandwidth, and/or fiber-optic cable networks.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the telecommunication services sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The telecommunication services sector could be adversely affected by overall economic conditions, supply and demand, competition, and government regulation.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------

                     BAR CHART RANGE: -40% to 60%
                          2006   36.65%
                          2007    5.44

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -29.20%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 14.83% (quarter ended March 31, 2006), and the lowest return for a quarter was -17.88% (quarter ended March 31, 2008).


Average Annual Total Returns for Periods Ended December 31, 2007


                                                                           Since
                                              1 Year                Inception/1/
Vanguard Telecommunication
Services Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                             5.44%                    16.49%
-------------------------------------------------------------------------------
Return After Taxes on                            5.03                     16.08
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                        4.07                     14.23
Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market
Telecommunication Services Index
(reflects no deduction for                     10.48%                    17.01%
fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from March 11, 2005--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.




Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               0.20%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    0.08%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                           0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $161.5 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Distributed annually in December
-----------------------------------------------------------------------------------------------
Inception Date                  March 11, 2005
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          TelComAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5488
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A777
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VTCAX
-----------------------------------------------------------------------------------------------

Fund Profile--Vanguard Utilities Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of utilities stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Utilities Index, an index made up of stocks of large, medium-size, and small U.S. companies within the utilities sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of electric, gas, and water utility companies, as well as companies that operate as independent producers and/or distributors of power. The sector includes both nuclear and nonnuclear facilities.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the utilities sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The utilities sector could be adversely affected by deregulation, government spending, and supply and demand of fuels.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--Admiral Shares/1/
-------------------------------------------------------------------------------
                      BAR CHART RANGE: -40% to 60%
                          2005      14.72%
                          2006      21.54
                          2007      17.08

-------------------------------------------------------------------------------
1 The year-to-date return as of the most recent calendar quarter, which ended
 September 30, 2008, was -19.85%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 9.44% (quarter ended December 31, 2006), and the lowest return for a quarter was -17.44% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2007

                                                                        Since
                                              1 Year                Inception/1/
Vanguard Utilities Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                            17.08%                    20.19%
-------------------------------------------------------------------------------
Return After Taxes on                           16.63                     19.65
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                       11.65                     17.59
Fund Shares
-------------------------------------------------------------------------------
MSCI US Investable Market Utilities Index
(reflects no deduction for                     17.50%                    20.50%
fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from April 28, 2004--the inception date of the Admiral Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                       None
--------------------------------------------------------------------------------
Purchase Fee                                                   None/1/
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends            None
--------------------------------------------------------------------------------
Redemption Fee                                                 2%/2/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                            0.24%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                 0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                        0.28%
--------------------------------------------------------------------------------

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies to shares redeemed within one year of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or if your shares are redeemed because your Fund account balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

3 The Total Annual Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$29           $90           $157          $356
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------
Net Assets (all share classes)  $479.8 million
-----------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are distributed quarterly in March, June,
                                September, and December; capital gains, if any, are
                                distributed annually in December.
-----------------------------------------------------------------------------------------------
Inception Date                  April 28, 2004
-----------------------------------------------------------------------------------------------
Suitable for IRAs               Yes
-----------------------------------------------------------------------------------------------
Minimum Initial Investment      $100,000
-----------------------------------------------------------------------------------------------
Newspaper Abbreviation          UtillxAd
-----------------------------------------------------------------------------------------------
Vanguard Fund Number            5489
-----------------------------------------------------------------------------------------------
CUSIP Number                    92204A769
-----------------------------------------------------------------------------------------------
Ticker Symbol                   VUIAX
-----------------------------------------------------------------------------------------------

Investing in Index Funds


What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specialized market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market or portion of a market. There are many types of stock indexes. Some represent entire markets--such as the U.S. stock market or the European stock market. Other stock indexes cover market segments, usually defined by market capitalization (e.g., small-capitalization stocks), investment style (e.g., growth stocks), or industry groupings (e.g., health care stocks).



What are the Vanguard U.S. Sector Index Funds?
The Vanguard U.S. Sector Index Funds are a group of ten index funds that seek to track the performance of the following distinct components--or "sectors"--of the U.S. economy:


Consumer Discretionary    Industrials
------------------------------------------------------
Consumer Staples          Information Technology
------------------------------------------------------
Energy                    Materials
------------------------------------------------------
Financials                Telecommunication Services
------------------------------------------------------
Health Care               Utilities
------------------------------------------------------




For their benchmarks, the Funds use ten sector indexes licensed to Vanguard by MSCI. Each of these indexes measures the performance of a separate group of industries, as classified under the Global Industry Classification Standard
(GICS). Together, the Funds' target indexes make up the MSCI US Investable Market 2500 Index, a broad market index covering companies and industries across the entire U.S. economy.


What indexing strategies do the Vanguard U.S. Sector Index Funds use?
Each Fund may use either of two distinct indexing strategies: replication or sampling.


Index Replication. Whenever practicable, a Fund will attempt to "replicate" its target index by holding all stocks represented in its index in approximately the same proportions as the stocks' respective weightings in the index.


Index Sampling. When replication is not practicable, a Fund has the flexibility to use a secondary indexing strategy: It can "sample" its target index by holding all stocks represented in its index, but in proportions that vary from the stocks' respective weightings in the index. When sampling its target index, a Fund will attempt to hold securities that, in the aggregate, approximate the target index in terms of key characteristics such as price/earnings ratio, earnings growth, and dividend yield.

A Fund typically will use this type of index sampling only if regulatory constraints or other considerations prevent it from using index replication. For example, a fund may use index sampling in order to comply with Internal Revenue Code (IRC) diversification limits on the amount of assets that a regulated investment company may invest in the securities of a single company or group of companies. If a Fund's target index includes proportions of certain stocks that exceed the IRC limits, index replication is not possible.



How closely will the Vanguard U.S. Sector Index Funds track their target indexes?
Funds using index replication can be expected to track the performance of their target indexes relatively closely. When sampling their target indexes, however, the Funds may experience a greater degree of "tracking error"--performance that lags or exceeds that of the target index. Tracking differences may be particularly wide if regulatory constraints--such as the IRC limits previously described above--inhibit a Fund's ability to approximate key characteristics of the target index.

In addition, it should be noted that, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. When considering an investment in sector mutual funds, you should be aware that daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Market Exposure
The Funds invest mainly in common stocks of companies within designated market sectors. As a result, the Funds are subject to certain risks.


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because each Fund seeks to track its target index, the Fund may underperform the overall stock market.



[FLAG] Each Fund is subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because each Fund invests all, or substantially all, of its assets in a specific sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

A variety of circumstances and events can affect the overall performance of a given market sector. In addition, a sector's sensitivity to specific factors tends to change over time, so it is impossible to identify in advance the exact circumstances and events that will be most important to the future performance of that sector. Examples of factors that have proven important to the past performance of each Fund's targeted market sector are shown in the following table.

Sectors and Key Past Performance Factors
------------------------------------------------------------------------------------------------------
Consumer Discretionary Sector:
Overall economic conditions, interest rates, consumer confidence, and disposable income.
------------------------------------------------------------------------------------------------------
Consumer Staples Sector:
Consumer tastes, government regulation, marketing, and consumer confidence.
------------------------------------------------------------------------------------------------------
Energy Sector:
Geopolitical events, government regulation, supply of and demand for energy fuels, economic cycles, and fuel prices.
------------------------------------------------------------------------------------------------------
Financials Sector:
Government regulation, interest rates, cost of capital funds, credit losses, and financial markets.
------------------------------------------------------------------------------------------------------
Health Care Sector:
Patent protection, government regulation, research and development costs, litigation, and competitive forces.
------------------------------------------------------------------------------------------------------
Industrials Sector:
Government regulation, world events and economic conditions, insurance costs, and labor relations.
------------------------------------------------------------------------------------------------------
Information Technology Sector:
Overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.
------------------------------------------------------------------------------------------------------
Materials Sector:
Commodity prices, government regulation, interest rates, resource availability, and economic cycles.
------------------------------------------------------------------------------------------------------
Telecommunication Services Sector:
Overall economic conditions, supply and demand, competition, and government regulation.
------------------------------------------------------------------------------------------------------
Utilities Sector:
Deregulation, government spending, and supply of and demand for fuels.
------------------------------------------------------------------------------------------------------

Each Fund invests across large-, mid-, and small-capitalization stocks, depending on the composition of its target index. The chart that follows provides a market capitalization breakdown for each Index as of August 31, 2008. For purposes of this chart, we have used market-capitalization ranges determined by Frank Russell Company. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of large-, mid-, and small-cap, even among Vanguard fund advisors.




                               Large-Cap               Mid-Cap        Small-Cap
Target Index              >$16.2 billion  $1.8 - $16.2 billion    <$1.8 billion
-------------------------------------------------------------------------------
Consumer Discretionary              44.4%                44.9%           10.8%
-------------------------------------------------------------------------------
Consumer Staples                    82.8                  14.9            2.3
-------------------------------------------------------------------------------
Energy                              77.3                  19.5            3.1
-------------------------------------------------------------------------------
Financials                          59.8                  31.5            8.8
-------------------------------------------------------------------------------
Health Care                         73.3                  20.0            6.7
-------------------------------------------------------------------------------
Industrials                         59.6                  31.7            8.8
-------------------------------------------------------------------------------
Information Technology              70.3                  22.5            7.2
-------------------------------------------------------------------------------
Materials                           51.6                  41.1            7.3
-------------------------------------------------------------------------------
Telecommunication                   81.0                  16.4            2.6
Services
-------------------------------------------------------------------------------
Utilities                           42.1                  53.2            4.6
-------------------------------------------------------------------------------





Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market sector. Whenever practicable, each Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index and in approximately the same proportions.


LOGO
To the extent that each Fund samples its benchmark index, it is subject to index sampling risk, which is the chance that the securities held by the Fund will not provide investment performance closely tracking that of the Index.

Each Fund may also sample its index by holding stocks that, in the aggregate, are intended to approximate the target index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the index.

The following table shows the number of stocks in each Fund's target index as of August 31, 2008, along with the percentage of each index represented by its top ten holdings as of the same date.




                                                            Percentage of Index
                                         Number of Stocks           Holdings in
Fund                                      in Target Index         Top 10 Stocks
-------------------------------------------------------------------------------
Vanguard Consumer Discretionary Index                 408                35.2%
Fund
-------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund                  109                61.9
-------------------------------------------------------------------------------
Vanguard Energy Index Fund                            167                59.1
-------------------------------------------------------------------------------
Vanguard Financials Index Fund                        500                35.2
-------------------------------------------------------------------------------
Vanguard Health Care Index Fund                       284                47.2
-------------------------------------------------------------------------------
Vanguard Industrials Index Fund                       357                40.6
-------------------------------------------------------------------------------
Vanguard Information Technology Index                 406                54.6
Fund
-------------------------------------------------------------------------------
Vanguard Materials Index Fund                         118                51.6
-------------------------------------------------------------------------------
Vanguard Telecommunication Services                    46                64.8
Index Fund
-------------------------------------------------------------------------------
Vanguard Utilities Index Fund                          86                45.1
-------------------------------------------------------------------------------







[FLAG]
Each Fund is subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock.

Each Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because each Fund tends to invest a high percentage of its assets in its ten largest holdings and in its single largest holding, nondiversification risk is high for the Funds.


[FLAG]
Each Fund is subject to investment style risk, which is the chance that returns from small- and mid-cap stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.



[FLAG]
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), an physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).

The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

The reasons for which a Fund may invest in futures and options include:

.. To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

.. To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

-------------------------------------------------------------------------------

 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.

-------------------------------------------------------------------------------



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


Redemption Fee

Each Fund charges a 2% fee on shares that you redeem before they have been held for one year. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


See the Fund Profiles and Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.


Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.

-------------------------------------------------------------------------------

 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

-------------------------------------------------------------------------------



Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The average turnover rate for domestic stock funds was approximately 92%, as reported by Morningstar, Inc., on August 31, 2008.


-------------------------------------------------------------------------------

 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

-------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

-------------------------------------------------------------------------------

 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

-------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended August 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangements, see the most recent annual report to shareholders covering the fiscal year ended August 31.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

The managers primarily responsible for the day-to-day management of the Funds are:

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the Materials Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; and has managed the Utilities Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; has managed the Financials Index, Health Care Index, and Telecommunication Services Index Funds since their inception; and has managed the Energy Index Fund since 2006. Education: B.S., The Pennsylvania State University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the Consumer Staples Index Fund since its inception. Education: B.S., Villanova University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the Consumer Discretionary Index, Industrials Index, and Information Technology Index Funds since their inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Financials and Utilities Index Funds generally are distributed quarterly in March, June, September, and December; income dividends for the Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials, Information Technology, Materials, and Telecommunication Services Index Funds generally are distributed annually in December. Capital gains distributions generally occur annually in December.

-------------------------------------------------------------------------------

 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

-------------------------------------------------------------------------------




Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

.. Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.


.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.


.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

-------------------------------------------------------------------------------

 PLAIN TALK ABOUT 'BUYING A DIVIDEND'

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

-------------------------------------------------------------------------------



General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.


Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.


When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of a security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights


The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.



-------------------------------------------------------------------------------
 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Consumer Discretionary Index Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2008 with a net asset value (price) of $31.02 per share. During the year, each Admiral Share earned $0.285 from investment income (interest and dividends). There was a decline of $6.075 per share in the value of investments held or sold by the Fund, resulting in a net decline of $5.790 per share from investment operations.

 Shareholders received $0.20 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $25.03, reflecting losses of $5.790 per share and distributions of $0.20 per share. This was a decrease of $5.99 per share (from $31.02 at the beginning of the year to $25.03 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -18.74% for the year.

 As of August 31, 2008, the Admiral Shares had approximately $0.7 million in net assets. For the year, the expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the net investment income amounted to 1.11% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

-------------------------------------------------------------------------------

Consumer Discretionary Index Fund Admiral Shares

                                                                                               July 14,
                                                             Year Ended     August  31,      2005(1) to
                                                        -------------------------------        Aug. 31,
                                                          2008         2007       2006             2005
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $31.02       $27.03     $27.75           $28.29
-------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------
Net Investment Income                                   .285(2)        .217    .245(2)          .160(2)
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments  (6.075)       4.015     (.808)           (.700)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (5.790)       4.232     (.563)           (.540)
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                     (.200)      (.242)     (.157)               --
-------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                    --          --         --               --
-------------------------------------------------------------------------------------------------------
Total Distributions                                       (.200)     (.242)      (.157)              --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $25.03      $31.02      $27.03          $27.75
-------------------------------------------------------------------------------------------------------
Total Return(3)                                         -18.74%      15.64%      -2.03%          -1.91%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $0.7         $1.0       $0.6             $0.1
-------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.25%        0.27%      0.28%         0.28%(4)
-------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     1.11%        0.84%      0.89%         0.67%(4)
-------------------------------------------------------------------------------------------------------
Turnover Rate(5)                                           12%           8%        10%              13%
-------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Consumer Staples Index Fund Admiral Shares

                                                                                                              Jan. 30, 2004(1)
                                                                                     Year Ended August 31,         to Aug. 31,
                                                 ---------------------------------------------------------
                                                     2008              2007            2006            2005               2004
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $33.22            $30.56          $27.64          $25.82             $25.00
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .634(2)              .662          .547(2)         .427(2)              .240
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)              .766             2.460           2.716           1.952               .580
on Investments
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    1.400             3.122           3.263           2.379               .820
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income               (.560)            (.462)          (.343)           (.440)                --
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains              --               --              --            (.119)                --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.560)            (.462)          (.343)           (.559)                --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $34.06            $33.22          $30.56           $27.64            $25.82
------------------------------------------------------------------------------------------------------------------------------

Total Return(3)                                     4.15%            10.30%          11.92%            9.29%             3.28%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                  $18                $9              $6              $4                 $1
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
Assets                                              0.25%             0.26%           0.28%           0.28%           0.28%(4)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                          1.88%             2.16%            1.90%          1.69%           1.51%(4)
------------------------------------------------------------------------------------------------------------------------------
Turnover Rate(5)                                      13%               12%             14%              7%                20%
------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.



Energy Index Fund Admiral Shares

                                                                                                     Oct. 7, 2004/1/
                                                                            Year Ended August 31,        to Aug. 31,
                                                      -------------------------------------------
                                                          2008              2007             2006               2005
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $50.36            $40.36           $36.29             $25.98
--------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------
Net Investment Income                                     .504           .501/2/           .46/2/          .588/2,3/
--------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                  4.246             9.944             3.96              9.833
on Investments
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         4.750            10.445             4.42             10.421
--------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                    (.450)            (.445)            (.35)             (.111)
--------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                   --               --               --                  --
--------------------------------------------------------------------------------------------------------------------

Total Distributions                                     (.450)            (.445)            (.35)             (.111)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $54.66           $50.36           $40.36              $36.29
--------------------------------------------------------------------------------------------------------------------
Total Return/4/                                          9.42%           26.03%           12.27%             40.27%

--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                      $148              $115              $83                $60
--------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets            0.25%            0.26%            0.28%             0.28/5/
--------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                0.99%            1.16%            1.20%          1.95%/3,5/
Net Assets
--------------------------------------------------------------------------------------------------------------------
Turnover Rate/6/                                           11%               15%              21%                16%
--------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $0.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August
 2005.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Financials Index Fund Admiral Shares


                                                                                    Year Ended August 31,  Feb. 4, 2004(1)
                                                              -------------------------------------------     to  Aug. 31,
                                                                2008        2007          2006        2005            2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $30.10      $29.86        $26.36      $25.35          $24.90
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        .700(2)     .770(2)       .716(2)     .660(2)            .310
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments       (9.699)        .145         3.392       1.086            .140
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (8.999)        .915         4.108       1.746            .450
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.721)      (.675)        (.608)      (.736)              --
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                         --          --            --          --              --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.721)      (.675)        (.608)      (.736)              --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $20.38      $30.10        $29.86      $26.36          $25.35
--------------------------------------------------------------------------------------------------------------------------

Total Return(3)                                              -30.36%       2.95%        15.76%       6.88%           1.81%
--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                             $81         $19            $8          $3              $1
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     0.25%       0.26%         0.28%       0.28%        0.28%(4)
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     3.06%       2.37%         2.49%       2.59%        2.38%(4)
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate(5)                                                 10%         12%            6%          6%              9%
--------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.


Health Care Index Fund Admiral Shares



                                                                                                                    Feb. 5,
                                                                                     Year Ended August 31,       2004/1 /to
                                             -------------------------------------------------------------         Aug. 31,
                                                   2008             2007             2006             2005             2004
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $29.82           $27.99           $26.92           $23.97           $25.33
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                              .345             .392          .304/2/          .274/2/             .130
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         (1.090)            1.736             .951            2.762          (1.490)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.745)            2.128            1.255            3.036          (1.360)

---------------------------------------------------------------------------------------------------------------------------
Distributions

---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.395)           (.298)           (.185)           (.086)               --
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains            --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.395)           (.298)           (.185)           (.086)               --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $28.68           $29.82           $27.99           $26.92          $23.97
---------------------------------------------------------------------------------------------------------------------------
Total Return/3/                                  -2.59%            7.65%            4.68%           12.70%           -5.37%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)               $136             $132             $108              $73              $11
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                0.25%            0.26%            0.28%            0.28%         0.28%/4/
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                                1.36%            1.42%            1.12%            1.11%         1.09%/4/
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                     8%              10%              11%               9%               8%
---------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Industrials Index Fund Admiral Shares

                                                                                                             May 8, 2006/1/
                                                                                Year Ended August 31,                    to
                                                   --------------------------------------------------              Aug. 31,
                                                                            2008                 2007                  2006
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $37.94               $30.72                $34.10
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    .576/2/              .510/2/               .164/2/
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                                  (3.816)                7.090               (3.544)
on Investments
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         (3.240)                7.600                (3.380
---------------------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                                      (.500)               (.380)                    --
---------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                                     --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.500)               (.380)                    --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $34.20               $37.94                $30.72
---------------------------------------------------------------------------------------------------------------------------

Total Return/3/                                                           -8.67%               24.90%                -9.91%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                         $11                   $4                  $0.2
---------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                              0.25%                0.26%              0.28%/4/
---------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                                  1.63%                1.46%              1.35%/4/
Net Assets
---------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                                              7%                  13%                    9%
---------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.


Information Technology Index Fund Admiral Shares


                                                                                                                  Mar. 25,
                                                                                Year Ended August 31,           2004/1 /to
                                        -------------------------------------------------------------             Aug. 31,
                                            2008             2007           2006               2005                   2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $29.95           $24.40         $23.93             $20.72                $23.40
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       .121          .110/2/        .084/2/            .351/3/                   .010
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                    (2.706)            5.500           .424              3.182                (2.690)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations         (2.585)           5.610            .508              3.533                (2.680)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income      (.085)           (.060)         (.038)             (.323)                     --
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital           --               --             --                 --                     --
Gains
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                       (.085)           (.060)         (.038)             (.323)                     --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $27.28           $29.95         $24.40             $23.93                 $20.72
--------------------------------------------------------------------------------------------------------------------------
Total Return/4/                           -8.67%           23.02%          2.12%             17.05%                -11.45%
--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)         $26              $12             $5                 $2                   $0.2
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net     0.25%            0.26%          0.28%              0.28%               0.28%/5/
Assets
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                 0.46%            0.38%          0.33%           1.26%/3/               0.12%/5/
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate/6/                             11%               8%             8%                 7%                   9%
--------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $0.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Materials Index Fund Admiral Shares
                                                                                                                       Feb. 11,
                                                                                     Year Ended August 31,           2004/1 /to
                                            -------------------------------------------------------------              Aug. 31,
                                                 2008             2007              2006              2005                 2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $41.75           $32.37            $28.34            $26.53               $26.14
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .732          .700/2/           .672/2/              .480                 .240
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss)on Investments/3/                         1.008            9.250             3.853             1.830                 .150
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                1.740            9.950             4.525             2.310                 .390
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment                  (.640)           (.570)            (.495)            (.500)                   --
Income
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                        --               --                --                --                   --
Capital Gains
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (.640)           (.570)            (.495)            (.500)                   --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $42.85           $41.75            $32.37            $28.34               $26.53
-------------------------------------------------------------------------------------------------------------------------------

Total Return/4/                                 4.09%           31.00%            16.08%             8.61%                1.49%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period                        $107              $57               $12                $7                   $1
(Millions)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average              0.25%            0.26%             0.28%             0.28%             0.28%/5/
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to               1.74%            1.80%             2.13%             1.81%             1.93%/5/
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/6/                                  10%               6%               13%               12%                   8%
-------------------------------------------------------------------------------------------------------------------------------

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $0.02, $0.01, $0.00, $0.00, $0.01.
4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
 Fund's capital shares, including ETF Creation Units.

Telecommunication Services Index Fund Admiral Shares

                                                                                   Year Ended August 31,      Mar. 11, 2005(1)
                                                --------------------------------------------------------           to Aug. 31,
                                                               2008                 2007            2006                  2005
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $41.01               $33.29          $28.18                $26.75
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                       .908(2)              .888(2)       .861(2,3)               .340(2)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments(4)   (9.338)                7.308           5.041                 1.090
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (8.430)                8.196           5.902                 1.430
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                        (1.000)               (.476)          (.792)                    --
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --                    --              --                    --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.000)                (.476)          (.792)                    --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $31.58                $41.01          $33.29                $28.18
------------------------------------------------------------------------------------------------------------------------------

Total Return(5)                                            -20.98%                24.77%          21.47%                 5.35%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $19                   $51              $6                    $1
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                0.25%                 0.27%           0.28%              0.28%(6)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                   2.50%                 2.17%        3.28%(3)              2.70%(6)
------------------------------------------------------------------------------------------------------------------------------
Turnover Rate(7)                                               28%                   17%             32%                   41%
------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Net investment income per share and the ratio of net investment income to average net assets include $0.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
4 Incudes increases from redemption fees of $0.05, $0.01, $0.00, and $0.00.
5 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. 6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Utilities Index Fund Admiral Shares


                                                                                                                      Apr. 28,
                                                                                   Year Ended August 31,            2004/1 /to
                                             -------------------------------------------------------------            Aug. 31,
                                                 2008             2007             2006             2005                  2004
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $40.60           $36.47           $34.03           $26.70                $25.03
-------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            1.126            1.080         1.080/2/          .972/2/                  .360
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)        (1.340)            4.089            2.378            7.623                 1.310
on Investments/3/
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (.214)            5.169            3.458            8.595                 1.670
-------------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (1.126)          (1.039)          (1.018)          (1.265)                    --
-------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --                    --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.126)          (1.039)          (1.018)          (1.265)                    --
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                  $39.26           $40.60           $36.47           $34.03                $26.70
-------------------------------------------------------------------------------------------------------------------------------
Total Return/4/                                 -0.69%           14.33%           10.48%           32.87%                 6.67%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)              $109             $108              $52              $30                    $1
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average               0.25%            0.26%            0.28%            0.28%              0.28%/5/
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average        2.75%            2.70%            3.26%            3.34%              3.82%/5/
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/6/                                   18%              12%               9%               7%                    7%
-------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.

3 Includes increases from redemption fees of $0.02, $0.02, $0.04, $0.00, and $0.00.

4 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5 Annualized.

6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


Purchasing Shares

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


Account Minimums for Admiral Shares

To open and maintain an account.  $100,000.



Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.


By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.



By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay For a Purchase


By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.



By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.


For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date will generally be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.


If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and Section 403(b)(7) custodial accounts;


.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.



No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.



Converting Shares


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.


Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days the NYSE is open for trading (a business day).

For a conversion request (other than a request to convert to ETF Shares) received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know. (Please see Conversion Privilege in the ETF Shares section for information on conversions to ETF Shares.)



Redeeming Shares


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.



Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.



By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal
Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.




By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.



By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).


For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.


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


 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date generally will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.


For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Redemption Fee

Each Fund charges a 2% fee on shares that you redeem within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for one year or more are not subject to the 2% fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.


Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares purchased with reinvested dividend and capital gains distributions; redemptions of shares to pay fund or account fees; redemptions of shares to remove excess shareholder contributions to an IRA; and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; and (4) for a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as a recordkeeper*.

In addition, redemption fees will not apply to distributions by shareholders age 701/2 or older from traditional IRAs, inherited IRAs (traditional and Roth), rollover IRAs, SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) Vanguard fund accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; distributions, loans, and in-service withdrawals from a plan, redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

*The following Vanguard fund accounts will be subject to redemption fees:
SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as a trustee.

Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.




No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date will generally be the same day.

See Other Rules You Should Know--Good Order for additional information on all transaction requests.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.


.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.


.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and reregistrations of shares within the same fund.


.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans*, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.


.. Reregistrations of shares.


.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


Other Rules You Should Know


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).


.. Account registration and address.

.. Fund name and account number, if applicable.

.. Other information relating to the caller, the account holder, or the account.


Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)


.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts that are held through intermediaries. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.


Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard U.S. Sector Index Funds twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.

.. Financial statements with listings of Fund holdings.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard


Web
------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
------------------------------------------------------------------------------------
Phone

------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to
                        7 p.m., Eastern time
------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us:


Vanguard Consumer Discretionary Index Fund              5483
--------------------------------------------------------------
Vanguard Consumer Staples Index Fund                    5484
--------------------------------------------------------------
Vanguard Energy Index Fund                              5480
--------------------------------------------------------------
Vanguard Financials Index Fund                          5486
--------------------------------------------------------------
Vanguard Health Care Index Fund                         5485
--------------------------------------------------------------
Vanguard Industrials Index Fund                         5482
--------------------------------------------------------------
Vanguard Information Technology Index Fund              5487
--------------------------------------------------------------
Vanguard Materials Index Fund                           5481
--------------------------------------------------------------
Vanguard Telecommunication Services Index Fund          5488
--------------------------------------------------------------
Vanguard Utilities Index Fund                           5489
--------------------------------------------------------------













CFA/(R)/ is a trademark owned by CFA Institute.The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

ETF Shares


In addition to Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard ETF* Shares, that are listed for trading on a national securities exchange. If you own Admiral Shares issued by one of these funds, you may convert those shares to ETF Shares of the same fund.



Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

Each Fund offers an ETF Share class:

                                                                      Ticker
Fund                           ETF Shares                             Symbol
-------------------------------------------------------------------------------
Consumer Discretionary Index   Consumer Discretionary ETF Shares      VCR
Fund
-------------------------------------------------------------------------------
Consumer Staples Index Fund    Consumer Staples ETF Shares            VDC
-------------------------------------------------------------------------------
Energy Index Fund              Energy ETF Shares                      VDE
-------------------------------------------------------------------------------
Financials Index Fund          Financials ETF Shares                  VFH
-------------------------------------------------------------------------------
Health Care Index Fund         Health Care ETF Shares                 VHT
-------------------------------------------------------------------------------
Industrials Index Fund         Industrials ETF Shares                 VIS
-------------------------------------------------------------------------------
Information Technology Index   Information Technology ETF Shares      VGT
Fund
-------------------------------------------------------------------------------
Materials Index Fund           Materials ETF Shares                   VAW
-------------------------------------------------------------------------------
Telecommunication Services     Telecommunication Services ETF Shares  VOX
Index Fund
-------------------------------------------------------------------------------
Utilities Index Fund           Utilities ETF Shares                   VPU
-------------------------------------------------------------------------------


Although ETF Shares represent an investment in the same portfolio of securities as Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to ETF Shares.

The following material summarizes key information about ETF Shares. A separate prospectus with more complete information about ETF Shares is also available. Investors should review that prospectus before deciding whether to convert.


Differences Between ETF Shares and Conventional Mutual Fund Shares
Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted.




*U.S. Pat. No. 6,879,964 B2; 7,337,138

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


Buying and Selling ETF Shares

Vanguard ETF Shares must be held in a brokerage account. Therefore, before acquiring ETF Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.

You buy and sell ETF Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares and receive less than NAV when you sell those shares.


If you own conventional shares of a Vanguard fund that issues ETF Shares, you can convert those shares to ETF Shares of equivalent value--but you cannot convert back. See "Conversion Privilege" for a discussion of the conversion process.

There is one other way to buy and sell ETF Shares. Investors can purchase and redeem ETF Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of shares known as Creation Units, and
(3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares this way.



Risks
ETF Shares issued by a fund are subject to the same risks as conventional shares of the same fund. ETF Shares also are subject to the following risks:

.. The market price of a fund's ETF Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying ETF Shares and you may receive less than NAV when selling them.

.. ETF Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own ETF Shares, you must sell them on the open market. Although ETF Shares will be listed for trading on a national securities exchange, it is possible that an active trading market may not be maintained.

.. Trading of a fund's ETF Shares on an exchange may be halted if exchange officials deem such action appropriate, if the shares are delisted from the listing exchange, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



Fees and Expenses

When you buy and sell ETF Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to ETF Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.



Account Services
Because you hold ETF Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of ETF Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.


Conversion Privilege

Owners of conventional shares issued by the Funds may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares to ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.


Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.


Converting conventional shares to ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective net asset values of the two share classes.


Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:


.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Distributions. Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.



Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/ earnings ratio of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                  [SHIP LOGO  VANGUARD(R)]
                                  P.O. Box 2600
                                  Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard U.S. Sector Index Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-1027

(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P5483 122008

                                                        [SHIP LOGO  VANGUARD(R)]



VANGUARD U.S. Sector ETFs Prospectus

December 29, 2008



Vanguard Consumer Discretionary ETF

Vanguard Consumer Staples ETF

Vanguard Energy ETF

Vanguard Financials ETF

Vanguard Health Care ETF

Vanguard Industrials ETF

Vanguard Information Technology ETF

Vanguard Materials ETF

Vanguard Telecommunication Services ETF

Vanguard Utilities ETF






This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2008.





Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


Vanguard ETF Profiles    1         More on the Funds and ETF Shares       57
-------------------------------------------------------------------------------
 Consumer Discretionary  1         The Funds and Vanguard                 75
 ETF
-------------------------------------------------------------------------------
 Consumer Staples ETF    7         Investment Advisor                     76
-------------------------------------------------------------------------------
 Energy ETF              13        Dividends, Capital Gains, and Taxes    77
-------------------------------------------------------------------------------
 Financials ETF          18        Daily Pricing                          79
-------------------------------------------------------------------------------
 Health Care ETF         23        Financial Highlights                   80
-------------------------------------------------------------------------------
 Industrials ETF         28        Glossary of Investment Terms           92
-------------------------------------------------------------------------------
 Information Technology  33
 ETF
-------------------------------------------------------------------------------
 Materials ETF           39
-------------------------------------------------------------------------------
 Telecommunication       44
 Services ETF
-------------------------------------------------------------------------------
 Utilities ETF           50
-------------------------------------------------------------------------------
Investing in Vanguard    55
ETF Shares
-------------------------------------------------------------------------------





A Note to Retail Investors
Vanguard ETF Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming ETF Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.


An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

ETF Profile--Vanguard Consumer Discretionary ETF

The following profile summarizes key features of Vanguard Consumer Discretionary ETF, an exchange-traded class of shares issued by Vanguard Consumer Discretionary Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer discretionary stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) US Investable Market Consumer Discretionary Index, an index made up of stocks of large, medium-size, and small U.S. companies within the consumer discretionary sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of those manufacturing and service industries that tend to be the most sensitive to economic cycles. Its manufacturing segment includes the following industries: automotive, household durable goods, textiles and apparel, and leisure equipment. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the consumer discretionary sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer discretionary sector could be adversely affected by overall economic conditions, interest rates, consumer confidence, and disposable income.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Consumer Discretionary ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Consumer Discretionary ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Consumer Discretionary ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Consumer Discretionary ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Consumer Discretionary ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Consumer Discretionary ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                     BAR CHART RANGE: -40% to 60%

                        2005        -4.22
                        2006        16.52
                        2007       -11.53

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -16.89%.




During the periods shown in the bar chart, the highest return for a calendar quarter was 10.42% (quarter ended December 31, 2006), and the lowest return for a quarter was -10.40% (quarter ended December 31, 2007).

Average Annual Total Returns for Periods Ended December 31, 2007

                                             1 Year          Since Inception/1/
Vanguard Consumer Discretionary ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                          -11.53%                      2.30%
-------------------------------------------------------------------------------
Return After Taxes on                        -11.64                        2.19
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                     -7.34                        1.97
Fund Shares
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                          -11.66%                      2.29%
-------------------------------------------------------------------------------
MSCI US Investable Market
Consumer Discretionary Index                 -11.43%                       2.48
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Consumer Discretionary Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                           None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                       $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                0.18%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                             None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                            0.25%
--------------------------------------------------------------------------------

1 If a Creation  Unit is  purchased  or  redeemed  outside  the  Continuous  Net
Settlement System of the National Securities
 Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard
 ETF Shares From an Issuing Fund."

An investor buying or selling Consumer Discretionary ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Consumer Discretionary ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help retail investors compare the cost of investing in Consumer Discretionary ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Consumer Discretionary ETF. This example assumes that Consumer Discretionary ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Consumer Discretionary ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.




1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------





The value of a Consumer Discretionary ETF Creation Unit as of August 31, 2008, was approximately $4.8 million. Assuming an investment of $4.8 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Consumer Discretionary ETF Creation Unit would be $14,282 if the Creation Unit were redeemed after one year and $40,625 if redeemed after three years.

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.






Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Consumer Discretionary    $257.2 million
Index Fund)
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Distributed annually in December
--------------------------------------------------------------------------------------------------
Inception Date                     Admiral Shares--July 14, 2005
                                   ETF Shares--January 26, 2004
--------------------------------------------------------------------------------------------------
Number of Consumer Discretionary   100,000
ETF Shares in a Creation Unit
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               954
--------------------------------------------------------------------------------------------------
CUSIP Number                       92204A108
--------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol            VCR
--------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Consumer Staples ETF

The following profile summarizes key features of Vanguard Consumer Staples ETF, an exchange-traded class of shares issued by Vanguard Consumer Staples Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer staples stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Consumer Staples Index, an index made up of stocks of large, medium-size, and small U.S. companies within the consumer staples sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco, as well as producers of nondurable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer supercenters.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.


Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the consumer staples sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The consumer staples sector could be adversely affected by consumer tastes, government regulation, marketing, and consumer confidence.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Consumer Staples ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Consumer Staples ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Consumer Staples ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Consumer Staples ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Consumer Staples ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Consumer Staples ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                        BAR CHART RANGE: -40% to 60%

                            2005        3.95%
                            2006       15.81
                            2007       12.92

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -4.37%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 5.56% (quarter ended September 30, 2006), and the lowest return for a quarter was -5.35% (quarter ended June 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2007

                                              1 Year          Since Inception/1/

Vanguard Consumer Staples ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                            12.92%                    10.61%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions                                  12.64                      10.32
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                                     8.76                       9.14
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                           12.86%                     10.58%

-------------------------------------------------------------------------------
MSCI US Investable Market
Consumer Staples Index                        13.92%                      10.61%
(reflects no deduction for fees,
expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2007.






Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Consumer Staples Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                              None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                   None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                      $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                  0.20%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                              0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Consumer Staples ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Consumer Staples ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.






The following example is intended to help retail investors compare the cost of investing in Consumer Staples ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Consumer Staples ETF. This example assumes that Consumer Staples ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Consumer Staples ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------





The value of a Consumer Staples ETF Creation Unit as of August 31, 2008, was approximately $6.9 million. Assuming an investment of $6.9 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Consumer Staples ETF Creation Unit would be $19,657 if the Creation Unit were redeemed after one year and $57,527 if redeemed after three years.

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
------------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Consumer Staples Index Fund)  $536.1 million
------------------------------------------------------------------------------------------------------
Investment Advisor                     The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------------
Dividends and Capital Gains            Distributed annually in December
------------------------------------------------------------------------------------------------------
Inception Date                         Admiral Shares--January 30, 2004
                                       ETF Shares--January 26, 2004
------------------------------------------------------------------------------------------------------
Number of Consumer Staples ETF Shares  100,000
in a Creation Unit
------------------------------------------------------------------------------------------------------
Vanguard Fund Number                   955
------------------------------------------------------------------------------------------------------
CUSIP Number                           92204A207
------------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol                VDC
------------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Energy ETF

The following profile summarizes key features of Vanguard Energy ETF, an exchange-traded class of shares issued by Vanguard Energy Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of energy stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R) / US Investable Market Energy Index, an index made up of stocks of large, medium-size, and small U.S. companies within the energy sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services (such as seismic data collection); or companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the energy sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The energy sector could be adversely affected by geopolitical events, government regulation, supply and demand of energy fuels, economic cycles, and fuel prices.


.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Energy ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Energy ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Energy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Energy ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Energy ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Energy ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------
                          BAR CHART RANGE: -40% to 60%
                            2005        39.05%
                            2006        18.98%
                            2007        38.47%
-------------------------------------------------------------------------------

1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -17.28%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 21.57% (quarter September 30, 2005), and the lowest return for a quarter was -27.62% (quarter ended September 30, 2008).




Average Annual Total Returns for Periods Ended December 31, 2007

                                            1 Year           Since Inception/1/
Vanguard Energy ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                            34.87                      30.42
-------------------------------------------------------------------------------
Return After Taxes on                          34.69                      30.23
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                      22.88                      26.79
Fund Shares
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                           34.78%                     30.38%
-------------------------------------------------------------------------------
MSCI US Investable Market Energy Index
(reflects no deduction for
fees, expenses, or taxes)                     34.42%                     29.99%
-------------------------------------------------------------------------------
1 Since-inception returns are from September 23, 2004--the inception date of the ETF Shares--through December 31, 2007.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Energy Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.



Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None

-----------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None

-----------------------------------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                          $1,000/1/
-----------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------
Management Expenses                                                       0.20%
-----------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                     None
-----------------------------------------------------------------------------------------------------------
Other Expenses                                                            0.05%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                  0.25%
-----------------------------------------------------------------------------------------------------------

1 If a Creation  Unit is  purchased  or  redeemed  outside  the  Continuous  Net
Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing
Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Energy ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Energy ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.


The following example is intended to help retail investors compare the cost of investing in Energy ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Energy ETF. This example assumes that Energy ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Energy ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------



The value of an Energy ETF Creation Unit as of August 31, 2008, was approximately $10.9 million. Assuming an investment of $10.9 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Energy ETF Creation Unit would be $29,895 if the Creation Unit were redeemed after one year and $89,722 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of   $993.1 million
Vanguard Energy Index Fund)
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Distributed annually in December
 --------------------------------------------------------------------------------------------------
Inception Date                     Admiral Shares--October 7, 2004
                                    ETF Shares--September 23, 2004
--------------------------------------------------------------------------------------------------
Number of Energy ETF Shares        100,000
in a Creation Unit
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               951
--------------------------------------------------------------------------------------------------
CUSIP Number                       92204A306
--------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol            VDE
--------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Financials ETF

The following profile summarizes key features of Vanguard Financials ETF, an exchange-traded class of shares issued by Vanguard Financials Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of financial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Financials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the financials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate (including REITs).

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the financials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The financials sector could be adversely affected by government regulation, interest rates, cost of capital funds, credit losses, and financial markets.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Financials ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Financials ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Financials ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Financials ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Financials ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Financials ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                         BAR CHART RANGE: -40% to 60%
                             2005       6.07%
                             2006      19.25
                             2007     -17.42

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -23.74%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 7.14% (quarter ended September 30, 2006), and the lowest return for a quarter was -16.45% (quarter ended June 30, 2008).





Average Annual Total Returns for Periods Ended December 31, 2007

                                             1 Year          Since Inception/1/

Vanguard Financials ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                          -17.42%                      3.28%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions                                 -17.77                       2.89
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                                   -10.89                       2.76
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                           17.75%                      3.23%
-------------------------------------------------------------------------------
MSCI US Investable Market
Financials Index
(reflects no deduction for fees,
expenses, or taxes)                          -17.34%                      3.46%
-------------------------------------------------------------------------------

1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations.

Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Financials Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.




Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                          $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                       0.18%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                     None
--------------------------------------------------------------------------------
Other Expenses                                                            0.07%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                   0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Financials ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Financials ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help retail investors compare the cost of investing in Financials ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Financials ETF. The example assumes that Financials ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Financials ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------




The value of a Financials ETF Creation Unit as of August 31, 2008, was approximately $4 million. Assuming an investment of $4 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Financials ETF Creation Unit would be $12,235 if the Creation Unit were redeemed after one year and $34,186 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Financials Index Fund)    $732.7 million
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Dividends are distributed quarterly in March, June,
                                   September, and December; capital gains, if any, are
                                   distributed annually in December.

--------------------------------------------------------------------------------------------------
Inception Date                     Admiral Shares--February 4, 2004

                                   ETF Shares--January 26, 2004

--------------------------------------------------------------------------------------------------
Number of Financials ETF Shares    100,000
in a Creation Unit
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               957
--------------------------------------------------------------------------------------------------
CUSIP Number                       92204A405
--------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol            VFH
--------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Health Care ETF

The following profile summarizes key features of Vanguard Health Care ETF, an exchange-traded class of shares issued by Vanguard Health Care Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Health Care Index, an index made up of stocks of large, medium-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of two main industry groups. The first group includes companies that manufacture health care equipment and supplies or provide health care-related services (such as distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations). The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the health care sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The health care sector could be adversely affected by patent protection, government regulation, research and development costs, litigation, and competitive forces.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Health Care ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Health Care ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Health Care ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Health Care ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Health Care ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Health Care ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                          BAR CHART RANGE: -40% to 60%
                               2005    8.24
                               2006    6.62
                               2007    7.80

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -11.31%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 8.26% (quarter ended September 30, 2006), and the lowest return for a quarter was -11.42% (quarter ended March 31, 2008).





Average Annual Total Returns for Periods Ended December 31, 2007

                                             1 Year          Since Inception/1/
Vanguard Health Care ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                            7.80%                      5.62%
-------------------------------------------------------------------------------
Return After Taxes on                          7.58                        5.49
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                      5.36                        4.83
Fund Shares
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                            7.64%                      5.59%
-------------------------------------------------------------------------------
MSCI US Investable Market Health Care Index
(reflects no deduction for fees,               7.99%                      5.85%
expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2007.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Health Care Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.




Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                          $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                       0.19%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                     None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                   0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund." An investor buying or selling Health Care ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Health Care ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.

The following example is intended to help retail investors compare the cost of investing in Health Care ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Health Care ETF. This example assumes that Health Care ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Health Care ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
26            $80           $141          $318
--------------------------------------------------------




The value of a Health Care ETF Creation Unit as of August 31, 2008, was approximately $5.7 million. Assuming an investment of $5.7 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Health Care ETF Creation Unit would be $16,586 if the Creation Unit were redeemed after one year and $47,869 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
-------------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Health Care Index Fund)        $750.3 million
-------------------------------------------------------------------------------------------------------
Investment Advisor                      The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------------------
Dividends and Capital Gains             Distributed annually in December
-------------------------------------------------------------------------------------------------------
Inception Date                          Admiral Shares--February 5, 2004
                                        ETF Shares--January 26, 2004
-------------------------------------------------------------------------------------------------------
Number of Health Care ETF Shares in a   100,000
Creation Unit
-------------------------------------------------------------------------------------------------------
Vanguard Fund Number                    956
-------------------------------------------------------------------------------------------------------
CUSIP Number                            92204A504
-------------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol                 VHT
-------------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Industrials ETF

The following profile summarizes key features of Vanguard Industrials ETF, an exchange-traded class of shares issued by Vanguard Industrials Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of industrial stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Industrials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the industrial sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods (including aerospace and defense; construction, engineering, and building products; electrical equipment; and industrial machinery); the provision of commercial services and supplies (including printing, employment, environmental, and office services); or the provision of transportation services (including airlines, couriers, marine, road, and rail services, and transportation infrastructure).

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the industrials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The Industrials sector could be adversely affected by government regulation, world events and economic conditions, insurance costs, and labor relations.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Industrials ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Industrials ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Industrials ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Industrials ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Industrials ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Industrials ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                     BAR CHART RANGE: -40% to 60%
                           2005         5.31%
                           2006        15.15
                           2007        13.52

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -20.84%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 10.47% (quarter ended June 30, 2007), and the lowest return for a quarter was -10.16% (quarter ended September 30, 2008).





Average Annual Total Returns for Periods Ended December 31, 2007

                                             1 Year          Since Inception/1/
Vanguard Industrials ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                           13.52%                     14.53%
-------------------------------------------------------------------------------
Return After Taxes on                          13.29                      14.33
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                                     9.09                      12.59
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                           13.35%                     14.49%
-------------------------------------------------------------------------------
MSCI US Investable Market Industrials Index
(reflects no deduction for
fees, expenses, or taxes)                     13.40%                     14.11%
-------------------------------------------------------------------------------
1 Since-inception returns are from September 23, 2004--the inception date of the ETF Shares--through December 31, 2007.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Industrials Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.




Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                          $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                       0.19%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                     None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                   0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Health Care ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Health Care ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.

The following example is intended to help retail investors compare the cost of investing in Industrials ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Industrials ETF. This example assumes that Industrials ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Industrials ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------





The value of an Industrials ETF Creation Unit as of August 31, 2008, was approximately $6.7 million. Assuming an investment of $6.7 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Industrials ETF Creation Unit would be $19,145 if the Creation Unit were redeemed after one year and $55,918 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
-------------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Industrials Index Fund)        $357.5 million
-------------------------------------------------------------------------------------------------------
Investment Advisor                      The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------------------
Dividends and Capital Gains             Distributed annually in December
-------------------------------------------------------------------------------------------------------
Inception Date                          Admiral Shares--May 8, 2006
                                        ETF Shares--September 23, 2004
-------------------------------------------------------------------------------------------------------
Number of Industrials ETF Shares in a   100,000
Creation Unit
-------------------------------------------------------------------------------------------------------
Vanguard Fund Number                    953
-------------------------------------------------------------------------------------------------------
CUSIP Number                            92204A603
-------------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol                 VIS
-------------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Information Technology ETF

The following profile summarizes key features of Vanguard Information Technology ETF, an exchange-traded class of shares issued by Vanguard Information Technology Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Information Technology Index, an index made up of stocks of large, medium-size, and small U.S. companies within the information technology sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in the following three general areas: technology software and services, including companies that primarily develop software in various fields (such as the Internet, applications, systems, databases, management, and/or home entertainment) and companies that provide information technology consulting and services, data processing, and outsourced services; technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment, and related instruments; and semiconductors and semiconductor equipment manufacturers.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the information technology sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The information technology sector could be adversely affected by overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Information Technology ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an Information Technology ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Information Technology ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Information Technology ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Information Technology ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Information Technology ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                         BAR CHART RANGE: -40% to 60%
                                2005        2.89%
                                2006        8.95
                                2007        15.00

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -22.89%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 9.82% (quarter ended June 30, 2007), and the lowest return for a quarter was -15.30% (quarter ended March 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2007

                                             1 Year          Since Inception/1/
Vanguard Information Technology ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                           15.00%                      4.91%
-------------------------------------------------------------------------------
Return After Taxes on                          14.95                     4.83
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                       9.82                     4.20
Fund Shares
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                            14.80%                     4.89%
-------------------------------------------------------------------------------
MSCI US Investable Market
Information Technology Index
(reflects no deduction for fees,              15.13%                      5.10%
expenses, or taxes)
-------------------------------------------------------------------------------

1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2007.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Information Technology Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                             None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                  None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                         $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                  0.20%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                       0.05%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                              0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Health Care ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Health Care ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.




The following example is intended to help retail investors compare the cost of investing in Information Technology ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Information Technology ETF. This example assumes that Information Technology ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Information Technology ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
----------------------------------------------------
$26           $80           $141          $318
----------------------------------------------------



The value of an Information Technology ETF Creation Unit as of August 31, 2008, was approximately $5.3 million. Assuming an investment of $5.3 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Information Technology ETF Creation Unit would be $15,562 if the Creation Unit were redeemed after one year and $44,650 if redeemed after three years.

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Information Technology
Index Fund)                        522.7 million
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Distributed annually in December
--------------------------------------------------------------------------------------------------
Inception Date                     Admiral Shares--March 25, 2004
                                   ETF Shares--January 26, 2004
--------------------------------------------------------------------------------------------------
Number of Information Technology   100,000
ETF Shares in a Creation Unit
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               958
--------------------------------------------------------------------------------------------------
CUSIP Number                       92204A702
--------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol            VGT
--------------------------------------------------------------------------------------------------


ETF Profile--Vanguard Materials ETF

The following profile summarizes key features of Vanguard Materials ETF, an exchange-traded class of shares issued by Vanguard Materials Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of materials stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Materials Index, an index made up of stocks of large, medium-size, and small U.S. companies within the materials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in a wide range of commodity-related manufacturing industries. Included within this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, as well as metals, minerals, and mining companies, including producers of steel.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the materials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The materials sector could be adversely affected by commodity prices, government regulation, interest rates, resource availability, and economic cycles.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Materials ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Materials ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Materials ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Materials ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Materials ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Materials ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                        BAR CHART RANGE: -40% to 60%
                              2005       3.71%
                              2006      19.50
                              2007      26.42

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -22.19%.





During the periods shown in the bar chart, the highest return for a calendar quarter was 12.40% (quarter ended December 31, 2006), and the lowest return for a quarter was -23.89% (quarter ended September 30, 2008).




Average Annual Total Returns for Periods Ended December 31, 2007

                                             1 Year           Since Inception/1/

Vanguard Materials ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                            26.42%                     17.64%
-------------------------------------------------------------------------------
Return After Taxes on                          26.14                      17.36
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of
Fund Shares                                    17.53                      15.40
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                           26.25%                     17.60%
-------------------------------------------------------------------------------
MSCI US Investable Market
Materials Index
(reflects no deduction for fees,
expenses, or taxes)                            26.47                      17.85
-------------------------------------------------------------------------------

1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations.

Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Materials Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.





Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                          $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                       0.20%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                     None
--------------------------------------------------------------------------------
Other Expenses                                                            0.05%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                   0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Health Care ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Health Care ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.

The following example is intended to help retail investors compare the cost of investing in Materials ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Materials ETF. The example assumes that Materials ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Materials ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.




1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------





The value of a Materials ETF Creation Unit as of August 31, 2008, was approximately $8.4 million. Assuming an investment of $8.4 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Materials ETF Creation Unit would be $23,496 if the Creation Unit were redeemed after one year and $69,600 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
-----------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Materials Index Fund)        $471.7 million
-----------------------------------------------------------------------------------------------------
Investment Advisor                    The Vanguard Group, Inc., Valley Forge, Pa., since inception
-----------------------------------------------------------------------------------------------------
Dividends and Capital Gains           Distributed annually in December
-----------------------------------------------------------------------------------------------------
Inception Date                        Admiral Shares--February 11, 2004
                                      ETF Shares--January 26, 2004
-----------------------------------------------------------------------------------------------------
Number of Materials ETF Shares in a   100,000
Creation Unit
-----------------------------------------------------------------------------------------------------
Vanguard Fund Number                  952
-----------------------------------------------------------------------------------------------------
CUSIP Number                          92204A801
-----------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol               VAW
-----------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Telecommunication Services ETF

The following profile summarizes key features of Vanguard Telecommunication Services ETF, an exchange-traded class of shares issued by Vanguard Telecommunication Services Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of telecommunication services stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Telecommunication Services Index, an index made up of stocks of large, medium-size, and small U.S. companies within the telecommunication services sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies that provide communication services primarily through fixed-line, cellular, wireless, high-bandwidth, and/or fiber-optic cable networks.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the telecommunication services sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector. The telecommunication services sector could be adversely affected by overall economic conditions, supply and demand, competition, and government regulation.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Telecommunication Services ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Telecommunication Services ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Telecommunication Services ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Telecommunication Services ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Telecommunication Services ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Telecommunication Services ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                     BAR CHART RANGE -40% to 60%

                           2005     1.92%
                           2006    36.65
                           2007     5.49

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -29.16%.




During the periods shown in the bar chart, the highest return for a calendar quarter was 14.82% (quarter ended March 31, 2006), and the lowest return for a quarter was -17.85% (quarter ended March 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2007

                                            1 Year            Since Inception/1/

Vanguard Telecommunication Services ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                            5.49%                     16.38%
-------------------------------------------------------------------------------
Return After Taxes on                          5.07                      15.99
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                      4.11                     14.19
Fund Shares
-------------------------------------------------------------------------------
Based on Market Price

-------------------------------------------------------------------------------
Return Before Taxes                            5.27%                     16.33%
-------------------------------------------------------------------------------
MSCI US Investable Market Telecommunication
Services Index (reflect no deduction for
fees, expenses, or taxes)                     10.48%                     15.70%
-------------------------------------------------------------------------------

1 Since-inception returns are from September 23, 2004--the inception date of the ETF Shares--through December 31, 2007.





Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Telecommunication Services Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                   None

--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None

--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                          $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                                        0.18%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                                     None
--------------------------------------------------------------------------------
Other Expenses                                                            0.07%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                                   0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Health Care ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Health Care ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.





The following example is intended to help retail investors compare the cost of investing in Telecommunication Services ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Telecommunication Services ETF. The example assumes that Telecommunication Services ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Telecommunication Services ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------

The value of a Telecommunication Services ETF Creation Unit as of August 31, 2008, was approximately $6.2 million. Assuming an investment of $6.2 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Telecommunication Services ETF Creation Unit would be $17,866 if the Creation Unit were redeemed after one year and $51,893 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
-------------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Telecommunication Services
Index Fund)                             $161.5 million
-------------------------------------------------------------------------------------------------------
Investment Advisor                      The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------------------
Dividends and Capital Gains             Distributed annually in December
-------------------------------------------------------------------------------------------------------
Inception Date                          Admiral Shares--March 11, 2005
                                        ETF Shares--September 23, 2004
-------------------------------------------------------------------------------------------------------
Number of Telecommunication             100,000
Services ETF Shares in a Creation Unit
-------------------------------------------------------------------------------------------------------
Vanguard Fund Number                    959
-------------------------------------------------------------------------------------------------------
CUSIP Number                            92204A884
-------------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol                 VOX
-------------------------------------------------------------------------------------------------------

ETF Profile--Vanguard Utilities ETF

The following profile summarizes key features of Vanguard Utilities ETF, an exchange-traded class of shares issued by Vanguard Utilities Index Fund.


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of utilities stocks.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI/(R)/ US Investable Market Utilities Index, an index made up of stocks of large, medium-size, and small U.S. companies within the utilities sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of electric, gas, and water utility companies, as well as companies that operate as independent producers and/or distributors of power. The sector includes both nuclear and nonnuclear facilities.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index. For additional information on the Fund's investment strategies, please see More on the Funds and ETF Shares.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.


.. Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the utilities sector, the Fund's performance largely depends--for better or for worse--- on the general condition of that sector. The utilities sector could be adversely affected by deregulation, government spending, and supply and demand of fuels.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

.. Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Because ETF Shares are traded on an exchange, they are subject to additional risks:


.. Utilities ETF Shares are listed for trading on the NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of a Utilities ETF Share typically will approximate its NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Utilities ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.

.. Although Utilities ETF Shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained.

.. Trading of Utilities ETF Shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if Utilities ETF Shares are delisted from the NYSE Arca, or if the activation of marketwide "circuit breakers" halts stock trading generally.



Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns--ETF Shares/1/
-------------------------------------------------------------------------------

                              BAR CHART RANGE: -40 to -60%
                                  2005       14.75
                                  2006       21.58
                                  2007       17.15

-------------------------------------------------------------------------------
1 Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell ETF Shares on the secondary market. The year-to-date return as of the most recent calendar-quarter, which ended on September 30, 2008, was -19.84%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 9.46% (quarter ended December 31, 2006), and the lowest return for a quarter was -17.44% (quarter ended September 30, 2008).





Average Annual Total Returns for Periods Ended December 31, 2007

                                             1 Year          Since Inception/1/

Vanguard Utilities ETF
Based on NAV
-------------------------------------------------------------------------------
Return Before Taxes                           17.15%                     18.92%
-------------------------------------------------------------------------------
Return After Taxes on                          16.69                     18.41%
Distributions
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale of                      11.71                      16.50
Fund Shares
-------------------------------------------------------------------------------
Based on Market Price
-------------------------------------------------------------------------------
Return Before Taxes                           16.96%                     18.89%
-------------------------------------------------------------------------------
MSCI US Investable Market
Utilities Index                               17.50%                     19.19%
(reflect no deduction for
fees, expenses, or taxes)
-------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004--the inception date of the ETF Shares--through December 31, 2007.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations.

Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of Vanguard Utilities Index Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2008.




Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
--------------------------------------------------------------------------------
Transaction Fee on Purchases and Redemptions                    $1,000/1/
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                             0.19%
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                  0.06%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                         0.25%
--------------------------------------------------------------------------------

1 If a Creation Unit is purchased or redeemed outside the Continuous Net Settlement System of the National Securities Clearing Corporation, or with a nonconforming basket, a higher transaction fee may apply. Please see "Purchasing Vanguard ETF Shares From an Issuing Fund."

An investor buying or selling Health Care ETF Shares on the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting into Health Care ETF Shares will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

2 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current fund assets.

The following example is intended to help retail investors compare the cost of investing in Utilities ETF with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Utilities ETF. The example assumes that Utilities ETF Shares provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Utilities ETF Shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------



The value of a Utilities ETF Creation Unit as of August 31, 2008, was approximately $7.8 million. Assuming an investment of $7.8 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Utilities ETF Creation Unit would be $21,961 if the Creation Unit were redeemed after one year and $64,771 if redeemed after three years.



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of August 31, 2008
--------------------------------------------------------------------------------------------------
Net Assets (all share classes of
Vanguard Utilities Index Fund)     $479.8 million
--------------------------------------------------------------------------------------------------
Investment Advisor                 The Vanguard Group, Inc., Valley Forge, Pa., since inception
--------------------------------------------------------------------------------------------------
Dividends and Capital Gains        Dividends are distributed quarterly in March, June,
                                   September, and December; capital gains, if any, are
                                   distributed annually in December.
--------------------------------------------------------------------------------------------------
Inception Date                     Admiral Shares--April 28, 2004
                                   ETF Shares--January 26, 2004
--------------------------------------------------------------------------------------------------
Number of Utilities ETF Shares     100,000
in a Creation Unit
--------------------------------------------------------------------------------------------------
Vanguard Fund Number               960
--------------------------------------------------------------------------------------------------
CUSIP Number                       92204A876
--------------------------------------------------------------------------------------------------
NYSE Arca Ticker Symbol            VPU
--------------------------------------------------------------------------------------------------

Investing in Vanguard ETF(TM) Shares


What Are Vanguard ETF Shares?
Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing Fund. The following ETF Shares are offered through this prospectus:


Fund                                                  ETF Shares
-----------------------------------------------------------------------------------------------
Vanguard Consumer Discretionary Index Fund            Vanguard Consumer Discretionary ETF
-----------------------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund                  Vanguard Consumer Staples ETF
-----------------------------------------------------------------------------------------------
Vanguard Energy Index Fund                            Vanguard Energy ETF
-----------------------------------------------------------------------------------------------
Vanguard Financials Index Fund                        Vanguard Financials ETF
-----------------------------------------------------------------------------------------------
Vanguard Health Care Index Fund                       Vanguard Health Care ETF
-----------------------------------------------------------------------------------------------
Vanguard Industrials Index Fund                       Vanguard Industrials ETF
-----------------------------------------------------------------------------------------------
Vanguard Information Technology Index Fund            Vanguard Information Technology
-----------------------------------------------------------------------------------------------
Vanguard Materials Index Fund                         Vanguard Materials ETF
-----------------------------------------------------------------------------------------------
Vanguard Telecommunication Services Index Fund        Vanguard Telecommunication Services ETF
-----------------------------------------------------------------------------------------------
Vanguard Utilities Index Fund                         Vanguard Utilities ETF
-----------------------------------------------------------------------------------------------



In addition to ETF Shares, each Fund offers one conventional (not exchange-traded) class of shares. This prospectus, however, relates only to ETF Shares.


How Are Vanguard ETF Shares Different From Conventional Mutual
Fund Shares?

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a NAV typically calculated once a day. ETF Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.


An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF Shares and on changes in the prices of the fund's portfolio holdings.


The market price of a fund's ETF Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

How Do I Buy and Sell Vanguard ETF Shares?

Vanguard funds issue and redeem ETF Shares only in large blocks of shares known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must trade through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem ETF Shares directly with an issuing fund.

Investors who cannot afford to purchase a Creation Unit can acquire ETF Shares in one of two ways. If you own conventional shares of a stock fund that issues ETF Shares, you can, for a fee, convert those shares to ETF Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under More on the Funds and ETF Shares. In addition, any investor can purchase ETF Shares on the secondary market through a broker. ETF Shares are publicly traded on a national securities exchange. To acquire ETF Shares through either means, you must have a brokerage account. For information about acquiring ETF Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell ETF Shares, you must do so through your broker; ETF Shares cannot be converted back into conventional shares.


When you buy or sell ETF Shares on the secondary market, your broker will charge a commission. You will also incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy ETF Shares, and receive less than NAV when you sell those shares.

More on the Funds and ETF Shares

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index. A Fund may change its 80% policy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Market Exposure
The Funds invest mainly in common stocks of companies within designated market sectors. As a result, the Funds are subject to certain risks.


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. A Fund's target index may, at times, be concentrated in stocks of a particular sector, category, or group of companies. Because each Fund seeks to track its target index, the Fund may underperform the overall stock market.



[FLAG]
Each Fund is subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because each Fund invests all, or substantially all, of its assets in a specific sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

A variety of circumstances and events can affect the overall performance of a given market sector. In addition, a sector's sensitivity to specific factors tends to change over time, so it is impossible to identify in advance the exact circumstances and events that will be most important to the future performance of that sector. Examples of factors that have proven important to the past performance of each Fund's targeted market sector are shown in the following table.

Sectors and Key Past Performance Factors
--------------------------------------------------------------------------------------------------------
Consumer Discretionary Sector:
Overall economic conditions, interest rates, consumer confidence, and disposable income.
--------------------------------------------------------------------------------------------------------
Consumer Staples Sector:
Consumer tastes, government regulation, marketing, and consumer confidence.
--------------------------------------------------------------------------------------------------------
Energy Sector:
Geopolitical events, government regulation, supply of and demand for energy fuels, economic cycles, and fuel prices.
--------------------------------------------------------------------------------------------------------
Financials Sector:
Government regulation, interest rates, cost of capital funds, credit losses, and financial markets.
--------------------------------------------------------------------------------------------------------
Health Care Sector:
Patent protection, government regulation, research and development costs, litigation, and competitive forces.
--------------------------------------------------------------------------------------------------------
Industrials Sector:
Government regulation, world events and economic conditions, insurance costs, and labor relations.
--------------------------------------------------------------------------------------------------------
Information Technology Sector:
Overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.
--------------------------------------------------------------------------------------------------------
Materials Sector:
Commodity prices, government regulation, interest rates, resource availability, and economic cycles.
--------------------------------------------------------------------------------------------------------
Telecommunication Services Sector:
Overall economic conditions, supply and demand, competition, and government regulation.
--------------------------------------------------------------------------------------------------------
Utilities Sector:
Deregulation, government spending, and supply of and demand for fuels.
--------------------------------------------------------------------------------------------------------

Each Fund invests across large-, mid-, and small-capitalization stocks, depending on the composition of its target index. The chart that follows provides a market capitalization breakdown for each Index as of August 31, 2008. For purposes of this chart, we have used market-capitalization ranges determined by Frank Russell Company. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of large-, mid-, and small-cap, even among Vanguard fund advisors.



Target Index                   Large-Cap                      Mid-Cap               Small-Cap
                          >$16.2 billion         $1.8 - $16.2 billion           <$1.8 billion

--------------------------------------------------------------------------------------------

Consumer Discretionary             44.4%                        44.9%                  10.8%
--------------------------------------------------------------------------------------------
Consumer Staples                    82.8                         14.9                    2.3
--------------------------------------------------------------------------------------------
Energy                              77.3                         19.5                    3.1
--------------------------------------------------------------------------------------------
Financials                          59.8                         31.5                    8.8
--------------------------------------------------------------------------------------------
Health Care                         73.3                         20.0                    6.7
--------------------------------------------------------------------------------------------
Industrials                         59.6                         31.7                    8.8
--------------------------------------------------------------------------------------------
Information Technology              70.3                         22.5                    7.2
--------------------------------------------------------------------------------------------
Materials                           51.6                         41.1                    7.3
--------------------------------------------------------------------------------------------
Telecommunication                   81.0                         16.4                    2.6
Services
--------------------------------------------------------------------------------------------
Utilities                           42.1                         53.2                    4.6
--------------------------------------------------------------------------------------------



Security Selection
Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market sector. Whenever practicable, each Fund uses the replication method of indexing, meaning that it holds the same stocks as its target index and in approximately the same proportions.


[FLAG]
To the extent that each Fund samples its benchmark index, it is subject to index sampling risk, which is the chance that the securities held by the Fund will not provide investment performance closely tracking that of the Index.

Each Fund may also sample its index by holding stocks that, in the aggregate, are intended to approximate the target index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the index.

The following table shows the number of stocks in each Fund's target index as of August 31, 2008, along with the percentage of each index represented by its top ten holdings as of the same date.




Fund                                           Number of   Percentage of Index
                                                  Stocks           Holdings in
                                         in Target Index         Top 10 Stocks
-------------------------------------------------------------------------------
Vanguard Consumer Discretionary Index                 408                35.2%
Fund
-------------------------------------------------------------------------------
Vanguard Consumer Staples Index Fund                  109                61.9
-------------------------------------------------------------------------------
Vanguard Energy Index Fund                            167                59.1
-------------------------------------------------------------------------------
Vanguard Financials Index Fund                        500                35.2
-------------------------------------------------------------------------------
Vanguard Health Care Index Fund                       284                47.2
-------------------------------------------------------------------------------
Vanguard Industrials Index Fund                       357                40.6
-------------------------------------------------------------------------------
Vanguard Information Technology Index                 406                54.6
Fund
-------------------------------------------------------------------------------
Vanguard Materials Index Fund                         118                51.6
-------------------------------------------------------------------------------
Vanguard Telecommunication Services                    46                64.8
Index Fund
-------------------------------------------------------------------------------
Vanguard Utilities Index Fund                          86                45.1
-------------------------------------------------------------------------------







[FLAG]
Each Fund is subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock.

Each Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because each Fund tends to invest a high percentage of its assets in its ten largest holdings and in its single largest holding, nondiversification risk is high for the Funds.


[FLAG]
Each Fund is subject to investment style risk, which is the chance that returns from small- and mid-cap stocks (to the extent that the Fund's assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

Other Investment Policies and Risks
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all of the stocks that make up the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.



[FLAG]
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), an physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).

The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

The reasons for which a Fund may invest in futures and options include:

.. To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

.. To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

-------------------------------------------------------------------------------

 Plain Talk About Derivatives

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.

-------------------------------------------------------------------------------



Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund's best interest, so long as the alternative is consistent with the Fund's investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.


Special Risks of Exchange-Traded Shares

[FLAG]
ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough ETF Shares to constitute a Creation Unit.

[FLAG]
The market price of ETF Shares may differ from NAV. Vanguard ETF Shares are listed for trading on a national securities exchange and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when you buy ETF Shares on the secondary market, and you may receive less than NAV when you sell those shares.


The market price of ETF Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of ETF Shares is falling fastest--and this may be the time that you most want to sell ETF Shares.

The following table shows the number of times the Funds' ETF Shares traded at a premium or discount to NAV as well as the size of the premium or discount.


Premium/Discount Information as of the Most Recent Calendar Quarter Ended
September 30, 2008
                          Market Price Above or Equal to NAV       Market Price Below NAV
--------------------------------------------------------------------------------------------
Basis Point                   Number          Percentage         Number           Percentage
Differential/1/              of Days       of Total Days        of Days        of Total Days
--------------------------------------------------------------------------------------------
Vanguard Consumer Discretionary ETF (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           611               51.74%           519               43.95%
--------------------------------------------------------------------------------------------
25-49.9                           32                2.71              7                 0.59
--------------------------------------------------------------------------------------------
50-74.9                            2                0.17              2                 0.17
--------------------------------------------------------------------------------------------
75-100                             1                0.08              0                 0.00
--------------------------------------------------------------------------------------------
>100                               2                0.17              5                 0.42
--------------------------------------------------------------------------------------------
Total                            648                54.8              5                 45.1
--------------------------------------------------------------------------------------------
Vanguard Consumer Staples ETF (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           634              53.68%             52               44.63%
--------------------------------------------------------------------------------------------
25-49.9                           12                1.02              5                 0.42
--------------------------------------------------------------------------------------------
50-74.9                            0                0.00              0                 0.00
--------------------------------------------------------------------------------------------
75-100                             0                0.00              2                 0.17
--------------------------------------------------------------------------------------------
>100                               1                0.08              0                 0.00
--------------------------------------------------------------------------------------------
Total                            647               54.78            534               45.22%
--------------------------------------------------------------------------------------------
1 One basis point equals 1/100 of 1%.

                          Market Price Above or Equal to NAV       Market Price Below NAV

--------------------------------------------------------------------------------------------
Basis Point                    Number          Percentage        Number          Percentage
Differential/1/               of Days       of Total Days       of Days       of Total Days
--------------------------------------------------------------------------------------------
Vanguard Energy ETF (Beginning September 23, 2004)
--------------------------------------------------------------------------------------------
0-24.9                            516              50.88%          476                46.95%
--------------------------------------------------------------------------------------------
25-49.9                            14                1.38            4                 0.39
--------------------------------------------------------------------------------------------
50-74.9                             2                0.20            1                 0.10
--------------------------------------------------------------------------------------------
75-100                              0                0.00            0                 0.00
--------------------------------------------------------------------------------------------
>100                                1                0.10            0                 0.00
--------------------------------------------------------------------------------------------
Total                             533              52.56%          481                47.44%
--------------------------------------------------------------------------------------------

Vanguard Financials ETF (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                            650              55.04%          464               39.29%
--------------------------------------------------------------------------------------------
25-49.9                            42               3.56             8                0.69
--------------------------------------------------------------------------------------------
50-74.9                             2               0.17             2                0.17
--------------------------------------------------------------------------------------------
75-100                              3               0.25             2                0.17
--------------------------------------------------------------------------------------------
>100                                3               0.25             5                0.42
--------------------------------------------------------------------------------------------
Total                             700             59.95%             4               40.73%
--------------------------------------------------------------------------------------------

Vanguard Health Care ETF (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                            697              59.02%          468                39.63%
--------------------------------------------------------------------------------------------
25-49.9                             9                0.76            5                 0.42
--------------------------------------------------------------------------------------------
50-74.9                             0                0.00            0                 0.00
--------------------------------------------------------------------------------------------
75-100                              0                0.00            0                 0.00
--------------------------------------------------------------------------------------------
>100                                2                0.17            0                 0.00
--------------------------------------------------------------------------------------------
Total                             708              59.95%          473                40.05%
--------------------------------------------------------------------------------------------

Vanguard Industrials ETF (Beginning September 23, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           499               49.20%          465                45.86%
--------------------------------------------------------------------------------------------
25-49.9                           36                 3.55            5                 0.49
--------------------------------------------------------------------------------------------
50-74.9                            1                 0.10            0                 0.00
--------------------------------------------------------------------------------------------
75-100                             3                 0.30            1                 0.10
--------------------------------------------------------------------------------------------
>100                               2                 0.20            2                 0.20
--------------------------------------------------------------------------------------------
Total                            541               53.35%          473                46.65%
--------------------------------------------------------------------------------------------
1 One basis point equals 1/100 of 1%.



                          Market Price Above or Equal to NAV       Market Price Below NAV

--------------------------------------------------------------------------------------------
Basis Point                   Number          Percentage        Number            Percentage
Differential/1/              of Days       of Total Days       of Days        of Total Days
--------------------------------------------------------------------------------------------
Vanguard Information Technology ETF (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           665              56.31%           470                39.80%
--------------------------------------------------------------------------------------------
25-49.9                           15                1.27            11                 0.93
--------------------------------------------------------------------------------------------
50-74.9                            2                0.17             2                 0.17
--------------------------------------------------------------------------------------------
75-100                             0                0.00             2                0.17
--------------------------------------------------------------------------------------------
>100                               7                0.59             7                  0.
--------------------------------------------------------------------------------------------
Total                            689              58.34%             4                 41.66
--------------------------------------------------------------------------------------------

Vanguard Materials ETF (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           563              47.68%           604                51.15%
--------------------------------------------------------------------------------------------
25-49.9                            1                0.08             2                  0.17
--------------------------------------------------------------------------------------------
50-74.9                            2                0.17             7                  0.59
--------------------------------------------------------------------------------------------
75-100                             0                0.00             1                  0.08
--------------------------------------------------------------------------------------------
>100                               1                0.08             0                  0.00
--------------------------------------------------------------------------------------------
Total                            567              48.01%           614                51.99%
--------------------------------------------------------------------------------------------

Vanguard Telecommunication Services ETF (Beginning September 23, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           453              44.77%           493                48.62%
--------------------------------------------------------------------------------------------
25-49.9                           36                3.55            10                  0.99
--------------------------------------------------------------------------------------------
50-74.9                            1                0.10             4                  0.39
--------------------------------------------------------------------------------------------
75-100                             2                0.20             2                  0.20
--------------------------------------------------------------------------------------------
>100                               5                0.49             7                  0.69
--------------------------------------------------------------------------------------------
Total                              4               49.11           516                50.89%
--------------------------------------------------------------------------------------------

Vanguard Utilities ETF (Beginning January 26, 2004)
--------------------------------------------------------------------------------------------
0-24.9                           589               49.88%          572                48.44%
--------------------------------------------------------------------------------------------
25-49.9                            6                0.51             8                 0.68
--------------------------------------------------------------------------------------------
50-74.9                            0                0.00             1                 0.08
--------------------------------------------------------------------------------------------
75-100                             0                0.00             1                 0.08
--------------------------------------------------------------------------------------------
>100                               1                 0.0             3                 0.25
--------------------------------------------------------------------------------------------
Total                            596                 50.           585                49.53%
--------------------------------------------------------------------------------------------

1 One basis point equals 1/100 of 1%.


The following table shows the cumulative (not annual) total returns of each Fund's ETF Shares, based on the shares' NAV and market price, and the Fund's target index.




Cumulative Total Returns as of the Most Recent Calendar Quarter Ended
September 30, 2008
                                                       1 Year           Since
                                                                    Inception
-------------------------------------------------------------------------------
Vanguard Consumer Discretionary ETF/1/
-------------------------------------------------------------------------------
Return Based on NAV                                   -25.53%          -9.11%
-------------------------------------------------------------------------------
Return Based on Market Price                           -25.60            9.22
-------------------------------------------------------------------------------
MSCI US IMI/Consumer Discretionary Index               -25.51           -8.50
-------------------------------------------------------------------------------
Vanguard Consumer Staples ETF/1/
-------------------------------------------------------------------------------
Return Based on NAV                                    -1.79%           42.10
-------------------------------------------------------------------------------
Return Based on Market Price                            -1.59           42.39
-------------------------------------------------------------------------------
MSCI US IMI/Consumer Staples Index                      -0.47           43.11
-------------------------------------------------------------------------------
Vanguard Energy ETF/2/
-------------------------------------------------------------------------------
Return Based on NAV                                   -12.88%           97.18
-------------------------------------------------------------------------------
Return Based on Market Price                           -13.01           97.02
-------------------------------------------------------------------------------
MSCI US IMI/Energy Index                               -13.40           94.44
-------------------------------------------------------------------------------
Vanguard Financials ETF/1/
-------------------------------------------------------------------------------
Return Based on NAV                                   -33.66%          -13.42%
-------------------------------------------------------------------------------
Return Based on Market Price                           -33.67          -13.36
-------------------------------------------------------------------------------
MSCI US IMI/Financials Index                           -33.71          -12.88
-------------------------------------------------------------------------------
Vanguard Health Care ETF/1/
-------------------------------------------------------------------------------
Return Based on NAV                                    -11.42            9.96
-------------------------------------------------------------------------------
Return Based on Market Price                           -11.23           10.19
-------------------------------------------------------------------------------
MSCI US IMI/Health Care Index                          -11.23           11.08
-------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004.

2 Since-inception returns are from September 23, 2004.










Cumulative Total Returns as of the Most Recent Calendar Quarter Ended
September 30, 2008
                                                       1 Year             Since
                                                                      Inception
-------------------------------------------------------------------------------
Vanguard Industrials ETF/2/
-------------------------------------------------------------------------------
Return Based on NAV                                   -23.79%             23.37
-------------------------------------------------------------------------------
Return Based on Market Price                           -23.73             23.56
-------------------------------------------------------------------------------
MSCI US IMI/Industrials Index                          -23.67             22.17
-------------------------------------------------------------------------------
Vanguard Information Technology ETF/1/
-------------------------------------------------------------------------------
Return Based on NAV                                   -23.28%            -6.92%
-------------------------------------------------------------------------------
Return Based on Market Price                           -23.07             -6.55
-------------------------------------------------------------------------------
MSCI US IMI/Information Technology Index               -23.16             -6.08
-------------------------------------------------------------------------------
Vanguard Materials ETF/1/

-------------------------------------------------------------------------------
Return Based on NAV                                   -21.13%            47.29%
-------------------------------------------------------------------------------
Return Based on Market Price                           -21.14            47.21
-------------------------------------------------------------------------------
MSCI US IMI/Materials Index                            -21.15            48.30
-------------------------------------------------------------------------------
Vanguard Telecommunication Services ETF/2/
-------------------------------------------------------------------------------
Return Based on NAV                                    -33.93            16.35
-------------------------------------------------------------------------------
Return Based on Market Price                           -33.79            16.48
-------------------------------------------------------------------------------
MSCI US IMI/Telecommunication Services Index           -33.74            13.57
-------------------------------------------------------------------------------
Vanguard Utilities ETF/1/
-------------------------------------------------------------------------------
Return Based on NAV                                    -14.79            58.36%
-------------------------------------------------------------------------------
Return Based on Market Price                           -14.72            58.42
-------------------------------------------------------------------------------
MSCI US IMI/Utilities Index                            -14.59            59.88
-------------------------------------------------------------------------------
1 Since-inception returns are from January 26, 2004.
2 Since-inception returns are from September 23, 2004.

Note: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's ETF Shares. The website also will disclose how frequently each Fund's ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.


[FLAG]
An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained.

[FLAG]
Trading may be halted. Trading of Vanguard ETF Shares on a national securities exchange will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of ETF Shares also will be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange, or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


Note: If trading of ETF Shares on the listing exchange is halted, eligible investors (see the following section) will still be able to purchase Creation Units of ETF Shares directly from an issuing Fund and redeem such units with the Fund.



Purchasing Vanguard ETF Shares From an Issuing Fund
You can purchase ETF Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:

.. Eligible Investors. To purchase ETF Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

.. Creation Units. You must purchase ETF Shares in large blocks known as "Creation Units." The number of ETF Shares in a Creation Unit is 100,000. The Funds will not issue fractional Creation Units.


.. In-Kind Creation Basket. To purchase a Creation Unit-size block of ETF Shares, you must deposit with an issuing Fund a basket of securities. Each business day, after the close of trading on the NYSE Arca, the Funds' advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in the next business day's creation basket (each, a Deposit Security). Each Fund reserves the right to permit or require purchasers to tender a nonconforming creation basket, including a basket that contains cash in lieu of any Deposit Security.


.. Purchase Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Purchase Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the Deposit Securities. The Purchase Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Funds' advisor will publish, on a daily basis, information about the previous day's Purchase Balancing Amount. You also must pay a transaction fee in cash. The Purchase Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

.. Placement and Timing of Purchase Orders. A purchase order must be received by the Funds' Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.


.. Clearance and Settlement of Purchase Orders. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process may be charged a higher transaction fee.

.. Transaction Fee on Purchase of Creation Units. Each Fund imposes a transaction fee in the amount of $1,000 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would range from $1,000 (for Consumer Staples ETF, Energy ETF, Materials ETF, Telecommunication Services ETF, and Utilities ETF) to $2,500 (for Financials ETF). Investors permitted to tender a nonconforming creation basket may be subject to an additional charge commensurate with the cost to the Fund. The transaction fee (paid to the Fund, not to Vanguard or a third party) protects existing shareholders of the Fund from the costs associated with issuing Creation Units.


The following table summarizes each Fund's transaction fees:





                                                              Total Transaction Fee
                            Standard     (for purchases and redemptions outside the
                         Transaction        Continuous Net Settlement System of the
Vanguard ETF                     Fee      National Securities Clearing Corporation)
-----------------------------------------------------------------------------------

Vanguard Consumer             $1,000                                        $2,040
Discretionary ETF
-----------------------------------------------------------------------------------
Vanguard Consumer              1,000                                         1,000
Staples ETF
-----------------------------------------------------------------------------------
Vanguard Energy ETF            1,000                                         1,000
-----------------------------------------------------------------------------------
Vanguard Financials            1,000                                         2,500
ETF
-----------------------------------------------------------------------------------
Vanguard Health Care           1,000                                         1,420
ETF
-----------------------------------------------------------------------------------
Vanguard Industrials           1,000                                         1,785
ETF
-----------------------------------------------------------------------------------
Vanguard Information           1,000                                         2,030
Technology ETF
-----------------------------------------------------------------------------------
Vanguard Materials ETF         1,000                                         1,000
-----------------------------------------------------------------------------------
Vanguard
Telecommunication              1,000                                         1,000
Services ETF
-----------------------------------------------------------------------------------
Vanguard Utilities ETF         1,000                                         1,000
-----------------------------------------------------------------------------------


Redeeming Vanguard ETF Shares With an Issuing Fund
The redemption process is essentially the reverse of the purchase process.

.. Eligible Investors. To redeem ETF Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.

.. Creation Units. To redeem ETF Shares with a Fund, you must tender the shares in Creation Unit-size blocks.

.. In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities (Redemption Securities). In most cases, the Redemption Securities you receive will be the same as the Deposit Securities required of investors purchasing Creation Units on the same day. There will be times, however, when the Deposit and Redemption Securities differ. The name and number of the Redemption Securities in the redemption basket will be available on the NSCC bulletin board. Each Fund reserves the right to deliver a nonconforming redemption basket.

.. Redemption Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the Redemption Securities, you will either receive from or pay to the Fund a Redemption Balancing Amount in cash. If you are due to receive a Redemption Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

.. Placement and Timing of Redemption Orders. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date (generally 4 p.m., Eastern time), and if all other procedures set forth in the Participation Agreement are followed.

.. Clearance and Settlement of Redemption Orders. As with purchases, redemption orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee.

.. Transaction Fee on Redemption of Creation Units. Each Fund imposes a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section), regardless of the number of units redeemed. As with the transaction fee on purchases, the transaction fee on redemptions (paid to the Fund, not to Vanguard or a third party) protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

Purchasing and Selling Vanguard ETF Shares on the Secondary Market
You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell ETF Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.


Conversion Privilege

Owners of conventional shares issued by the Funds may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares to ETF Shares. Vanguard imposes a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.

Unless you are an Authorized Participant, you must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.


Please note that upon converting your conventional mutual fund shares to ETF Shares, you will need to select a cost-basis method of accounting for your ETF Shares. Options for your cost-basis method will depend on your historical transaction activity in the conventional shares. Prior to conversion, please consult your tax advisor to identify your options and select a method. You should also contact your broker to ensure that the method you choose is offered by your particular brokerage firm.


Converting conventional shares to ETF Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective net asset values of the two share classes.

Your Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.

Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.


If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services/(R)/ (Vanguard Brokerage), all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.

Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:


.. The conversion transaction is nontaxable except, as applicable, to the limited extent as previously described.

.. The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.

.. Until the conversion process is complete, you will remain fully invested in a fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

.. During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your ETF Shares.


Frequent Trading and Market-Timing
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capital gains, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. Moreover, the issuing fund imposes transaction fees on in-kind purchases and redemptions of ETF Shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund's Portfolio & Management page, a detailed list of the securities held by the Fund as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



Precautionary Notes
A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.


A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a "distribution" of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary-market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.


Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.



A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A. (For this reason, Vanguard ETFs do not intend to include 144A securities in their redemption baskets.)

A precautionary note to investment companies: For purposes of the Investment Company Act of 1940, Vanguard ETF Shares are issued by registered investment companies, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act, except as permitted by an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

A note on unusual circumstances: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

--------------------------------------------------------------------------------



Turnover Rate

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The average turnover rate for domestic stock funds was approximately 92%, as reported by Morningstar, Inc., on August 31, 2008.


--------------------------------------------------------------------------------

 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

--------------------------------------------------------------------------------



The Funds and Vanguard


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets in excess of $1.2 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------

 PLAIN TALK/(R)/ ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.

--------------------------------------------------------------------------------



Investment Advisor


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2008, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended August 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangements, see the most recent annual report to shareholders covering the fiscal year ended August 31.

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

The managers primarily responsible for the day-to-day management of the Funds are:


Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed investment portfolios since 1991; and has managed the Materials Index Fund since its inception. Education: B.S., University of Vermont; M.B.A., Villanova University.

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; and has managed the Utilities Index Fund since its inception. Education: B.S.B.A., Shippensburg University.

Ryan E. Ludt, Principal of Vanguard. He has been with Vanguard since 1997; has managed investment portfolios since 2000; has managed the Financials Index, Health Care Index, and Telecommunication Services Index Funds since their inception; and has managed the Energy Index Fund since 2006. Education: B.S., The Pennsylvania State University.

Gerard C. O'Reilly, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1994; and has managed the Consumer Staples Index Fund since its inception. Education: B.S., Villanova University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the Consumer Discretionary Index, Industrials Index, and Information Technology Index Funds since their inception. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


Dividends, Capital Gains, and Taxes


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Financials and Utilities Index Funds generally are distributed quarterly in March, June, September, and December; income dividends for the Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials, Information Technology, Materials, and Telecommunication Services Index Funds generally are distributed annually in December. Capital gains distributions generally occur annually in December.

--------------------------------------------------------------------------------

 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------




Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in a Fund's ETF Shares must hold their shares at a broker that offers a reinvestment service (either the broker's own service or a service made available by a third party, such as the broker's outside clearing firm or the Depository Trust Company). If a reinvestment service is available and used, distributions of both income and capital gains will automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors would receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund's shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund's income, gains, and losses.


Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

.. Distributions are taxable to you, whether or not you reinvest these amounts in additional ETF Shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned ETF Shares.


.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.


.. A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.


Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes.

Note: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.


Daily Pricing


The net asset value, or NAV, of each Fund's ETF Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class.

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks, or if you convert your conventional fund shares to ETF Shares.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When reliable market quotations are not readily available, securities are priced at their fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time.

Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade during the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's ETF Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the NYSE Arca.



Financial Highlights


The following financial highlights tables are intended to help you understand the ETF Shares' financial performance for the periods shown, and certain information reflects financial results for a single ETF Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the ETF Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--are included in the Funds' most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

--------------------------------------------------------------------------------

 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Consumer Discretionary ETF Shares as an example. The ETF Shares began fiscal year 2008, with a net asset value (price) of $60.02 per share. During the year, each ETF Share earned $0.592 from investment income (interest and dividends). There was a decline of $11.772 per share in the value of investments held or sold by the Fund, resulting in a net decline of $11.18 per share from investment operations.

 Shareholders received $0.46 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $48.38, reflecting losses of $11.18 per share and distributions of $0.46 per share. This was a decrease of $11.64 per share (from $60.02 at the beginning of the year to $48.38 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -18.70% for the year.

 As of August 31, 2008, the ETF Shares had approximately $257 million in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 1.16% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

--------------------------------------------------------------------------------

Consumer Discretionary ETF

                                                                                                                           Jan. 26,
                                                                                         Year Ended August 31,           2004/1/ to
                                         ---------------------------------------------------------------------             Aug. 31,
                                                       2008             2007             2006             2005                 2004
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $60.02           $52.28           $53.65           $46.99                $50.09
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                               .592/2/             .450          .494/2/          .350/2/                  .200
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain                   (11.772)            7.760          (1.556)            6.660                (3.300
(Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   (11.180)            8.210          (1.062)            7.010                (3.100
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment
Income                                               (.460)           (.470)           (.308)           (.350)                    --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                              --               --               --               --                   --
Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (.460)           (.470)           (.308)           (.350)                    --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $48.38           $60.02           $52.28           $53.65                $46.99
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                                        -18.70%           15.69%           -1.99%           14.91%                -6.19%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                   $257             $114              $47              $32                   $19
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                    0.20%            0.22%            0.25%            0.26%              0.28%/3/
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to                     1.16%            0.89%            0.92%            0.69%              0.68%/3/
Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                        12%               8%              10%              13%                   11%
-----------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.


Consumer Staples ETF
                                                                                                                Jan. 26,
                                                                                                              2004/1/ to
                                                                                   Year Ended August 31,        Aug. 31,
                                       -----------------------------------------------------------------            2004
                                                2008             2007             2006             2005
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $67.35           $61.94           $56.03           $52.28          $50.84
-------------------------------------------------------------------------------------------------------------------------
Investment Operations
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                       1.327/2/            1.370         1.090/2/          .950/2/            .470
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                          1.522            5.000            5.523            3.894            .970

-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               2.849            6.370            6.613            4.844            1.440
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (1.159)           (.960)           (.703)           (.853)               --
-------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital               --               --               --           (.241)               --
Gains
-------------------------------------------------------------------------------------------------------------------------

Total Distributions                          (1.159)           (.960)           (.703)         (1.094)

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $69.04           $67.35           $61.94           $56.03           $52.28

-------------------------------------------------------------------------------------------------------------------------
Total Return                                   4.18%           10.38%           11.91%            9.33%            2.83%
-------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $518             $310             $211              $73              $21
-------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average             0.20%            0.22%            0.25%            0.26%         0.28%/3/
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to              1.93%            2.20%            1.93%            1.71%         1.51%/3/
Average Net Assets
-------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                 13%              12%              14%               7%              20%
-------------------------------------------------------------------------------------------------------------------------
1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.


Energy ETF


                                                                                      Year Ended August 31,       Sept. 23, 2004/1/
                                                      -----------------------------------------------------             to Aug. 31,
                                                                    2008              2007             2006                    2005
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $100.92            $80.90           $72.72                   $49.24
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           1.059/2/          1.080/2/          .966/2/               1.169/2,5/
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)                            8.501            19.869            7.915                   22.527
on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   9.560            20.949            8.881                   23.696
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                              (.940)            (.929)           (.701)                   (.216)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                             --                --               --                       --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.940)            (.929)           (.701)                   (.216)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $109.54           $100.92           $80.90                   $72.72
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                       9.47%            26.09%           12.31%                   48.29%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                                $845              $656             $340                     $182
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                      0.20%             0.22%            0.25%                 0.26%/3/
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average                          1.04%             1.20%            1.23%               1.97%/3,5/
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                     11%               15%              21%                    16%
------------------------------------------------------------------------------------------------------------------------------------
1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

5 Net investment income per share and the ratio of net investment income to average net assets include $0.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August
 2005.

Financials ETF

                                                                                                                      Jan. 26,
                                                                                Year Ended August 31,               2004/1/ to
                                         ---------------------------------------------------------------------        Aug. 31,
                                              2008             2007             2006             2005                     2004
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of               $60.04           $59.57           $52.57           $50.57                  $50.51
Period
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                     1.449/2/         1.557/2/         1.430/2/         1.316/2/                    .700
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                     (19.368)             .282            6.800           2.160                    (.640)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations          (17.919)            1.839             8.23            3.476                     .060
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment               (1.461)         (1.369)          (1.230)          (1.476)                      --
Income
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized                     --               --               --               --                       --
Capital Gains
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (1.461)          (1.369)           (1.23)          (1.476)                       --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $40.66           $60.04           $59.57           $52.57                   $50.57
------------------------------------------------------------------------------------------------------------------------------

Total Return                               -30.30%            2.97%           15.82%            6.85%                    0.12%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period                     $651             $282             $125              $53                      $20
(Millions)
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average           0.20%            0.22%            0.25%            0.26%                 0.28%/3/
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                           3.11%            2.41%            2.52%            2.61%                 2.38%/3/
------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                               10%              12%               6%               6%                       9%
------------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Health Care ETF

                                                                                                                 Jan. 26,
                                                                                Year Ended August 31,          2004/1/ to
                                          --------------------------------------------------------------------    Aug. 31,
                                               2008             2007             2006             2005               2004
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $59.65           $55.99           $53.85           $47.90             $50.55
--------------------------------------------------------------------------------------------------------------------------
Investment Operations

--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          .720             .809          .622/2/          .597/2/                .230

--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)     (2.190)            3.466            1.905            5.486             (2.880)
on Investments
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations            (1.470)            4.275            2.527            6.083             (2.650)
--------------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income         (.820)           (.615)           (.387)           (.133)                 --
--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital             --                --               --               --                 --
Gains
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (.820)           (.615)           (.387)           (.133)                 --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $57.36           $59.65           $55.99           $53.85              $47.90
--------------------------------------------------------------------------------------------------------------------------
Total Return                                 -2.55%            7.69%            4.71%           12.72%              -5.24%
--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)          $614             $477             $364             $205                  $19
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average            0.20%            0.22%            0.25%            0.26%            0.28%/3/
Net Assets
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to             1.41%            1.46%            1.15%            1.13%            1.09%/3/
Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                 8%              10%              11%               9%                  8%
--------------------------------------------------------------------------------------------------------------------------
1 Inception.
2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Industrials ETF
                                                                                                                 Sept. 23,
                                                                                                                2004/1/ to
                                                                                Year Ended August 31,             Aug. 31,
                                                      --------------------------------------------------------        2005
                                                               2008             2007             2006
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $73.94           $59.85           $54.30               $48.79
--------------------------------------------------------------------------------------------------------------------------
Investment Operations

--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                         1.157         1.026/2/          .842/2/                .650

--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on                  (7.466)           13.808            5.160                5.180
Investments
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (6.309)           14.834            6.002                5.830

--------------------------------------------------------------------------------------------------------------------------
Distributions

--------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                         (.981)           (.744)           (.452)               (.320)

--------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --               --               --                   --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.981)         (  .744)           (.452)               (.320)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $66.65           $73.94           $59.85               $54.30
--------------------------------------------------------------------------------------------------------------------------
Total Return                                                 -8.65%           24.95%           11.08%               11.94%
--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                           $347             $229             $120                  $16
--------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0.20%            0.22%            0.25%             0.26%/3/
--------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets          1.68%            1.50%            1.38%             1.30%/3/
--------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                                 7%              13%               9%                  11%
--------------------------------------------------------------------------------------------------------------------------
1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.

Information Technology ETF

                                                                                                                    Jan. 26,
                                                                                         Year Ended August 31,    2004/1/ to
                                          ----------------------------------------------------------------------    Aug. 31,
                                                 2008          2007             2006              2005                  2004
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $58.52        $47.66           $46.76             $40.46               $50.89
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .249         .231/2/        .175/2/            .670/3/                .030
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)       (5.274)        10.765             .816              6.239             (10.460)
on Investments
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              (5.025)        10.996             .991              6.909             (10.430)
----------------------------------------------------------------------------------------------------------------------------
Distributions

----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.175)        (.136)           (.091)             (.609)                  --
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital                              --               --                 --                   --
Gains
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (.175)        (.136)           (.091)             (.609)                  --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $53.32        $58.52           $47.66             $46.76               $40.46
----------------------------------------------------------------------------------------------------------------------------
Total Return                                   -8.62%        23.10%            2.11%             17.07%              -20.50%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)             $497          $439             $172                $51                  $16
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net          0.20%         0.22%            0.25%              0.26%             0.28%/4/
Assets
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                              0.51%         0.42%            0.36%           1.28%/3/             0.12%/4/
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                  11%            8%               8%                 7%                   9%
----------------------------------------------------------------------------------------------------------------------------
1 Inception.

2 Calculated based on average shares outstanding.

3 Net investment income per share and the ratio of net investment income to average net assets include $0.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4 Annualized.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
 Fund's capital shares, including ETF Creation Units.

Materials ETF

                                                                                                                    Jan. 26,
                                                                                                                   2004/1/to
                                                                                Year Ended August 31,               Aug. 31,
                                             ----------------------------------------------------------
                                                 2008             2007             2006             2005                2004
Net Asset Value, Beginning of Period           $82.10           $63.65           $55.70           $52.13              $49.48
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           1.470         1.418/2/         1.336/2/             .915                .580
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain
(Loss) on Investments                           1.977           18.168            7.582            3.630               2.070
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                3.447           19.586            8.918            4.545              2.650
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (1.277)         (1.136)           (.968)           (.975)                  --
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital                --               --               --               --                  --
Gains
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.277)         (1.136)           (.968)           (.975)                  --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $84.27           $82.10           $63.65           $55.70              $52.13
----------------------------------------------------------------------------------------------------------------------------
Total Return                                    4.15%           31.06%           16.11%            8.62%               5.36%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)             $365             $312              $95              $50                 $21
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average              0.20%            0.22%            0.25%            0.26%            0.28%/3/
Net Assets
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to               1.79%            1.84%            2.16%            1.83%            1.93%/3/
Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                  10%               6%              13%              12%                  8%
----------------------------------------------------------------------------------------------------------------------------
1 Inception.

2 Calculated based on average shares

3 Annualized

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the
   Fund's capital shares, including ETF Creation Units.

Telecommunication Services ETF

                                                                                                          Sept. 23,
                                                                              Year Ended Aug. 31,        2004/1/ to
                                                            -------------------------------------          Aug. 31,
                                                              2008          2007             2006              2005
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $80.60        $65.40             $55.35          $49.50
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      1.764/2/     1.741/2/         2.040/2,5/        1.300/2/
-------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments     (18.316)       14.386              9.567            4.96
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (16.552)       16.127             11.607            6.26
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                       (1.998)        (.927)            (1.557)           (.41)
-------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                       --           --                  --              --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.998)        (.927)            (1.557)           (.41)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $62.05        $80.60             $65.40          $55.35
===================================================================================================================

TOTAL RETURN                                               -20.94%        24.81%             21.49%          12.65%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                          $143          $266                $72             $17
-------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                0.20%         0.23%              0.25%        0.26%/3/
-------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets         2.55%         2.21%           3.31%/5/        2.72%/3/
-------------------------------------------------------------------------------------------------------------------
Turnover Rate/4/                                               28%           17%                32%             41%
===================================================================================================================
1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio  securities  received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares,  including ETF Creation Units.

5 Net  Investment  income  per share and the ratio of net  investment  income to average net assets  include
  $0.219 and 0.38%,  respectively,  resulting  from a special dividend from MCI in December 2005.


Utilities ETF
                                                                                                                    Jan. 26/1/ 2004
                                                                             Year Ended August 31,                      to Aug. 31,
                                                  ------------------------------------------------------------------
                                                 2008                2007                 2006                 2005            2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $80.92              $72.68               $67.80               $53.14          $49.64
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          2.285                2.180             2.214/2/             2.036/2/            1.11
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)       (2.695)               8.156                4.704               15.115            2.39
on Investments/3/
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               (.410)              10.336                6.918               17.151            3.50
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income          (2.290)             (2.096)              (2.038)              (2.491)              --
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --                  --                   --                   --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (2.290)             (2.096)              (2.038)              (2.491)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $78.22              $80.92               $72.68               $67.80          $53.14
===================================================================================================================================
Total Return                                   -0.66%              14.37%               10.52%               32.93%           7.05%
===================================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $371                 $285                 $183                  $95             $43
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net          0.20%               0.22%                0.25%                0.26%        0.28%/4/
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       2.80%               2.74%                3.29%                3.36%        3.82%/4/
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate/5/                                 18%                  12%                   9%                   7%              7%
===================================================================================================================================
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.04, $.06, $.01, and $.00.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund's capital shares, including ETF Creation Units.










CFA/(R)/ is a trademark owned by CFA Institute. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

Glossary of Investment Terms


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.


Bid-Asked Spread. The difference between what a buyer is willing to bid (pay) for a security and the seller's asking (offer) price.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Circuit Breaker. A rule that requires a halt in trading in the U.S. stock markets for a specific period of time when the Dow Jones Industrial Average declines by a specified percentage during the course of a trading day.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Creation Unit. A large block of a specified number of ETF Shares. Authorized Participants may purchase and redeem ETF Shares from the fund only in Creation Unit-size aggregations.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.



Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/ earnings ratio of 10.


Principal. The face value of a debt instrument or the amount of money put into an investment.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [SHIP LOGO  VANGUARD(R)]
                                                     Institutional Division
                                                     P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



For More Information

If you would like more information about Vanguard U.S. Sector ETFs, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' ETF Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about Vanguard ETF Shares, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Institutional Investor Information
P.O. Box 2900
Valley Forge, PA 19482-2600
Telephone: 866-499-8473




Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-1027


(C) 2008 The Vanguard Group, Inc. All rights reserved.
U.S. Pat. No. 6,879,964 B2, 7,337,138
Vanguard Marketing Corporation, Distributor.

P954 122008

                                     PART B

                            VANGUARD/(R)/ WORLD FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 29, 2008


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated December 29, 2008). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains a Fund's financial statements as hereby incorporated by reference, please contact Vanguard.

             PHONE: INVESTOR INFORMATION DEPARTMENT AT 800-662-7447

                          ONLINE: WWW.VANGUARD.COM



                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST....................................................B-1
INVESTMENT POLICIES.........................................................B-4
INVESTMENT LIMITATIONS.....................................................B-25
SHARE PRICE................................................................B-27
PURCHASE AND REDEMPTION OF SHARES..........................................B-28
MANAGEMENT OF THE FUNDS ...................................................B-29
INVESTMENT ADVISORY SERVICES...............................................B-47
PORTFOLIO TRANSACTIONS.....................................................B-57
PROXY VOTING GUIDELINES ...................................................B-60
INFORMATION ABOUT THE ETF SHARE CLASS......................................B-65
FINANCIAL STATEMENTS.......................................................B-73

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard World Fund (the Trust) was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc.

 The Trust currently offers the following funds and classes of shares:



                                                     SHARECLASSES/1/
                                                     ---------------
                                                                                  INSTITUTIONAL
FUND/2/                                        INVESTOR  ADMIRAL   INSTITUTIONAL      PLUS         ETF
-------                                        --------  -------   -------------      ----         ---
Vanguard U.S. Growth Fund                         Yes      Yes          No             No           No
Vanguard International Growth Fund                Yes      Yes          No             No           No
Vanguard FTSE Social Index Fund                   Yes      No           Yes            No           No
Vanguard Consumer Discretionary Index Fund        No       Yes          No             No           Yes
Vanguard Consumer Staples Index Fund              No       Yes          No             No           Yes
Vanguard Energy Index Fund                        No       Yes          No             No           Yes
Vanguard Financials Index Fund                    No       Yes          No             No           Yes
Vanguard Health Care Index Fund                   No       Yes          No             No           Yes
Vanguard Industrials Index Fund                   No       Yes          No             No           Yes
Vanguard Information Technology Index Fund        No       Yes          No             No           Yes
Vanguard Materials Index Fund                     No       Yes          No             No           Yes
Vanguard Telecommunication Services Index Fund    No       Yes          No             No           Yes
Vanguard Utilities Index Fund                     No       Yes          No             No           Yes
Vanguard Extended Duration Treasury Index Fund    No       No           Yes            Yes          Yes
Vanguard Mega Cap 300 Index Fund                  No       No           Yes            No           Yes
Vanguard Mega Cap 300 Value Index Fund            No       No           Yes            No           Yes
Vanguard Mega Cap 300 Growth Index Fund           No       No           Yes            No           Yes
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.


 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.


 Vanguard U.S. Growth, Vanguard International Growth, Vanguard FTSE Social Index, Vanguard Extended Duration Treasury Index, Vanguard Mega Cap 300 Index, Vanguard Mega Cap 300 Value Index, and Vanguard Mega Cap 300 Growth Index Funds are registered with the United States Securities and Exchange Commission (the
SEC) under the Investment Company Act of 1940 (the 1940 Act) as open-end diversified management investment companies. All other Funds are registered with the SEC as open-end nondiversified management investment companies.



 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Vanguard U.S. Sector Index Funds and Vanguard Mega Cap 300 Index Funds), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for Vanguard U.S. Growth
Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund and Vanguard Extended Duration Treasury Index
Fund), and U.S. Bank, N.A., 123 S. Broad Street, Philadelphia, PA 19109 (for Vanguard FTSE Social Index Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.



 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.


CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on an matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.



 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. ETF Shares cannot be converted into conventional shares of a Fund. For additional information about the conversion rights applicable to ETF Shares, please see "Information About the ETF Share Class."



 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS


Each Fund expects to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Vanguard International Growth Fund may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market these securities and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.


 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.



                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the U.S. Growth Fund will invest at least 80% of its assets in securities issued by U.S. companies. Each U.S. Sector Index Fund and Mega Cap 300 Index Fund will invest at least 80% of its assets in the stocks that make up its target index. The Extended Duration Treasury Index Fund invests at least 80% of its assets in treasury securities that are part of its target index. In applying these 80% policies, assets include net assets and borrowings for investment purposes.



 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales "against-the-box"); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.



 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.


 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc., or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.



 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.


 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.



 U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any

U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund's distributions of net investment income.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.



 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described under the heading "Other Investment Companies."



 Vanguard ETF(TM) *Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies", except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

---------
* U.S. Pat. No. 6,879,964 B2; 7,337,138.


 FOREIGN SECURITIES. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company's principal operations are conducted from the United States or when the company's equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.



 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.



 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described under the heading "Other Investment Companies."



 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Corporate loans and other forms of direct corporate indebtedness in which a fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse or unusual economic or market conditions.


 Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.



 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-- backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC., which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.



 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES--HYBRID ARMS. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.



 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.


 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and
(4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS --TAX CONSIDERATIONS FOR NON-U.S. INVESTORS. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to a fund's taxable year beginning prior to 2010, assuming the investor provides tax documentation certifying non-U.S. status. The relief does not by its terms apply to a fund's taxable year beginning in or after 2010 unless so extended by Congress. The 2008 Act also extends a partial exemption from U.S. estate tax for fund shares held by the estate of a non-U.S. decedent who dies before January 1, 2010.


 Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


 Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


                           VANGUARD U.S. GROWTH FUND
                       VANGUARD INTERNATIONAL GROWTH FUND
                      VANGUARD FTSE SOCIAL INDEX FUND


 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of Vanguard International Growth Fund and Vanguard FTSE Social Index Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                        VANGUARD U.S. SECTOR INDEX FUNDS


 BORROWING. Each Fund may borrow money only as permitted under the 1940 Act.


 COMMODITIES. Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 INDUSTRY CONCENTRATION. Each Fund will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name.


 LOANS. Each Fund may make loans only as permitted under the 1940 Act.


 REAL ESTATE. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. Each Fund may issue senior securities only as permitted under the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                 VANGUARD EXTENDED DURATION TREASURY INDEX FUND


 BORROWING. The Fund may borrow money only as permitted under the 1940 Act.


 COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any one industry except as necessary to approximate the composition of its target index.


 LOANS. The Fund may make loans only as permitted under the 1940 Act.


 REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

 SENIOR SECURITIES. The Fund may issue senior securities only as permitted under the 1940 Act.


 UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                        VANGUARD MEGA CAP 300 INDEX FUND
                     VANGUARD MEGA CAP 300 VALUE INDEX FUND
                    VANGUARD MEGA CAP 300 GROWTH INDEX FUND


 BORROWING. Each Fund may borrow money only as permitted under the 1940 Act.


 COMMODITIES. Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.


 DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not:
(1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.


 INDUSTRY CONCENTRATION. Each Fund will not invest more than 25% of its total assets in any one industry.


 LOANS. Each Fund may make loans only as permitted under the 1940 Act.


 REAL ESTATE. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.


 SENIOR SECURITIES. Each Fund may issue senior securities only as permitted under the 1940 Act.


 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


                                   ALL FUNDS


Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see "Investment Policies."


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                                  SHARE PRICE


Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES (OTHER THAN ETF SHARES)


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.


 EXCHANGE OF SECURITIES FOR SHARES OF A FUND. In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by an index fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of NAV after such acceptance. Shares of each fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.


 A fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the fund;
(2) the transaction will not cause the fund's weightings to become imbalanced with respect to the weightings of the securities included in the target index for an index fund; (3) the investor represents and agrees that all securities offered to the fund are not subject to any restrictions upon their sale by the fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the fund's net assets immediately prior to the transaction.


 Investors interested in purchasing fund shares in kind should contact Vanguard.


REDEMPTION OF SHARES (OTHER THAN ETF SHARES)


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 There is no charge for share redemptions from Vanguard U.S. Growth Fund, Vanguard FTSE Social Index Fund, Vanguard Extended Duration Treasury Index Fund, or the Vanguard Mega Cap 300 Index Funds.


 The International Growth Fund charges a 2% fee on shares redeemed within two months of purchase. The U.S. Sector Index Funds charge a 2% fee on shares redeemed within one year of purchase. These fees are withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


 Information regarding the application of redemption fees is described more fully in the Funds' prospectuses.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation (VMC), the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of August 31, 2008, each Fund had contributed capital to Vanguard as follows:



                                                       CAPITAL     PERCENTAGE OF        PERCENT OF
                                               CONTRIBUTION TO              FUND        VANGUARD'S
 FUND                                                 VANGUARD        NET ASSETS    CAPITALIZATION
 ----                                                 --------        ----------    --------------
 Vanguard U.S. Growth Fund                          $  407,000             0.01%             0.41%
 Vanguard International Growth Fund                  1,515,000             0.01              1.51
 Vanguard FTSE Social Index Fund                        45,000             0.01              0.04
 Vanguard Consumer Discretionary Index Fund             19,000             0.01              0.02
 Vanguard Consumer Staples Index Fund                   39,000             0.01              0.04
 Vanguard Energy Index Fund                             82,000             0.01              0.08
 Vanguard Financials Index Fund                         59,000             0.01              0.06
 Vanguard Health Care Index Fund                        56,000             0.01              0.06
 Vanguard Industrials Index Fund                        25,000             0.01              0.02
 Vanguard Information Technology Index Fund             42,000             0.01              0.04
 Vanguard Materials Index Fund                          44,000             0.01              0.04
 Vanguard Telecommunication Services Index Fund         14,000             0.01              0.01
 Vanguard Utilities Index Fund                          41,000             0.01              0.04
 Vanguard Extended Duration Treasury Index Fund         17,000             0.01              0.02
 Vanguard Mega Cap 300 Index Fund                       11,000             0.01              0.01
 Vanguard Mega Cap 300 Value Index Fund                 10,000             0.01              0.01
 Vanguard Mega Cap 300 Growth Index Fund                20,000             0.01              0.02


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of August 31, 2008, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets.

Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.


 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended August 31, 2006, 2007, and 2008, and are presented as a percentage of each Fund's average month-end net assets.




                                              ANNUAL SHARED FUND OPERATING EXPENSES
                                           (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                           -------------------------------------------
FUND                                                                    2006                       2007                       2008
----                                                                    ----                       ----                       ----
U.S. GROWTH FUND
Management and Administrative Expenses:                                0.50%                      0.48%                      0.36%
Marketing and Distribution Expenses:                                   0.02                       0.02                       0.02

INTERNATIONAL GROWTH FUND
Management and Administrative Expenses:                                0.45%                      0.41%                      0.41%
Marketing and Distribution Expenses:                                   0.02                       0.02                       0.02

FTSE SOCIAL INDEX FUND
Management and Administrative Expenses:                                0.18%                      0.17%                      0.17%
Marketing and Distribution Expenses:                                   0.03                      0.025                       0.03

CONSUMER DISCRETIONARY INDEX FUND
Management and Administrative Expenses:                                0.10%                      0.13%                      0.15%
Marketing and Distribution Expenses:                                   0.03                       0.02                       0.02

CONSUMER STAPLES INDEX FUND
Management and Administrative Expenses:                                0.20%                      0.17%                      0.16%
Marketing and Distribution Expenses:                                   0.03                       0.03                       0.02

ENERGY INDEX FUND
Management and Administrative Expenses:                                0.22%                      0.18%                      0.17%
Marketing and Distribution Expenses:                                   0.02                       0.02                       0.02

FINANCIALS INDEX FUND
Management and Administrative Expenses:                                0.15%                      0.15%                      0.15%
Marketing and Distribution Expenses:                                   0.02                       0.02                       0.02

HEALTH CARE INDEX FUND
Management and Administrative Expenses:                                0.20%                      0.19%                      0.17%
Marketing and Distribution Expenses:                                   0.03                       0.02                       0.02

INDUSTRIALS INDEX FUND
Management and Administrative Expenses:                                0.16%                      0.15%                      0.15%
Marketing and Distribution Expenses:                                   0.01                       0.02                       0.03

INFORMATION TECHNOLOGY INDEX FUND
Management and Administrative Expenses:                                0.18%                      0.16%                      0.16%
Marketing and Distribution Expenses:                                   0.02                       0.02                       0.03

MATERIALS INDEX FUND
Management and Administrative Expenses:                                0.19%                      0.17%                      0.17%
Marketing and Distribution Expenses:                                   0.02                       0.02                       0.02

TELECOMMUNICATION SERVICES INDEX FUND
Management and Administrative Expenses:                                0.19%                      0.19%                      0.15%
Marketing and Distribution Expenses:                                   0.01                       0.01                       0.03

UTILITIES INDEX FUND
Management and Administrative Expenses:                                0.15%                      0.19%                      0.16%
Marketing and Distribution Expenses:                                   0.02                       0.02                       0.02

                                              ANNUAL SHARED FUND OPERATING EXPENSES
                                           (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                           -------------------------------------------
FUND                                                                    2006                       2007                       2008
----                                                                    ----                       ----                       ----
EXTENDED DURATION TREASURY INDEX FUND/1/
Management and Administrative Expenses:                                   --                         --                      0.03%
Marketing and Distribution Expenses:                                      --                         --                      0.01

MEGA CAP 300 INDEX FUND/2/
Management and Administrative Expenses:                                   --                         --                      0.03%
Marketing and Distribution Expenses:                                      --                         --                      0.01

MEGA CAP 300 VALUE INDEX FUND/2/
Management and Administrative Expenses:                                   --                         --                      0.04%
Marketing and Distribution Expenses:                                      --                         --                      0.01

MEGA CAP 300 GROWTH INDEX FUND/2/
Management and Administrative Expenses:                                   --                         --                      0.06%
Marketing and Distribution Expenses:                                      --                         --                      0.01

1 The inception date for the Vanguard Extended Duration Treasury Index Fund was September 19, 2007.
2 The inception date for the Vanguard Mega Cap 300 Index Fund, Mega Cap 300 Value Index Fund, and Mega Cap 300 Growth Index Fund
was December 10, 2007.



 Each investment advisor may direct certain security trades to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.


OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                                           VANGUARD        PRINCIPAL OCCUPATION(S) DURING THE
                        POSITION(S)        FUNDS' TRUSTEE/ PAST FIVE YEARS AND OUTSIDE DIRECTORSHIPS     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH     HELD WITH FUNDS    OFFICER SINCE                                              OVERSEEN BY TRUSTEE/OFFICER
-------------------     ---------------    --------------  --------------------------                 ---------------------------
INTERESTED TRUSTEE

INTERESTED TRUSTEE
John J. Brennan/1/      Chairman of the    May 1987       Chairman of the Board and Director                                155
(1954)                  Board and Trustee                 (Trustee)of Vanguard and of each of the
                                                          investment companies served by Vanguard;
                                                          Chief Executive Officer and President
                                                          of Vanguard (1996-2008).
INDEPENDENT TRUSTEES
Charles D. Ellis        Trustee            January 2001   Applecore Partners (pro bono ventures in education);              155
(1937)                                                    Senior Advisor to Greenwich Associates (international
                                                          business strategy consulting); Successor Trustee of Yale
                                                          University; Overseer of the Stern School of Business at
                                                          New York University; Trustee of the Whitehead Institute
                                                          for Biomedical Research.


                                           VANGUARD        PRINCIPAL OCCUPATION(S) DURING THE
                        POSITION(S)        FUNDS' TRUSTEE/ PAST FIVE YEARS AND OUTSIDE DIRECTORSHIPS     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH     HELD WITH FUNDS    OFFICER SINCE                                              OVERSEEN BY TRUSTEE/OFFICER
-------------------     ---------------    --------------  --------------------------                 ---------------------------
INDEPENDENT TRUSTEES
Emerson U. Fullwood     Trustee            January 2008   Retired Executive Chief Staff and Marketing Officer for              155
(1948)                                                    North America and Corporate Vice President of Xerox
                                                          Corporation (photocopiers and printers); Director of
                                                          SPX Corporation (multi-industry manufacturing), of the
                                                          United Way of Rochester, and of the Boy Scouts of
                                                          America.

Rajiv L. Gupta          Trustee            December 2001  Chairman, President, and Chief Executive Officer of Rohm             155
(1945)                                                    and Haas Co. (chemicals); Board Member of American Chemistry
                                                          Council; Director of Tyco International, Ltd.
                                                          (diversified manufacturing and services) since 2005.

Amy Gutmann             Trustee            June 2006      President of the University of Pennsylvania;                         155
(1949)                                                    Professor in the School of Arts and Sciences, Annenberg School
                                                          for Communication, and Graduate School of Education of the
                                                          University of Pennsylvania;  Director of Carnegie Corporation of
                                                          New York since 2005, and of Schuylkill
                                                          River Development Corporation and Greater
                                                          Philadelphia Chamber of Commerce; Trustee of
                                                          the National Constitution Center since 2007.

JoAnn Heffernan Heisen  Trustee            July 1998      Retired Corporate Vice President, Chief Global                       155
(1950)                                                    Diversity Officer, and Member of the Executive
                                                          Committee of Johnson & Johnson (pharmaceuticals/
                                                          consumer products); Vice President and Chief
                                                          Information Officer (1977-2005) of Johnson &
                                                          Johnson; Director of the University Medical Center at
                                                          Princeton and Women's Research and Education Institute.

Andre F. Perold          Trustee           December 2004  George Gund Professor of Finance and Banking,                        155
(1952)                                                    Harvard Business School; Senior Associate Dean,
                                                          Director of Faculty Recruiting, Harvard Business School;
                                                          Director and Chairman of UNX, Inc. (equities trading firm);
                                                          Chair of the Investment Committee of HighVista
                                                          Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.  Trustee            January 1993    Chairman, President, Chief Executive Officer, and                    155
(1941)                                                    Director of NACCO Industries, Inc. (forklift trucks/
                                                          housewares/lignite); Director of Goodrich Corporation
                                                          (industrial products/aircraft systems and services).


J. Lawrence Wilson      Trustee            April 1985     Retired Chairman and Chief Executive Officer of                      155
(1936)                                                    Rohm and Haas Co. (chemicals); Director of Cummins
                                                          Inc.(diesel engines) and AmerisourceBergen Corp.
                                                          (pharmaceutical distribution); Trustee of Vanderbilt
                                                          University and of Culver Educational Foundation.


                                           VANGUARD        PRINCIPAL OCCUPATION(S) DURING THE
                        POSITION(S)        FUNDS' TRUSTEE/ PAST FIVE YEARS AND OUTSIDE DIRECTORSHIPS     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH     HELD WITH FUNDS    OFFICER SINCE                                              OVERSEEN BY TRUSTEE/OFFICER
-------------------     ---------------    --------------  --------------------------                 ---------------------------
EXECUTIVE OFFICERS
Thomas J. Higgins/1/    Chief Financial       July 1998   Principal of Vanguard; Chief Financial Officer                       155
(1957)                  Officer                           of each of the investment companies
                                                          served by Vanguard, since September 2008;
                                                          Treasurer of each of the investmentcompanies
                                                          served by Vanguard (1998--2008).

Kathryn J. Hyatt/1/    Treasurer         November 2008    Principal of Vanguard; Treasurer of each of the
(1955)                                                    investment companies served by Vanguard, since
                                                          November 2008; Assistant Treasurer of each
                                                          of the investment companies served by Vanguard
                                                          (1988-2008).



F. William McNabb III/1/ Chief Executive   March 2008      Chief Executive Officer of Vanguard since August 31, 2008;          155
(1957)                   Officer and                       Director and President of Vanguard since March 2008;
                         President                         Chief Executive Officer and President of each of the
                                                           investment companies served by Vanguard, since March 2008;
                                                           Director of VMC; Managing Director of Vanguard (1995-2008).

Heidi Stam/1/           Secretary          July 2005       Managing Director of Vanguard since 2006; General Counsel           155
(1956)                                                     of Vanguard since 2005; Secretary of Vanguard and of each
                                                           of the investment companies served by Vanguard, since 2005;
                                                           Director and Senior Vice President of VMC since 2005; Principal of
                                                           Vanguard (1997-2006).

1 Officers of the Funds are "interested persons" as defined in the 1940 Act.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2006 and 2007, Vanguard paid Greenwich subscription fees amounting to less than $610,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Trust's board has the following committees:


- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held eight meetings during the Funds' last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                              VANGUARD WORLD FUND
                          TRUSTEES' COMPENSATION TABLE



                                             Pension or Retirement
                              Aggregate        Benefits Accrued as              Accrued Annual           Total Compensation
                      Compensation from              Part of these       Retirement Benefit at      from All Vanguard Funds
Trustee                  the Funds/(1)/       Funds' Expenses/(1)/        January 1, 2007/(2)/        Paid to Trustees/(3)/
----------           ------------------      ---------------------      ----------------------        ---------------------
John J. Brennan                      --                         --                          --                           --
Charles D. Ellis                 $5,148                         --                          --                     $145,000
Emerson U. Fullwood/4/            3,004                         --                          --                           --
Rajiv L. Gupta                    5,148                         --                          --                     $145,000
Amy Gutmann                       5,148                         --                          --                     $145,000
JoAnn Heffernan Heisen            5,148                     $1,630                      $2,542                     $145,000
Andre F. Perold                   5,149                         --                          --                     $145,000
Alfred M. Rankin, Jr.             5,965                      1,974                       4,982                     $168,000
J. Lawrence Wilson                5,149                      2,083                       7,240                     $140,900

1 The amounts shown in this column are based on the Funds' fiscal year ended August 31, 2008. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 152
  Vanguard funds for the 2007 calendar year.
4 Mr. Fullwood became a member of the Funds' board effective January 2008.

OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2007.


                                                                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                                               FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                                                  TRUSTEE                         BY TRUSTEE             OWNED BY TRUSTEE
----                                                  -------                         ----------             ----------------
Vanguard U.S. Growth Fund                             John J. Brennan              Over $100,000                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                  Over $100,000                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson           Over $100,000                Over $100,000

Vanguard International Growth Fund                    John J. Brennan              Over $100,000                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.        Over $100,000                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard FTSE Social Index Fund                       John J. Brennan            $10,001-$50,000                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Consumer Discretionary Index Fund            John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000


                                                                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                                               FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                                                  TRUSTEE                         BY TRUSTEE             OWNED BY TRUSTEE
----                                                  -------                         ----------             ----------------
Vanguard Consumer Staples Index Fund                  John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Energy Index Fund                            John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Financials Index Fund                        John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Health Care Index Fund                       John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000


                                                                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                                               FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                                                  TRUSTEE                         BY TRUSTEE             OWNED BY TRUSTEE
----                                                  -------                         ----------             ----------------
Vanguard Industrials Index Fund                       John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard InformationTechnology Index Fund             John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Materials Index Fund                         John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Telecommunication Services Index Fund        John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000


                                                                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                                               FUND SHARES OWNED         VANGUARD FUND SHARES
FUND                                                  TRUSTEE                         BY TRUSTEE             OWNED BY TRUSTEE
----                                                  -------                         ----------             ----------------
Vanguard Utilities Index Fund                         John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Extended Duration Treasury Index Fund        John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Mega Cap 300 Index Fund                      John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Mega Cap 300 Value Index Fund                John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000

Vanguard Mega Cap 300 Growth Index Fund               John J. Brennan                         --                Over $100,000
                                                      Charles D. Ellis                        --                Over $100,000
                                                      Emerson U. Fullwood/1/                  --                Over $100,000
                                                      Rajiv L. Gupta                          --                Over $100,000
                                                      Amy Gutmann                             --                Over $100,000
                                                      JoAnn Heffernan Heisen                  --                Over $100,000
                                                      Andre F. Perold                         --                Over $100,000
                                                      Alfred M. Rankin, Jr.                   --                Over $100,000
                                                      J. Lawrence Wilson                      --                Over $100,000
1 Mr. Fullwood became a member of the Funds' board effective January 2008.

 As of November 30, 2008, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of November 30, 2008, those listed below owned of record 5% or more of each class's outstanding shares:


 Vanguard U.S. Growth Fund--Investor Shares: Vanguard Star Fund, Malvern, PA (27.55%); Vanguard U.S. Growth Fund--Admiral Shares: State Street Bank & Trust Trustee, Glaxosmithkline RSP, Quincy, MA (6.91%), State Street Corporation Trustee, EDS 401K Plan, Westwood, MA (20.09%); Vanguard International Growth Fund--Investor Shares: Vanguard Star Fund, Malvern, PA (8.83%); Vanguard FTSE Social Index Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (8.31%), National Financial Services Corporation, New York, NY (5.54%); Vanguard FTSE Social Index Fund--Institutional Shares: ING National Trust, Windsor, CT (8.01%), Mac & Co., Pittsburgh, PA (6.64%), National Financial Services Corporation, New York, NY (12.99%), Preferred Professional Ins. Co., Omaha, NE (8.92%), State of Utah, Tobacco Trust Fund, Salt Lake City, UT (19.39%); Vanguard Consumer Discretionary Index Fund--Admiral Shares: Darrell D. Giffin, San Diego, CA (15.44%), Earle S. Colman & Takako S. Colman Trust, Ventura, CA (11.30%), James D. Von Suskil, Houston, TX (13.76%), Jeanne Leszczynski Trustee, Needham Heights, MA (6.55%), Joseph T. Pishkur, Whiting, IN (12.81%), L. Peter Temple Trustee, Ruth Chaskel Trust, Kennet Square, PA (12.96%), Michael R. Matty, Longmeadow, MA (14.91%), Mr. Sam E. Moussa, Tucson, AZ (11.00%); Vanguard Consumer Staples Index Fund--Admiral Shares: Strafe & Co. FBO Butler EQ, Westerville, OH (10.55%), Vanguard Health Care Index Fund--Admiral Shares: Great West Casualty Co., Chicago, IL (5.74%), Old Republic Insurance Co., Chicago, IL (6.56%); Vanguard Industrials Index Fund--Admiral Shares: Barry F. Kane & Anne
B. Kane, Bald Head Island, NC (8.32%), Henry A. McKinnell, Jackson, WY (29.60%); Vanguard Information Technology Index Fund--Admiral Shares: Bowen David & Co., Boston, MA (6.42%), Christopher J. Velay & Barbara P. Robinson & Dan McCarthy Trust, New York, NY (14.07%); Vanguard Extended Duration Treasury Index Fund--Institutional Shares: Charles Schwab & Co., Inc., San Francisco, CA (16.55%), Dingle & Co., Detroit, MI (9.46%), Mac & Co., Pittsburgh, PA (8.16%), Mac & Co., Pittsburgh, PA (8.46%), Mitra & Co. FBO 98, Milwaukee, WI (18.91%), National Financial Services Corporation, New York, NY (14.83%); Vanguard Mega Cap 300 Index Fund--Institutional Shares: American Bar Association, Chicago, IL (46.57%), First Union National Bank, Charlotte, NC (6.75%), Middlesex Health Systems Inc., Middletown, CT (21.44%), Soka University of America, Aliso Viejo, CA (10.64%), The Middlesex Hospital, Endowment Fund, Middletown, CT (14.59%); Vanguard Mega Cap 300 Value Index Fund--Institutional Shares: Ameritrade Inc., Omaha, NE (73.62%), Charles Schwab & Co., San Francisco, CA (25.80%); Vanguard Mega Cap 300 Growth Index Fund--Institutional Shares: Mac & Co., FBO Credit Suisse, Pittsburgh, PA (100%).


 Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of November 30, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:<


 Vanguard Consumer Discretionary Index Fund--ETF Shares: First Clearing, LLC (36.1%), Credit Suisse First Boston LLC (9.8%), Citigroup Global Markets Inc. (7.5%), Charles Schwab & Co., Inc. (7.2%), UBS Financial Services LLC (6.8%); Vanguard Consumer Staples Index Fund--ETF Shares: First Clearing, LLC (15.2%), National Financial Services LLC (11.9%), Citigroup Global Markets Inc. (10.3%), Merrill Lynch, Pierce Fenner & Smith (10.2%), Charles Schwab & Co., Inc. (9.6%), Pershing LLC (8.5%), Credit Suisse First Boston LLC (8.1%); Vanguard Energy Index Fund--ETF Shares: Pershing LLC (17.8%), Charles Schwab & Co., Inc. (13.7%), First Clearing, LLC (13.0%), National Financial Services LLC (11.5%), Citibank, N.A. (8.6%), Ameritrade, Inc. (6.0%); Vanguard Financials Index Fund--ETF Shares: Pershing LLC (17.4%), Charles Schwab & Co., Inc. (13.1%), National Financial Services LLC (11.5%), First Clearing, LLC (10.7%), Citigroup Global Markets Inc. (8.6%), Mellon Trust of New England, National Association (5.2%); Vanguard Health Care Index Fund--ETF Shares: Charles Schwab & Co., Inc. (17.3%), Pershing LLC (15.8%), Citigroup Global Markets Inc. (11.7%), National Financial Services LLC (9.8%), Merrill Lynch, Pierce Fenner & Smith (8.6%), Ameritrade, Inc. (5.3%); Vanguard Industrials Index Fund--ETF Shares: First Clearing, LLC (27.4%), Merrill Lynch, Pierce Fenner & Smith (10.9%), Credit Suisse First Boston LLC (9.1%), Citigroup Global Markets Inc. (7.9%), Pershing LLC (7.4%), National Financial Services LLC (7.0%), Charles Schwab & Co., Inc. (6.7%); Vanguard Information Technology Index Fund--ETF Shares: Citigroup Global Markets Inc. (16.3%), Charles Schwab & Co., Inc. (14.6%), Merrill Lynch, Pierce Fenner & Smith (12.3%), Pershing LLC (8.6%), UBS Financial Services LLC (6.3%), National Financial Services LLC (5.7%); Vanguard Materials Index Fund--ETF
Shares: Pershing LLC (20.2%), Charles Schwab & Co., Inc. (13.6%), First Clearing, LLC (10.1%), National Financial Services LLC (8.9%), Ameritrade, Inc. (7.6%); Vanguard Telecommunication Services Index Fund--ETF Shares: Credit Suisse First Boston LLC (12.6%), Charles Schwab & Co., Inc. (12.4%), Pershing LLC (9.6%), Citigroup Global Markets Inc. (8.3%), Merrill Lynch, Pierce Fenner & Smith (7.0%), National Financial Services LLC

(5.1%); Vanguard Utilities Index Fund--ETF Shares: Pershing LLC (15.3%), First Clearing, LLC (12.3%), Charles Schwab & Co., Inc. (10.0%), National Financial Services LLC (9.2%), Brown Brothers Harriman & Co. (6.9%), Credit Suisse First Boston LLC (6.1%), Citigroup Global Markets Inc. (5.2%), Merrill Lynch, Pierce Fenner & Smith (5.1%); Vanguard Extended Duration Treasury Index Fund--ETF
Shares: Merrill Lynch, Pierce Fenner & Smith (35.1%), JPMorgan Chase Bank, National Association (14.3%), Pershing LLC (11.6%), Charles Schwab & Co., Inc. (9.5%), Stifel, Nicolaus & Company Incorporated (8.1%); Vanguard Mega Cap 300 Index--ETF Shares: Pershing LLC (21.8%), Charles Schwab
& Co., Inc. (18.6%), Merrill Lynch, Pierce Fenner & Smith (10.3%), National Financial Services LLC (8.5%), Citigroup Global Markets Inc. (6.9%), Credit Suisse First Boston LLC (6.7%), First National Bank of Omaha (6.4%), Ameritrade, Inc. (5.2%); Vanguard Mega Cap 300 Value Index Fund--ETF Shares: Merrill Lynch, Pierce Fenner & Smith (20.6%), Brown Brothers Harriman & Co. (15.2%), Pershing LLC (10.1%), National Financial Services LLC (8.1%), First National Bank of Omaha (7.3%), Charles Schwab & Co., Inc. (5.9%), UBS Financial Services LLC (5.5%), Credit Suisse First Boston LLC (5.4%); Vanguard Mega Cap 300 Growth Index Fund--ETF Shares: Merrill Lynch, Pierce Fenner & Smith (26.1%), Pershing LLC (8.7%), Citigroup Global Markets Inc. (8.4%), The Bank of New York (8.0%), First National Bank of Omaha (7.3%), National Financial Services LLC (6.6%), Credit Suisse First Boston LLC (6.6%), Charles Schwab & Co., Inc. (5.5%).


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.



ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the fund's complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com, in the "Portfolio" section of the fund's Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.


 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Pitney Bowes Management Services, Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described above may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 Currently, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.



DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS


Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC) the daily portfolio composition files (PCFs) that identify a basket of specified securities which may overlap with the actual or expected portfolio holdings of the Vanguard funds (ETF Funds) that offer a class of shares known as Vanguard ETF Shares in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission (SEC), as described further below.


 Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities (Deposit Securities) and a cash payment (the Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.


 In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the exchange disseminates (1) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of an ETF Share, and (2) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated NAV of an ETF Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded in the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.


 As contemplated by the Vanguard ETF Exemptive Orders, Vanguard and the ETF Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell ETF Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An exchange specialist, in providing for a fair and orderly secondary market for ETF Shares, also may purchase Creation Units for use in its market-making activities on the exchange. Vanguard and the ETF Funds expect secondary market purchasers of ETF Shares will include both institutional and retail investors. Vanguard and the ETF Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the ETF Shares' market price and the ETF Shares' underlying NAV. Vanguard and the ETF Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the ETF Shares trade and their NAV. In other words, Vanguard and the ETF Funds do not expect the ETF Shares to trade at a significant premium or discount to their NAV.


 In addition to making PCFs available to the NSCC, as previously described, Vanguard's Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard's Fund Financial Services unit.


DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.



DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.



PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES


The Trust currently uses six investment advisors:

- AllianceBernstein L.P. provides investment advisory services for a portion of assets in the U.S. Growth Fund.

- Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of assets in the International
 Growth Fund.

- M&G Investment Management Limited provides investment advisory services for a portion of assets in the International Growth Fund.

- Schroder Investment Management North America Inc. provides investment advisory services for a portion of assets in the International Growth Fund.


- Vanguard provides investment advisory services to the FTSE Social Index Fund, the U.S. Sector Index Funds, the Extended Duration Treasury Index Fund, and the Mega Cap 300 Index Funds.


- William Blair & Company, L.L.C., provides investment advisory services for a portion of assets in the U.S. Growth Fund.


For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation: the nature, extent, and quality of the services provided; investment performance; and fair market value of services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended August 31, 2008.



I. VANGUARD U.S. GROWTH FUND


Vanguard U.S. Growth Fund uses a multimanager approach. The Fund currently has two investment advisors: AllianceBernstein L.P. and William Blair & Company, L.L.C.


 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the U.S. Growth Fund's assets that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


 The U.S. Growth Fund pays each advisor on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's Portfolio is compared with that of the Russell 1000 Growth Index over a trailing 36-month period (a 60-month period in the case of William Blair & Company). Note that the performance fee structure for William Blair & Company will not be in full operation until May 31, 2009; before then, the advisory fees will be calculated using certain transition rules.


 During the fiscal years ended August 31, 2006, 2007, and 2008, Vanguard U.S. Growth Fund incurred aggregate investment advisory fees of $9,093,000 (before a performance-based decrease of $1,180,000), $8,692,000
(before a performance-based decrease of $432,000), and $7,929,000 (before a performance-based decrease of $1,572,000), respectively.

A. ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN)


AllianceBernstein, a registered investment advisor, is a Delaware Limited Partnership. As of August 31, 2008, beneficial ownership of AllianceBernstein was as follows:


- 32.7% owned by AllianceBernstein Holding L.P./1/

- 63.0% owned by AXA Financial, Inc./2/


- 4.3% owned by AllianceBernstein Directors, Officers, and employees/3/


For additional information concerning AllianceBernstein's ownership structure, please refer to their most recent Form 10Q.

1 "AllianceBernstein Holding L.P." is a holding company that is publicly traded on the New York Stock Exchange under the ticker symbol "AB."

2 Includes ownership of AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in AllianceBernstein Holding, and general partnership interests in AllianceBernstein and AllianceBernstein Holding. AXA Financial, Inc., is a wholly-owned subsidiary of AXA, one of the world's largest global financial service organizations.

3 Direct and indirect ownership including unallocated units in deferred compensation plans.



1. OTHER ACCOUNTS MANAGED


James G. Reilly and P. Scott Wallace co-manage a portion of Vanguard U.S. Growth Fund. As of August 31, 2008, the Fund held assets of $4.8 billion. As of August 31, 2008, Messrs. Reilly and Wallace also co-managed 12 other registered investment companies with total assets of $11.5 billion (advisory fees based on account performance for two of these accounts with total assets of $3.4 billion); 12 pooled investment vehicles with total assets of $1.2 billion (advisory fees not based on account performance); and 39,981 other accounts with total assets of $29.3 billion (advisory fees based on account performance for seven of these accounts with total assets of $1.1 billion).



2. MATERIAL CONFLICTS OF INTEREST


As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage, and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading; managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds; and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.



Employee Personal Trading


AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment, and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.



Managing Multiple Accounts for Multiple Clients


AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Among other things,

AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for AllianceBernstein's clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.



Allocating Investment Opportunities


AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts because of the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons.



 AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.


 To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


3. DESCRIPTION OF COMPENSATION


AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is made up of the following:


- Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.


- Discretionary incentive compensation in the form of an annual cash bonus:
 AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results, and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative pre-tax investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation, and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

- Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan (deferred awards):
 AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their awards to investments in AllianceBernstein's publicly traded equity securities.


- Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


4. OWNERSHIP OF SECURITIES


As of August 31, 2008, Messrs. Reilly and Wallace owned no shares of the U.S. Growth Fund.



B. WILLIAM BLAIR & COMPANY, L.L.C. (WILLIAM BLAIR & COMPANY)


William Blair & Company is an independently owned full service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.



1. OTHER ACCOUNTS MANAGED


John Jostrand manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2008, the Fund held assets of $4.8 billion. As of August 31, 2008, Mr. Jostrand also managed three other registered investment companies with total assets of $469.6 million and 1,266 accounts with total assets of $1.3 billion (none of which had advisory fees based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Because the portfolio manager manages other accounts in addition to Vanguard U.S. Growth Fund, conflicts of interest may arise in connection with the portfolio manager's management of Vanguard U.S. Growth Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair & Company has adopted policies and procedures designed to address such conflicts, including policies and procedures relating to allocation of investment opportunities and aggregation of trades.



3. DESCRIPTION OF COMPENSATION


The compensation of William Blair & Company portfolio managers is based on the firm's mission: "to achieve success for its clients." The portfolio manager is a principal of William Blair & Company, and as of August 31, 2008, his compensation consisted of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's discretionary bonus as well as any potential changes to the principal's ownership stake is determined by the head of William Blair & Company's Investment Management Department, subject to the approval of the firm's Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stake are based upon the portfolio manager's sustained, multi-year contribution to long-term investment performance, and to the firm's revenue, profitability, intellectual capital, and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.



4. OWNERSHIP OF SECURITIES


As of August 31, 2008, Mr. Jostrand owned shares of the U.S. Growth Fund within the $100,001-$500,000 range.



II. VANGUARD INTERNATIONAL GROWTH FUND


Vanguard International Growth Fund uses a multimanager approach; the Fund currently has three investment advisors, Schroder Investment Management North America Inc. (Schroders), Baillie Gifford Overseas Ltd. (Baillie Gifford); and M&G Investment Management Limited (M&G).


 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the International Growth Fund's assets that the Fund's board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.


 The International Growth Fund pays each advisor on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's Portfolio is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (the MSCI All Country World ex-US Index for M&G) over a trailing 36-month period.


During the fiscal years ended August 31, 2006, 2007, and 2008, Vanguard International Growth Fund incurred aggregate investment advisory fees of $16,063,000 (before a performance-based decrease of $1,490,000), $20,781,000
(before a performance-based increase of $1,676,000), and $22,808,000 (before a performance-based increase of $3,220,000), respectively.



Sub-Advisor--Schroder Investment Management North America Limited


The Fund has entered into a sub-advisory agreement with Schroders and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.


 Under the terms of the sub-advisory agreement for the Fund, Schroders pays Schroder Limited advisory fees equal to 50% of the advisory fee actually paid to Schroders under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.


A. SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (SCHRODERS)


Each of Schroders and Schroder Limited is an indirect wholly-owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies with subsidiaries and branches and representative offices located in 28 countries. Schroders plc is a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates specialize in providing investment management services, with funds under management currently in excess of $259.1 billion.



1. OTHER ACCOUNTS MANAGED


Virginie Maisonneuve jointly manages a portion of Vanguard International Growth Fund; as of August 31, 2008, the Fund held assets of $16.8 billion. As of August 31, 2008, Ms. Maisonneuve also managed three other registered investment companies with total assets of $1.2 billion (advisory fees based on account performance for one of these accounts with total assets of $696 million); six other pooled investment vehicles with total assets of $520 million (advisory fees based on account performance for one of these accounts with total assets of $8 million); and twelve other accounts with total assets of $2.8 billion, (advisory fees based on account performance for two of these accounts with total assets of $147 million).

 Matthew Dobbs jointly manages a portion of Vanguard International Growth Fund; as of August 31, 2008, the Fund held assets of $16.8 billion. As of August 31, 2008, Mr. Dobbs also managed eight other registered investment companies with total assets of $3.4 billion (advisory fees based on account performance for two of these accounts with total assets of $2.6 billion); eight other pooled investment vehicles with total assets of $1.6 billion (advisory fees based on account performance for one of these accounts with total assets of $373 million); and eight other accounts with total assets of $2.7 billion (advisory fees not based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.


 A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.


 At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.


 Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by client directors. Schroders has developed trade allocation and client order priority systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.



 The structure of each portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.


 Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


3. DESCRIPTION OF COMPENSATION


Schroders' fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long term incentive program. Ms. Maisonneuve and Mr. Dobbs, receive compensation based on the factors discussed below.



 Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.


 Bonuses for fund managers may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

 For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned both with those of the shareholders and with those of investors. Over recent years we have increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.


4. OWNERSHIP OF SECURITIES


As of August 31, 2008, Ms. Maisonneuve owned shares of the International Growth Fund within the $50,001-$100,000 range, and Mr. Dobbs did not own any shares of the International Growth Fund.



B. BAILLIE GIFFORD OVERSEAS LTD.


Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.


1. OTHER ACCOUNTS MANAGED


James Anderson manages a portion of Vanguard International Growth Fund; as of August 31, 2008, the Fund held assets of $16.8 billion. As of August 31, 2008, Mr. Anderson managed no other registered investment companies. As of August 31, 2008, Mr. Anderson managed one other pooled investment vehicle with total assets of $4.1 billion (advisory fee not based on account performance) and 17 other accounts with total assets of $4.4 billion (advisory fees based on account performance for five of these accounts with total assets of $1.3 billion).


2. MATERIAL CONFLICTS OF INTEREST


At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investments, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


James Anderson is a Partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension benefits are not available to Partners, and therefore Partners provide for benefits from their own personal funds.


4. OWNERSHIP OF SECURITIES


As of August 31, 2008, Mr. Anderson did not own any shares of the International Growth Fund.



C. M&G INVESTMENT MANAGEMENT LIMITED


M&G Investment Management Limited is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain's first unit trust (mutual fund).

1. OTHER ACCOUNTS MANAGED


Graham French co-manages a portion of the International Growth Fund; as of August 31, 2008, the Fund held assets of $16.8 billion. As of August 31, 2008, Mr. French also managed four other pooled investment vehicles with total assets of $6.7 billion (advisory fees based on account performance).


 Greg Aldridge co-manages a portion of the International Growth Fund; as of August 31, 2008, the Fund held assets of $16.8 billion. As of August 31, 2008, Mr. Aldridge also managed one other pooled investment vehicle with total assets of $1 billion (advisory fees based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


Graham French and Greg Aldridge are compensated in line with standard M&G practice, which is:


 M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people's value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

- Base pay is used to reward inputs, reflecting the values of people's knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.

- Bonus payment levels are closely aligned with "outputs," chiefly investment performance, but also other results. Bonuses are discretionary, variable year on year, and reflect personal, team, and company performance. Depending on the fund's objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of Vanguard International Growth Fund, the performance factor of the fund managers' bonus is dependent on the Fund's performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.

- M&G's long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the company's value to those who play a significant role in its growth.The long-term incentive plan consists of phantom shares, normally awarded on an annual basis, with each award having a three-year performance cycle. The value of an award at vesting, and consequently the payment a participant receives, is dependent on its initial value and the change in operating profit for the M&G Retail business over the performance cycle. While the exit price is based on actual business performance, the shares awarded are phantom shares as M&G is not a listed company.

- The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.


 In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.


 M&G's remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.


4. OWNERSHIP OF SECURITIES


As of August 31, 2008, each named M&G portfolio manager owned no shares of the International Growth Fund.

III. VANGUARD FTSE SOCIAL INDEX FUND, THE VANGUARD U.S. SECTOR INDEX FUNDS, VANGUARD EXTENDED DURATION TREASURY INDEX FUND, AND THE VANGUARD MEGA CAP 300 INDEX FUNDS


Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis to Vanguard FTSE Social Index, the Vanguard U.S. Sector Index Funds, and the Vanguard Mega Cap 300 Index Funds. Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to Vanguard Extended Duration Treasury Index Fund. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 For the fiscal years ended August 31, 2006, 2007, and 2008, the Funds incurred the following expenses relating to advisory services:




FUND                                                2006              2007              2008
----                                                ----              ----              ----
Vanguard FTSE Social Index Fund                   $40,000           $94,000           $51,000
Vanguard Consumer Discretionary Index Fund          8,000            12,000            24,000
Vanguard Consumer Staples Index Fund               18,000            47,000            45,000
Vanguard Energy Index Fund                         38,000            84,000            54,000
Vanguard Financials Index Fund                     15,000            43,000            44,000
Vanguard Health Care Index Fund                    39,000            85,000            50,000
Vanguard Industrials Index Fund                    11,000            29,000            36,000
Vanguard Information Technology Index Fund         20,000            47,000            47,000
Vanguard Materials Index Fund                      15,000            33,000            45,000
Vanguard Telecommunication Services Index Fund      7,000            34,000            36,000
Vanguard Utilities Index Fund                      25,000            49,000            46,000
Vanguard Extended Duration Treasury Index Fund/1/      --                --             6,000
Vanguard Mega Cap 300 Index Fund/2/                    --                --             7,000
Vanguard Mega Cap 300 Value Index Fund/2/              --                --             6,000
Vanguard Mega Cap 300 Growth Index Fund/2/             --                --             5,000
1 The inception date for the Vanguard Extended Duration Treasury Index Fund was September 19, 2007.
2 The inception date for the Mega Cap 300 Index Fund, Mega Cap 300 Value
 Index Fund, and Mega Cap Growth Index Fund was December 10, 2007.


1. OTHER ACCOUNTS MANAGED


Michael Buek manages the Materials Index Fund; as of August 31, 2008, the Fund held assets of $471.7 million. As of August 31, 2008, Mr. Buek managed nine other registered investment companies with total assets of $145.4 billion and six other pooled investment vehicles with total assets of $4.3 billion (none of which had advisory fees based on account performance).


 Donald M. Butler manages the Utilities Index Fund and the Mega Cap 300 Value Index Fund; as of August 31, 2008, the Fund collectively held assets of $630.1 million. As of August 31, 2008, Mr. Butler managed five other registered investment companies with total assets of $104.9 billion and two other pooled investment vehicles with total assets of $2.7 billion (none of which had advisory fees based on account performance).


 Michael Perre manages the Consumer Discretionary, Industrials, Information Technology, FTSE Social Index, and Mega Cap 300 Growth Index Funds; as of August 31, 2008, the Funds collectively held assets of $1.9 billion. As of August 31, 2008, Mr. Perre managed all or a portion of seven other registered investment companies with total assets of $68.1 billion and three other pooled investment vehicles with total assets of $19.7 billion (none of which had advisory fees based on account performance).

 Ryan E. Ludt manages the Energy, Health Care, Financials, Telecommunication Services, and Mega Cap 300 Index Funds; as of August 31, 2008, the Funds collectively held assets of $2.8 billion. As of August 31, 2008, Mr. Ludt managed five other registered investment companies with total assets of $8.4 billion and one other pooled investment vehicle with total assets of $2.9 billion (none of which had advisory fees based on account performance).


 Gerard C. O'Reilly manages the Consumer Staples Index Fund; as of August 31, 2008, the Fund held assets of $536 million. As of August 31, 2008, Mr. O'Reilly managed eight other registered investment companies with total assets of $176.5 billion and three other pooled investment vehicles with total assets of $2.1 billion (none of which had advisory fees based on account performance).


 Kenneth E. Volpert co-manages the Extended Duration Treasury Index Fund; as of August 31, 2008, the Fund held assets of $263 million. As of August 31, 2008, Mr. Volpert co-managed six other registered investment companies with total assets of $104.3 billion and twelve other pooled investment vehicles with total assets of $8.8 billion (none of which had advisory fees based on account performance).


 Gregory Davis co-manages the Extended Duration Treasury Index Fund; as of August 31, 2008, the Fund held assets of $263 million. As of August 31, 2008, Mr. Davis managed or co-managed four other registered investment companies with total assets of $86.1 billion and co-managed twelve other pooled investment vehicles with total assets of $9.7 billion (none of which had advisory fees not based on account performance).



2. MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


3. DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2008, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax-law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.



 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the FTSE Social Index Fund, the U.S. Sector Index Funds, the Extended Duration Treasury Index Fund, and the Mega Cap 300 Index Funds, the performance factor depends on how closely the portfolio manager tracks the Fund's benchmark index over a one-year period.

 Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


4. OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of August 31, 2008, Vanguard employees collectively invested more than $2.1 billion in Vanguard funds. John J. Brennan, Chairman of the board of Vanguard and the Vanguard funds; F. William McNabb III, Chief Executive Officer and President of Vanguard and the Vanguard Funds; and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.


 As of August 31, 2008, Mr. Ludt owned shares of the Financials Index Fund in the $1-$10,000 range. Except as noted in the previous sentence, as of August 31, 2008, the portfolio managers owned no shares of the FTSE Social Index Index Fund, Mega Cap 300 Index Funds, or the U.S. Sector Index Funds.



IV. DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


The current investment advisory agreement with each advisor of Vanguard U.S. Growth Fund and Vanguard International Growth Fund is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor (sixty
(60) days' for Schroders), (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor (60 days' for Schroders), or (3) by the advisor upon ninety (90) days' written notice to the Fund.


 The initial investment advisory agreement with M&G for Vanguard International Growth Fund is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.


 Vanguard provides at-cost investment advisory services to Vanguard FTSE Social Index Fund, Vanguard Extended Duration Treasury Index Fund, the Vanguard U.S. Sector Index Funds, and the Vanguard Mega Cap 300 Index Funds, pursuant to the terms of the Fourth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the funds and Vanguard.



                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.


  During the fiscal years ended August 31, 2006, 2007, and 2008, the Funds paid the following amounts in brokerage commissions:


         FUND                                                 2006              2007              2008
         ----                                                 ----              ----              ----
         Vanguard U.S. Growth Fund                     $ 5,175,945       $ 4,661,930       $ 5,311,368
         Vanguard International Growth Fund             16,988,423        18,803,585        27,424,829
         Vanguard FTSE Social Index Fund                    17,070            19,974            27,021
         Vanguard Consumer Discretionary Index Fund          1,030             1,931             7,572
         Vanguard Consumer Staples Index Fund                6,727            10,593            15,108
         Vanguard Energy Index Fund                         12,141            19,831            33,514
         Vanguard Financials Index Fund                      1,708             5,215            22,972
         Vanguard Health Care Index Fund                    10,444            10,452            17,472
         Vanguard Industrials Index Fund                     1,737             4,896             5,951
         Vanguard Information Technology Index Fund          4,158             7,951            20,490
         Vanguard Materials Index Fund                       4,964             9,242            13,144
         Vanguard Telecommunication Services Index Fund     14,763            38,620            77,807
         Vanguard Utilitie Index Fund                        6,525            11,637            15,688
         Vanguard Extended Duration Treasury Index Fund/1/      --                --                --
         Vanguard Mega Cap 300 Index Fund/2/                    --                --             3,879
         Vanguard Mega Cap 300 Value Index Fund/2/              --                --             3,526
         Vanguard Mega Cap 300 Growth Index Fund/2/             --                --             8,450
         1 The inception date for Vanguard Extended Duration Treasury Index Fund was
          September 19, 2007.
         2 The inception date for Vanguard Mega Cap 300 Index Fund, Mega Cap 300
          Value Index Fund, and Mega Cap 300 Growth Index Fund was December 10, 2007.



 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

 As of August 31, 2008, each Fund held securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act, as follows:


FUND                                          REGULAR BROKER OR DEALER (OR PARENT)       AGGREGATE HOLDINGS
----                                          ------------------------------------       ------------------
Vanguard U.S. Growth Fund                                     Goldman, Sachs & Co.             $ 37,753,000
                                                       J.P. Morgan Securities Inc.                       --
                                                              Lehman Brothers Inc.                       --
Vanguard International Growth Fund              Credit Suisse Securities (USA) LLC              101,346,000
                                                     Deutsche Bank Securities Inc.                       --
                                                                  Societe Generale               28,939,000
                                                       UBS Financial Services Inc.              111,780,000
Vanguard FTSE Social Index Index Fund                         Goldman, Sachs & Co.                       --
                                                       J.P. Morgan Securities Inc.               15,591,000
                                                              Lehman Brothers Inc.                1,345,000
                                        Merrill Lynch, Pierce, Fenner & Smith Inc.                4,383,000
                                                                    Morgan Stanley                       --
Vanguard Consumer Discretionary Index
Fund                                                                            --                       --
Vanguard Consumer Staples Index Fund                                            --                       --
Vanguard Energy Index Fund                                                      --                       --
Vanguard Financials Index Fund                      Banc of America Securities LLC               48,061,000
                                                     Citigroup Global Markets Inc.               33,750,000
                                                              Goldman, Sachs & Co.               19,678,000
                                                                         ITG, Inc.                  471,000
                                                       J.P. Morgan Securities Inc.               44,996,000
                                                              Lehman Brothers Inc.                3,221,000
                                        Merrill Lynch, Pierce, Fenner & Smith Inc.               14,939,000
                                                                    Morgan Stanley               13,077,000
                                                           Wachovia Securities LLC               11,617,000
Vanguard Health Care Index Fund                                                 --                       --
Vanguard Industrials Index Fund                                                 --                       --
Vanguard Information Technology Index
Fund                                                                            --                       --
Vanguard Materials Index Fund                                                   --                       --
Vanguard TelecommunicationServices Index
Fund                                                                            --                       --
Vanguard Utilities Index Fund                                                   --                       --
Vanguard Extended Duration Treasury
Index Fund                                                                      --                       --
Vanguard Mega Cap 300 Index Fund                    Banc of America Securities LLC                1,963,000
                                                     Citigroup Global Markets Inc.                1,380,000
                                                       J.P. Morgan Securities Inc.                1,838,000
                                                              Lehman Brothers Inc.                  131,000
                                        Merrill Lynch, Pierce, Fenner & Smith Inc.                  607,000
                                                                    Morgan Stanley                  558,000
                                                           Wachovia Securities LLC                  475,000
Vanguard Mega Cap 300 Value Index Fund              Banc of America Securities LLC                4,353,000
                                                              Goldman, Sachs & Co.                1,785,000
                                                       J.P. Morgan Securities Inc.                4,075,000
                                                              Lehman Brothers Inc.                  291,000
                                        Merrill Lynch, Pierce, Fenner & Smith Inc.                1,354,000
                                                                    Morgan Stanley                1,247,000
                                                           Wachovia Securities LLC                1,052,000
Vanguard Mega Cap 300Growth Index Fund               Citigroup Global Markets Inc.                       --
                                                              Goldman, Sachs & Co.                       --

                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, or if exercising the vote would result in the imposition of trading or other restrictions.



 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:


FACTORS FOR APPROVAL                                     FACTORS AGAINST APPROVAL
--------------------                                     ------------------------
Nominated slate results in board made                    Nominated slate results in board made up
up of a majority of independent directors.               of a majority of non-independent directors.

All members of Audit,Nominating, and Compensation        Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                independent members.

                                                         Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                         Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit, fees lack of board independence).



B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.


FACTORS FOR APPROVAL                                           FACTORS AGAINST APPROVAL
--------------------                                           ------------------------
Company requires senior executives to                          Total potential dilution (including all stock-based plans) exceeds
hold a minimum amount of company stock                         15% of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through                        Annual option grants have exceeded 2% of shares outstanding.
option exercise to be held for a certain
period of time.

Compensation program includes                                  Plan permits repricing or replacement of options without
performance-vesting awards, indexed                            shareholder approval.
options, or other performance-linked grants.


Concentration of option grants to                              Plan provides for the issuance of reload options.
senior executives is limited (indicating
that the plan is very broad-based).

Stock-based compensation is                                    Plan contains automatic share replenishment (evergreen) feature.
clearly used as a substitute for cash in
delivering market-competitive total pay.


B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   -----------------------------
Plan is relatively short-term (3-5 years).             Plan is long term (>5 years).

Plan requires shareholder approval for renewal.        Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee                Ownership trigger is less than 15%.
of independent directors at least every three years
(so-called TIDE provisions).

Plan includes permitted-bid/qualified-offer            Classified board.
feature (chewable pill) that mandates a shareholder
vote in certain situations.

Ownership trigger is reasonable (15-20%).              Board with limited independence.
Highly independent,non-classified board.



B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board's or the Committee's discretion, such action is warranted.



 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.



 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.

                     INFORMATION ABOUT THE ETF SHARE CLASS


Each Vanguard U.S. Sector Index Fund, Vanguard Extended Duration Treasury Index Fund, and each Vanguard Mega Cap 300 Index Fund (the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues ETF Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (the DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.


 Each ETF Fund issues Creation Units in kind, in exchange for a basket of securities that are part of--or soon to be part of--its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.


 The ETF Shares have been approved for listing on a national exchange and will trade on the exchange at market prices that may differ from net asset value. There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange's listing requirements. The exchange may, but is not required to, delist a Fund's ETF Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund (as identified below) is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will also delist a Fund's ETF Shares upon termination of the ETF share class.


 As with any security traded on an exchange, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES OF VANGUARD U.S. SECTOR FUNDS AND VANGUARD MEGA CAP 300 INDEX FUNDS


Owners of conventional shares issued by an ETF Fund (Investor, Admiral, or Institutional Shares) may convert those shares into ETF Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into ETF Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. ETF Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.


 Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares into ETF Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into ETF Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into ETF Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and ETF Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into ETF Shares of equivalent value, based on the respective net asset values of the two share classes. The Fund's transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker and the broker, in turn, will keep track of which ETF Shares belong to its customers. Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares worth 0.750 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either

(1) take certain internal actions necessary to credit the investor's account with 0.750 ETF Shares rather than 2.481 conventional shares, or (2) redeem the
2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless he or she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.


 The conversion process works differently if the investor opts to hold ETF Shares through an account at Vanguard Brokerage Services (VBS/(R)/). If the investor converts his or her conventional shares to ETF Shares through VBS, all conventional shares for which he or she requests conversion will be converted into the equivalent amount of ETF Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of an ETF Fund into ETF Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.


- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when an ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class into which the shares will be converted.


- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her ETF Shares.


NO CONVERSIONS OR EXCHANGES OF VANGUARD EXTENDED DURATION TREASURY
ETF SHARES


The conventional share classes of Vanguard Extended Duration Treasury Index Fund are "daily dividend" share classes, which accrue dividends each day, while the ETF share class does not. The ETF Shares treat dividends much like a stock fund, in that the dividends cause the net asset value (NAV) of the ETF Shares to increase. When the dividend is earned (on the "ex-dividend date"), the NAV of the ETF Shares will fall. The differing dividend policy between the conventional and ETF classes of shares prevents Vanguard from offering a conversion privilege.


BOOK ENTRY ONLY SYSTEM


Vanguard ETF Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC) which is owned by certain participants of DTCC's subsidiaries, including DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).


 Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Shares.


 Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of ETF Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the Trust upon request and for a fee a listing of the ETF Shares of each ETF Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate ETF Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such ETF Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the exchange.


PURCHASE AND ISSUANCE OF ETF SHARES IN CREATION UNITS


The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The ETF Funds will not issue fractional Creation Units.


 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT


The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.


 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

 Vanguard, through the National Securities Clearing Corporation (the NSCC) (discussed below), makes available after the close of each Business Day, a list of the names and the required number of shares of each Deposit Security to be included in the next Business Day's Fund Deposit for each ETF Fund (subject to possible amendment or correction). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of an ETF Fund until such time as the next-announced Fund Deposit composition is made available. Each ETF Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions by a Fund, interest payments on underlying bonds, or in response to adjustments to the weighting or composition of the component securities of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of the DTC and hence not eligible for transfer through the Clearing Process will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS


To be eligible to place orders with the Distributor and to purchase Creation Units from an ETF Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.


 An Authorized Participant may place an order to purchase (or redeem) Creation Units of an ETF Fund (except for Extended Duration Treasury ETFs) either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process (except for Extended Duration Treasury
ETFs). To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process. The Clearing Process for the Extended Duration Treasury ETFs is addressed under the heading "Placement of Purchase Orders Using the Clearing Process."



 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.


 Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Deposit Securities and the Cash Component.

 Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).


 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


PLACEMENT OF PURCHASE ORDERS USING THE CLEARING PROCESS


U.S. Sector ETFs and Mega Cap 300 ETFs



For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.


 An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and
(2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.


Extended Duration Treasury ETFs


An Authorized Participant must deliver the cash and government securities portion of a Fund Deposit through the Federal Reserve's Fedwire System and the corporate securities portion of a Fund Deposit through the DTC. If a Fund Deposit is incomplete on the third Business Day after the trade date (T+3) because of the failed delivery of one or more of the Deposit Securities, the Fund shall be entitled to cancel the purchase order. Alternatively, the Fund may issue a Creation Unit of Vanguard ETF Shares notwithstanding such deficiency in reliance on an Authorized Participant's undertaking to deliver the missing Deposit Securities, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement.


PLACEMENT OF PURCHASE ORDERS OUTSIDE THE CLEARING PROCESS



An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 An ETF Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 115% (103% for Mega Cap ETFs) of the market value of the undelivered Deposit Securities (the Additional Cash Deposit). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the custodian by 11 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11 a.m., Eastern time, the next Business

Day, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Pending delivery of the missing Deposit Securities, the purchaser must deposit additional cash with the Fund to the extent necessary to maintain the Additional Cash Deposit in an amount at least equal to 115% (103% for Mega Cap ETFs) of the daily marked-to-market value of the missing Deposit Securities. If the purchaser fails to deliver missing Deposit Securities by 1 p.m. on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or fails to pay additional money to maintain the Additional Cash Deposit at 115% (103% for Mega Cap ETFs) of the marked-to-market value of the missing securities within one Business Day following notification by the Distributor that such a payment is required, the ETF Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Fund. In addition, the Fund will be entitled to collect a variable transaction fee in all such cases. The amount of this variable transaction fee shall be determined by the Fund at its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.



REJECTION OF PURCHASE ORDERS


Each of the ETF Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

- the order is not in proper form;

- the investor(s), upon obtaining the ETF Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the Deposit Securities delivered are not the same (in name or amount) as disseminated through the facilities of the NSCC for that date by the custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events.


 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The ETF Funds, the Transfer Agent, the custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS


Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, regardless of how many Creation Units are purchased, the transaction fee for U.S. Sector ETF Shares is $1,000; for Extended Duration Treasury ETF Shares, $50; for Mega Cap Growth ETF Shares and Mega Cap Value ETF Shares, $500; and for Mega Cap 300 ETF Shares, $750. An additional charge may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the ETF Shares are as follows:

        Consumer Discretionary ETF               $1,081
        Consumer Staples ETF                      1,000
        Energy ETF                                1,000
        Financials ETF                            1,356
        Health Care ETF                           1,000
        Industrials ETF                           1,000
        Information Technology ETF                1,095
        Materials ETF                             1,000
        Telecommunication Services ETF            1,000
        Utilities ETF                             1,000
        Extended Duration Treasury ETF               50
        Mega Cap 300 ETF ETF                        828
        Mega Cap 300 Value ETF                      500
        Mega Cap 300 Growth ETF                     500


 When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.



REDEMPTION OF ETF SHARES IN CREATION UNITS


ETF Shares may be redeemed only in Creation Units; an ETF Fund will not redeem ETF Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.


 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.


 Vanguard, through the NSCC, makes available after the close of each Business Day a list of the names and the number of shares of each Redemption Security to be included in the next Business Day's redemption basket (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.


 Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security or if the Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS


Each of the ETF Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For each ETF Fund, except the Extended Duration Treasury Index Fund, the amount of the transaction fee on redemptions is the same as the fee imposed on comparable purchases (see previous section), regardless of the number of units redeemed. The Extended Duration Treasury Index Fund imposes a transaction fee of $50 on each redemption of Creation Units, regardless of the number of units redeemed. When the Extended Duration Treasury Index Fund permits or requires a redeeming investor to receive cash in lieu of one or more Redemption Securities, unlike purchases, the Fund does not impose an additional variable charge on the "cash in lieu" portion.


PLACEMENT OF REDEMPTION ORDERS OF U.S. SECTOR AND MEGA CAP ETFS USING THE CLEARING PROCESS


 An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if
(1) such order is received by the Distributor prior to the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. Neither the Trust, the ETF Fund, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone or e-mail systems were not operating properly). An order to redeem Creation Units through the Clearing Process made in proper form but received by the Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.


PLACEMENT OF REDEMPTION ORDERS OUTSIDE THE CLEARING PROCESS


An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of an ETF Fund outside the Clearing Process is deemed received on the Transmittal Date if
(1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. If on T+3 an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the Fund shall be entitled to cancel the redemption order. Alternatively, the Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash, notwithstanding such deficiency, in reliance on the Authorized Participant's undertaking to deliver the missing ETF Shares, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of cash collateral in accordance with the Authorized Participant Agreement. In all cases the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.



 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the custodian on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the custodian on such Transmittal Date.

 Each of the ETF Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).


 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.


 The right of redemption may be suspended or the date of payment postponed with respect to any ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of a Fund's ETF Shares or determination of the ETF Shares' NAV is not reasonably practical; or (4) in such other circumstances as the SEC permits.


                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended August 31, 2008, appearing in the Funds' 2008 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


















"FTSE(R)" and "FTSE4Good(TM)" are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. "GEIS" and "All-World" are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World Index, FTSE All-World ex US Index, and FTSE High Dividend Yield Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Russell is a trademark of The Frank Russell Company. Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital index and any data included therein. Barclays Capital's only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

                                                                  SAI023 122008

                                     PART C
                              VANGUARD WORLD FUND
                               OTHER INFORMATION

ITEM 23. EXHIBITS


(a) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, is filed herewith.
(b)    By-Laws, are filed herewith.

(c) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d) Investment Advisory Contracts, for AllianceBernstein L.P.; Baillie Gifford Overseas, Ltd.; Schroder Investment Management North America Inc.; and William Blair & Company, L.L.C., filed on December 22, 2006, Post-Effective Amendment No. 103; and M&G Investment Management Limited, filed on February 26, 2008, Post-Effective Amendment No. 109, are hereby incorporated by reference. For The Vanguard Group, Inc. which provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts, not applicable.


(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in Part B of this Registration Statement.
(g) Custodian Agreements, for Citibank, N.A., filed on December 16, 2005, Post-Effective Amendment No. 101; and for Brown Brothers Harriman & Co., filed on April 28, 2008, Post-Effective Amendment No. 110, are hereby incorporated by reference. For JPMorgan Chase Bank and for U.S. Bank NA, are filed herewith.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on December 10, 2007, Post-Effective Amendment No. 108; Indemnity Agreement between The Vanguard Group, Inc., and William Blair & Company, L.L.C., filed on April 19, 2004, Post-Effective Amendment No. 94; and Form of Authorized Participant Agreement, filed on April 28, 2008, Post-Effective Amendment No. 110, are hereby incorporated by reference.

(i)    Legal Opinion, not applicable.

(j) Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12b-1 Plan, not applicable.

(n)    Rule 18f-3 Plan, is filed herewith.

(o)    Reserved.

(p) Code of Ethics, for William Blair & Company, L.L.C., filed on June 18, 2004, Post-Effective Amendment No. 95; for AllianceBernstein L.P. and The Vanguard Group, Inc., filed on October 26, 2006, Post-Effective Amendment No. 102; for Baillie Gifford Overseas, Ltd., filed on December 10, 2007, Post-Effective Amendment No. 108; and for M&G Investment Management Limited, filed on April 28, 2008, Post-Effective Amendment No. 110, are hereby incorporated by reference. For Schroder Investment Management North America, Inc., and Schroder Investment Management North America, Ltd., are filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION


The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


AllianceBernstein L.P. (AllianceBernstein) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of AllianceBernstein, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by AllianceBernstein pursuant to the Advisers Act (SEC File No. 801-56720).


William Blair & Company, L.L.C. (William Blair & Company), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of William Blair & Company, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by William Blair & Company pursuant to the Advisers Act (SEC File No. 801-688).

Schroder Investment Management North America, Inc. (Schroder), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Schroder, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Baillie Gifford Overseas Ltd. (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Baillie Gifford, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).

M&G Investment Management Limited (M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of M&G, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

ITEM 27. PRINCIPAL UNDERWRITERS


(a) Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 150 funds.


(b) The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.




NAME                        POSITIONS AND OFFICE WITH UNDERWRITER                   POSITIONS AND OFFICE WITH FUNDS
----                        -------------------------------------                   --------------------------------
R. Gregory Barton           Director and Senior Vice President                      None

Mortimer J. Buckley         Director and Senior Vice President                      None

F. William McNabb III       Chairman and Director                                   Chief Executive Officer and President

Michael S. Miller           Director and Managing Director                          None

Glenn W. Reed               Director                                                None

George U. Sauter            Director and Senior Vice President                      None

Heidi Stam                  Director and Senior Vice President                      Secretary

Richard D. Carpenter        Treasurer                                               None

David L. Cermak             Principal                                               None

Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer

Michael L. Kimmel           Secretary                                               None

Sean P. Hagerty             Principal                                               None

John C. Heywood             Principal                                               None

Steve Holman                Principal                                               None

Jack T. Wagner              Assistant Treasurer                                     None

Jennifer M. Halliday        Assistant Treasurer                                     None

Brian P. McCarthy           Senior Registered Options Principal                     None

Deborah McCracken           Assistant Secretary                                     None

Miranda O'Keefe             Compliance Registered Options Principal                 None

Joseph F. Miele             Registered Municipal Securities Principal               None

Scott M. Bishop             Registered Municipal Securities Principal               None

Bradley J. Sacco            Registered Municipal Securities Principal               None

Jane K. Myer                Principal                                               None

Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance Officer



(c)    Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's custodians, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Citibank, N.A., 111 Wall Street, New York, New York 10005, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, and U.S. Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 23rd day of December, 2008.


                                             VANGUARD WORLD FUND


                                   BY:   /s/ F. William McNabb III*
                                         --------------------------
                                             F. WILLIAM MCNABB III
                                     CHIEF EXECUTIVE OFFICER AND PRESIDENT


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


             SIGNATURE                         TITLE                             DATE
     --------------------------------------------------------------------------------------------

        /s/ John J. Brennan*                  Chairman of the Board and         December 23, 2008
     ------------------------------           Trustee
            John J. Brennan

        /s/ F. William McNabb III*            Chief Executive Officer and       December 23, 2008
     ------------------------------           President
            F. William McNabb III

        /s/ Charles D. Ellis*                 Trustee                           December 23, 2008
     ------------------------------
            Charles D. Ellis

        /s/ Emerson U. Fullwood*              Trustee                           December 23, 2008
     ------------------------------
            Emerson U. Fullwood

        /s/ Rajiv L. Gupta*                   Trustee                           December 23, 2008
     ------------------------------
            Rajiv L. Gupta

        /s/ Amy Gutmann*                      Trustee                           December 23, 2008
     ------------------------------
            Amy Gutmann

        /s/ JoAnn Heffernan Heisen*           Trustee                           December 23, 2008
     ------------------------------
            JoAnn Heffernan Heisen

        /s/ Andre F. Perold*                  Trustee                           December 23, 2008
     ------------------------------
            Andre F. Perold

        /s/ Alfred M. Rankin, Jr.*            Trustee                           December 23, 2008
     ------------------------------
            Alfred M. Rankin, Jr.

        /s/ J. Lawrence Wilson*               Trustee                           December 23, 2008
     ------------------------------
            J. Lawrence Wilson

        /s/ Thomas J. Higgins*                Chief Financial Officer           December 23, 2008
     ------------------------------
            Thomas J. Higgins

*By: /s/ Heidi Stam
     --------------
  Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see File Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.

                                 EXHIBIT INDEX

Articles of Incorporation, Amended and Restated Agreement and
Declaration of Trust. . . .  . . . . . . . . . . . . . . . . . . .Ex-99.A

By-Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Ex-99.B

Custodian Agreement, JPMorgan Chase Bank. . . . . . . . . . . . . Ex-99.G

Custodian Agreement, U.S. Bank . .. . . . . . . . . . . . . . . . Ex-99.G

Other Opionions, Consent of Independent Registered Public
Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.J

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . . . . . . .Ex-99.N

Code of Ethics, Schroder Investment Management
North America, Inc. . . . . . . . . . . . . . . . . . . . . . . . Ex-99.P

Code of Ethics, Schroder Investment Management
North America, Ltd. . . . . . . . . . . . . . . . . . . . . . . . Ex-99.P